Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
www.ssgafunds.com

PROSPECTUS
DECEMBER 20, 2010

SSgA MONEY MARKET FUNDS

SSgA Money Market Fund (Ticker Symbol: ssmxx)	SSgA U.S. Government Money Market Fund (Ticker Symbol: ssgxx)	SSgA Tax Free Money Market Fund (Ticker Symbol: staxx)

SSgA FIXED INCOME FUNDS

SSgA Bond Market Fund (Ticker Symbol: ssbmx)	SSgA Intermediate Fund (Ticker Symbol: ssinx)	SSgA High Yield Bond Fund (Ticker Symbol: sshyx)

SSgA DOMESTIC EQUITY FUNDS

SSgA Disciplined Equity Fund (Ticker Symbol: ssmtx)	SSgA Enhanced Small Cap Fund (Ticker Symbol: sespx)	SSgA Small Cap Fund (Ticker Symbol: svscx)	SSgA IAM Shares Fund (Ticker Symbol: siamx)

SSgA Tuckerman Active REIT Fund (Ticker Symbol: ssrex)	SSgA Directional Core Equity Fund (Ticker Symbol: sdcqx)	SSgA S&P 500 Index Fund (Ticker Symbol: svspx)

SSgA INTERNATIONAL EQUITY FUNDS

SSgA Emerging Markets Fund (Ticker Symbol: ssemx)	SSgA International Stock Selection Fund (Ticker Symbol: ssaix)

SSgA FUNDS OF FUNDS

SSgA Life Solutions Balanced Fund (Ticker Symbol: sslbx)	SSgA Life Solutions Growth Fund (Ticker Symbol: sslgx)	SSgA Life Solutions Income and Growth Fund (Ticker Symbol: sslix)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA Money Market Fund	2
SSgA U.S. Government Money Market Fund	5
SSgA Tax Free Money Market Fund	8
SSgA Bond Market Fund	11
SSgA Intermediate Fund	15
SSgA High Yield Bond Fund	18
SSgA Disciplined Equity Fund	21
SSgA Enhanced Small Cap Fund	24
SSgA Small Cap Fund	27
SSgA IAM Shares Fund	30
SSgA Tuckerman Active REIT Fund	33
SSgA Directional Core Equity Fund	36
SSgA S&P 500 Index Fund	39
SSgA Emerging Markets Fund	42
SSgA International Stock Selection Fund	45
SSgA Life Solutions Balanced Fund	49
SSgA Life Solutions Growth Fund	51
SSgA Life Solutions Income and Growth Fund	54
FUND OBJECTIVES, STRATEGIES AND RISKS	57
SSgA Money Market Fund	57
SSgA U.S. Government Money Market Fund	59
SSgA Tax Free Money Market Fund	60
SSgA Bond Market Fund	62
SSgA Intermediate Fund	64
SSgA High Yield Bond Fund	66
SSgA Disciplined Equity Fund	68
SSgA Enhanced Small Cap Fund	69
SSgA Small Cap Fund	70
SSgA IAM Shares Fund	71
SSgA Tuckerman Active REIT Fund	72
SSgA Directional Core Equity Fund	73
SSgA S&P 500 Index Fund	75
SSgA Emerging Markets Fund	76
SSgA International Stock Selection Fund	78
SSgA Life Solutions Balanced Fund	80
SSgA Life Solutions Growth Fund	82
SSgA Life Solutions Income and Growth Fund	84
Investment Strategies Common to the SSgA Funds (Other than the SSgA Money Market Funds)	85
Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds	85
Portfolio Holdings	86
FUND MANAGEMENT	87
Investment Advisor/Subadvisor	87
Investment Management Fees	87
Portfolio Management	87
SHAREHOLDER INFORMATION	89
Pricing of Fund Shares	89
Investing in SSgA Fund Shares	89
Purchasing Shares	89
Redeeming Shares	91
Dividends and Distributions	94
Taxes	95
DISTRIBUTION ARRANGEMENTS	96
INFORMATION REGARDING STANDARD & POOR’S CORPORATION	97
FINANCIAL HIGHLIGHTS	98

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS	Back Cover

This Prospectus relates solely to Institutional Class shares of certain SSgA Funds. Certain SSgA Funds have other share classes, and there are SSgA Funds other than those funds described in this Prospectus. Those other funds and share classes are described in separate Prospectuses.

1

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

Investment Objective

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.39%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$40	$125	$219	$493

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other bank instruments, commercial paper, repurchase agreements, asset-backed securities, corporate obligations, instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s

2

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2000: 1.59%	December 31, 2009: 0.01%	September 30, 2010: 0.01%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years*	10 Years*

SSgA Money Market Fund	0.28%	3.07%	2.89%

Citigroup 3-month Treasury Bill Index	0.16%	2.88%	2.84%

*	The returns would have been lower without the contractual and voluntary fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

3

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

4

SSgA U.S. Government Money Market Fund	FUND SUMMARY	Ticker Symbol: ssgxx

Investment Objective

SSgA U.S. Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.07%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.37%

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$38	$119	$208	$468

Principal Investment Strategies

SSgA U.S. Government Money Market Fund typically invests at least 80% of its net assets (plus borrowings, if any) in instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund may make significant investments in certain mortgage-related securities, including obligations of the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank, that are neither insured nor guaranteed by the U.S. Treasury. The fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Government Securities. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

5

SSgA U.S. Government Money Market Fund	FUND SUMMARY	Ticker Symbol: ssgxx

•	Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

December 31, 2000: 1.57%	September 30, 2009: 0.00%	September 30, 2010: 0.00%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years	10 Years

SSgA U.S. Government Money Market Fund	0.04%	2.87%	2.74%

Citigroup 3-month Treasury Bill Index	0.16%	2.88%	2.84%

*	The returns would have been lower without the voluntary fee waiver and/or expense reimbursement.

To obtain the fund’s current 7-day yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

6

SSgA U.S. Government Money Market Fund	FUND SUMMARY	Ticker Symbol: ssgxx

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

7

SSgA Tax Free Money Market Fund	FUND SUMMARY	Ticker Symbol: staxx

Investment Objective

SSgA Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.12%
Other Expenses	0.22%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the fund as a result of an investment in shares of one or more acquired funds)	0.04%
Total Annual Fund Operating Expenses	0.63%

Total Annual Fund Operating Expenses may be higher than The Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$64	$202	$351	$786

Principal Investment Strategies

SSgA Tax Free Money Market Fund invests at least 80% of its net assets (plus borrowings, if any) in federal tax-exempt, high quality, short-term municipal securities of all types. The fund generally invests all of its assets in instruments exempt from ordinary federal income tax. The fund may not invest more than 20% of its net assets in federally taxable money market instruments, including securities issued by or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as certificates of deposit, commercial paper and repurchase agreements.

The fund follows a disciplined investment process that attempts to provide stability, liquidity and competitive yields through all market environments, as well as reduce risks, by investing in high quality money market instruments. In addition, the fund follows regulatory requirements applicable to all money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing principally in municipal securities, including general obligation bonds and notes; revenue bonds and notes; commercial paper and other privately issued securities; tender option bonds; private activity bonds; industrial development bonds; and municipal lease contracts. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in securities of other investment companies with similar investment guidelines.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

8

SSgA Tax Free Money Market Fund	FUND SUMMARY	Ticker Symbol: staxx

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Municipal Obligations Risk. The municipal securities market in which the fund invests may be volatile and may be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. If an issuer of a municipal security does not comply with applicable tax requirements, interest paid on the security may become taxable and the security could decline in value.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2000: 0.95%	September 30, 2009: 0.00%	September 30, 2010: 0.00%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years	10 Years

SSgA Tax Free Market Fund	0.23%	2.05%	1.84%

iMoney Net Tax Free Average	0.18%	1.97%	1.78%

*	The returns would have been lower without the voluntary fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

9

SSgA Tax Free Money Market Fund	FUND SUMMARY	Ticker Symbol: staxx

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes. Moreover, distributions by the fund that are designated as “exempt-interest dividends” generally are not taxable for federal income tax purposes. However, such income may still be subject to state or local taxation. Distributions not designated by the fund as “exempt-interest dividends” generally will be taxable as described above.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

10

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: ssbmx

Investment Objective

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.06%
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.08%
Less Fee Waivers and/or Expense Reimbursements	(0.58)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.50% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$51	$286	$539	$1,265

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 502% of the average value of its portfolio.

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be securities inside or outside of the benchmark, to overweight or underweight certain industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

11

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: ssbmx

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•	Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Forward-Commitment, When-Issued, and Delayed-Delivery Securities. Forward commitment, delayed-delivery and when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

12

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: ssbmx

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

September 30, 2002: 4.80%	December 31, 2007: (5.58)%	September 30, 2010: 8.51%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Bond Market Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	9.66%	0.98%	4.06%
Return After Taxes on Distributions	8.10%	(0.62)%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	6.23%	(0.08)%	2.37%

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

William H. Cunningham and Matthew D. Pappas serve as portfolio managers of the fund. They have managed the fund since 2010 and 2007, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

13

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: ssbmx

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

14

SSgA Intermediate Fund	FUND SUMMARY	Ticker Symbol: ssinx

Investment Objective

SSgA Intermediate Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.15%
Less Fee Waivers and/or Expense Reimbursements	(0.55)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.60%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.60% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$61	$311	$580	$1,348

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 538% of the average value of its portfolio.

Principal Investment Strategies

SSgA Intermediate Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments with dollar-weighted average maturities of between three and ten years. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

15

SSgA Intermediate Fund	FUND SUMMARY	Ticker Symbol: ssinx

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•	Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Forward-Commitment, When-Issued, and Delayed-Delivery Securities. Forward commitment, delayed-delivery and when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

16

SSgA Intermediate Fund	FUND SUMMARY	Ticker Symbol: ssinx

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

September 30, 2002: 4.54%	September 30, 2007: (2.96)%	September 30, 2010: 6.99%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Intermediate Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	7.62%	1.17%	3.88%
Return After Taxes on Distributions	6.51%	(0.23)%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	4.93%	0.18%	2.34%

Barclays Capital U.S. Intermediate Government/ Credit Bond Index	5.24%	4.66%	5.93%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

William H. Cunningham and Matthew D. Pappas serve as portfolio managers of the fund. They have managed the fund since 2010 and 2007, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

17

SSgA High Yield Bond Fund	FUND SUMMARY	Ticker Symbol: sshyx

Investment Objective

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.01%
Less Fee Waivers and/or Expense Reimbursements	(0.26)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$77	$296	$533	$1,213

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 294% of the average value of its portfolio.

Principal Investment Strategies

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield bonds commonly referred to as “junk bonds”. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which

18

SSgA High Yield Bond Fund	FUND SUMMARY	Ticker Symbol: sshyx

may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

•	Asset-Backed Securities. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of an asset-backed security, and there may be limitations on the enforceability of any security interest granted with respect to those assets.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Equities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which the fund may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2010: 10.69%

19

SSgA High Yield Bond Fund	FUND SUMMARY	Ticker Symbol: sshyx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA High Yield Bond Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	51.24%	5.55%	5.58%
Return After Taxes on Distributions	45.91%	2.59%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares	32.78%	2.94%	2.80%

Barclays Capital U.S. High-Yield
2% Issuer Capped Index	58.76%	6.49%	6.87%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Jeffrey Megar, CFA, and William H. Cunningham serve as portfolio managers of the fund. Each has managed the fund since 2008.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

20

SSgA Disciplined Equity Fund	FUND SUMMARY	Ticker Symbol: ssmtx

Investment Objective

SSgA Disciplined Equity Fund seeks to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.18%
Other Expenses	4.49%
Total Annual Fund Operating Expenses	4.92%
Less Fee Waivers and/or Expense Reimbursements	(4.27)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.65%*

*	The fund’s investment adviser is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.65% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$66	$1,094	$2,123	$4,704

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

SSgA Disciplined Equity Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities, primarily common stocks. The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the S&P 500 Index, the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund’s investment universe is largely represented by, but is not limited to, securities in the fund’s benchmark and the Russell 1000 Index. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment and deviate from the model, but only if it believes that certain negative information measured by the model is not fully reflected in the model-generated portfolio.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

21

SSgA Disciplined Equity Fund	FUND SUMMARY	Ticker Symbol: ssmtx

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 15.43%	December 31, 2008: (22.44)%	September 30, 2010: 1.91%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Disciplined Equity Fund	1 Year*	5 Years	10 Years

Return Before Taxes	24.99%	(0.87)%	(1.99)%
Return After Taxes on Distributions	23.99%	(1.23)%	(3.06)%
Return After Taxes on Distributions and Sale of Fund Shares	16.11%	(0.82)%	(2.03)%

S&P 500® Index	26.46%	0.42%	(0.95)%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

22

SSgA Disciplined Equity Fund	FUND SUMMARY	Ticker Symbol: ssmtx

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

John O’Connell and Scott Conlon, CFA, serve as portfolio managers of the fund. They have managed the fund since 2002 and 2010, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

23

SSgA Enhanced Small Cap Fund	FUND SUMMARY	Ticker Symbol: sespx

Investment Objective

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.24%
Other Expenses	0.89%
Total Annual Fund Operating Expenses	1.58%
Less Fee Waivers and/or Expense Reimbursements	(0.83)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.25% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$77	$420	$794	$1,875

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies, such as common stocks (including IPOs). A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000 Index.

To manage the fund’s portfolio, the fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to control risk exposure relative to the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. It is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model is intended to generate a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark and is intended to reflect the risk characteristics of the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment and deviate from the model, but only if it believes that certain negative information measured by the model is not fully reflected in the model-generated portfolio.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may also engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and

24

SSgA Enhanced Small Cap Fund	FUND SUMMARY	Ticker Symbol: sespx

the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 19.10%	December 31, 2008: (26.68)%	September 30, 2010: 10.74%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

		Since
SSgA Enhanced Small Cap Fund	1 Year*	Inception(1)*

Return Before Taxes	23.16%	(1.42)%
Return After Taxes on Distributions	22.82%	(2.05)%
Return After Taxes on Distributions and Sale of Fund Shares	15.05%	(1.31)%

Russell 2000® Index	27.17%	1.59%

(1)	The Fund began operating on March 22, 2005.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns

25

SSgA Enhanced Small Cap Fund	FUND SUMMARY	Ticker Symbol: sespx

depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

John O’Connell and Scott Conlon, CFA, serve as portfolio managers of the fund. They have managed the fund since 2005 and 2010, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

26

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: svscx

Investment Objective

SSgA Small Cap Fund seeks to maximize the total return through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.19%
Other Expenses	2.63%
Total Annual Fund Operating Expenses	3.57%
Less Fee Waivers and/or Expense Reimbursements	(2.32)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.25% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$127	$879	$1,652	$3,683

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies

SSgA Small Cap Fund will invest at least 80% of its assets in equities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. These equities comprise primarily common stocks and may include IPOs. The fund’s advisor employs a proprietary quantitative stock-selection model that seeks to adapt to the macroeconomic and investment conditions and other quantitative metrics to select the most attractive equity securities.

The quantitative stock selection model allows the advisor to evaluate each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held is determined by the stock-selection model in evaluating a security’s relative return and risk attractiveness. Overweight or underweight positions in certain securities, industries and sectors relative to the benchmark are a direct result of this process. The fund periodically rebalances its portfolio to reflect changes predicted by the model. The advisor from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

27

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: svscx

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive for long periods of time and they may never realize their full value.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2003: 19.49%	December 31, 2008: (26.07)%	September 30, 2010: 7.33%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Small Cap Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	11.04%	(6.85)%	0.57%
Return After Taxes on Distributions	11.04%	(7.51)%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares	7.17%	(5.55)%	0.57%

Russell 2000® Index	27.17%	0.51%	3.51%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Marc Reinganum and Anna Lester serve as portfolio managers of the fund. They have managed the fund since October 2010.

28

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: svscx

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

29

SSgA IAM Shares Fund	FUND SUMMARY	Ticker Symbol: siamx

Investment Objective

SSgA IAM Shares Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.06%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.53%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.53%

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.65% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$54	$170	$296	$665

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

SSgA IAM Shares Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

The fund may invest up to 20% of its assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index; therefore, the fund’s returns will likely vary from those of the S&P 500 Index.

The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks of domestic companies and IPOs. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

30

SSgA IAM Shares Fund	FUND SUMMARY	Ticker Symbol: siamx

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 16.46%	December 31, 2008: (22.24)%	September 30, 2010: 3.02%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA IAM Shares Fund	1 Year	5 Years	10 Years*

Return Before Taxes	26.37%	0.33%	(1.24)%
Return After Taxes on Distributions	25.43%	(0.03)%	(1.57)%
Return After Taxes on Distributions and Sale of Fund Shares	17.01%	0.20%	(1.16)%

S&P 500® Index	26.46%	0.42%	(0.95)%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

31

SSgA IAM Shares Fund	FUND SUMMARY	Ticker Symbol: siamx

Karl Schneider and John Tucker serve as portfolio managers of the fund. They have managed the fund since 2006 and 2007, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000/$100	*
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

*	Provided that a $50 automatic monthly investment is established.

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

32

SSgA Tuckerman Active REIT Fund	FUND SUMMARY	Ticker Symbol: ssrex

Investment Objective

SSgA Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.31%
Less Fee Waivers and/or Expense Reimbursements	(0.31)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$102	$385	$690	$1,555

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

SSgA Tuckerman Active REIT Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different industry types and regions based on the fundamental research of the fund’s investment subadvisor. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one

33

SSgA Tuckerman Active REIT Fund	FUND SUMMARY	Ticker Symbol: ssrex

or a few issuers, developments affecting those issuers are likely to have a greater impact on the fund’s share price.

•	Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2010: 17.46%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Tuckerman
Active REIT Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	21.74%	(1.26)%	10.06%
Return After Taxes on Distributions	19.91%	(3.36)%	7.86%
Return After Taxes on Distributions and
Sale of Fund Shares	13.80%	(1.20)%	8.20%

Dow Jones U.S. Select REIT® Index	28.60%	(0.05%)	10.68%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

The Tuckerman Group, LLC, serves as sub-advisor to the fund. SSgA Funds Management, Inc. and The Tuckerman Group, LLC are affiliates.

Amos J. Rogers, III and Sophia Banar serve as portfolio managers of the fund. They have managed the fund since 2003 and 2007, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

34

SSgA Tuckerman Active REIT Fund	FUND SUMMARY	Ticker Symbol: ssrex

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

35

SSgA Directional Core Equity Fund	FUND SUMMARY	Ticker Symbol: sdcqx

Investment Objective

SSgA Directional Core Equity Fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities which, in the opinion of the fund’s investment advisor, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the fund’s investment advisor, have deteriorating business fundamentals and/or valuations.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses:
Dividend Expense on Securities Sold Short	0.34%
Remainder of Other Expenses	3.69%
Total Annual Fund Operating Expenses	5.53%
Less Fee Waivers and/or Expense Reimbursements	(3.59)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.94%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and dividends and interest on securities sold short) exceed 1.60% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$197	$1,372	$2,620	$6,090

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 197% of the average value of its portfolio.

Principal Investment Strategies

SSgA Directional Core Equity Fund invests at least 80% of its net assets (plus borrowings, if any) in equity securities, such as common stocks. The advisor anticipates that the fund’s long positions will equal approximately 95% of the fund’s net assets with 5% in cash reserves, the replacement cost of all securities sold short by the fund will equal approximately 30% of the fund’s net assets at any time, and the proceeds of its short sales and cash reserves on hand will generally cover the fund’s liability from short sales. A short sale is a sale of a security that the fund has borrowed with the intent to buy it back at a lower price. The combination of long and short positions is intended to produce long-term capital appreciation with down side protection.

The fund’s advisor employs a proprietary quantitative stock-selection model to generate a portfolio drawn from the 1,250 largest U.S. companies by market capitalization. This model is intended to reflect the risk characteristics of the Russell 1000® Index, the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds, and sells, on both the long and short side. In addition, it is intended to predict the relative attractiveness (or in the case of short sales, unattractiveness) of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of relative valuations, the quality of company’s earnings, cash flows, and investor sentiment) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held both in the long portfolio and short portfolio is determined by the stock-selection model in evaluating a securities relative return and risk attractiveness. Overweight and underweight positions in certain securities, industries, and sectors relative to

36

SSgA Directional Core Equity Fund	FUND SUMMARY	Ticker Symbol: sdcqx

the benchmark are a direct result of this process. Securities held as short positions generally are those that are the least attractive as predicted by the model. The fund periodically rebalances its portfolio to reflect changes predicted by model. The advisor from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

The fund may also invest in U.S. government securities, real estate securities (such as securities issued by companies engaged in the business of managing or developing real estate, such as REITs), illiquid securities and futures, options and other derivative instruments. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a long-only fund that holds primarily a diversified portfolio of U.S. equity securities.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	The Fund’s Short Strategy. If the value of a security sold short increases in value, the fund will lose money on its short position, while bearing the costs associated with establishing, maintaining and closing out the short position.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

37

SSgA Directional Core Equity Fund	FUND SUMMARY	Ticker Symbol: sdcqx

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2009: 11.29%	March 31, 2008: (10.18)%	September 30, 2010: (3.01)%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

		Since
SSgA Directional Core Equity Fund	1 Year*	Inception(1)*

Return Before Taxes	13.68%	0.44%
Return After Taxes on Distributions	13.68%	0.20%
Return After Taxes on Distributions and Sale of Fund Shares	8.89%	0.32%

Russell 1000® Index	28.43%	1.35%

(1)	The Fund began operating on May 11, 2005.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

J. Lee Montag and Marc Reinganum serve as portfolio managers of the fund. They have managed the fund since 2010.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

38

SSgA S&P 500 Index Fund	FUND SUMMARY	Ticker Symbol: svspx

Investment Objective

SSgA S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor’s® 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.09%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.19%
Less Fee Waivers and/or Expense Reimbursements	(0.01)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.18%*

(1)	Amounts reflect the total expenses of the master fund (the State Street Equity 500 Index Portfolio) and the fund.

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.18% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$18	$60	$106	$242

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a “master fund,” that is, a fund that has the same investment objective as, and investment policies that are substantially similar to those of, the fund. At least 80% of the fund’s net assets (plus borrowings, if any) are invested either directly or indirectly through the master fund in stocks in the S&P 500® Index in proportion to their weighting in that index. The fund attempts to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures. To the extent that the fund may not be able to purchase all 500 stocks of the S&P 500 Index, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to common stocks in the S&P 500 Index, the fund may invest in futures, options and other derivatives. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its fund’s principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

39

SSgA S&P 500 Index Fund	FUND SUMMARY	Symbol: svspx

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Master/Feeder Structure Risk. The ability of the fund to meet its investment objective and redeem investors is directly related to the ability of the master fund to meet its objective and redeem fund interests in the master fund. The trustees and officers of the fund will consider any conflict between in the fund and the master fund and take such actions as they deem appropriate.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 15.84%	December 31, 2008: (21.89)%	September 30, 2010: 3.81%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA S&P 500 Index Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	26.22%	0.28%	(1.10)%
Return After Taxes on Distributions	25.18%	(0.12)%	(1.59)%
Return After Taxes on Distributions and Sale of Fund Shares	16.90%	0.15%	(1.09)%

S&P 500® Index	26.46%	0.42%	(0.95%)

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Karl Schneider and John Tucker serve as portfolio managers of the fund. They have managed the fund since 2004 and 2007, respectively.

40

SSgA S&P 500 Index Fund	FUND SUMMARY	Symbol: svspx

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

41

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: ssemx

Investment Objective

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.24%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.24%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, and acquired fund fee and expenses) exceed 1.25% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$126	$393	$681	$1,500

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a

42

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: ssemx

fund investing primarily in equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	American Depositary Receipts (ADRs). ADRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 31.26%	September 30, 2008: (29.94)%	September 30, 2010: 11.51%

43

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: ssemx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Emerging Markets Fund	1 Year	5 Years*	10 Years*

Return Before Taxes	70.25%	13.94%	9.43%
Return After Taxes on Distributions	69.05%	12.47%	8.69%
Return After Taxes on Distributions and Sale of Fund Shares	45.65%	11.91%	8.26%

MSCI® Emerging Markets Index (Gross)	79.02%	15.88%	10.11%
MSCI® Emerging Markets Index (Net)	78.51%	15.51%	9.78%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Brad Aham, CFA, FRM, and Chris Laine serve as portfolio managers of the fund. They have managed the fund since 1994 and 2007, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

44

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssaix

Investment Objective

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.17%
Less Fee Waivers and/or Expense Reimbursements	(0.17)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$102	$355	$627	$1,405

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

45

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssaix

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2009: 20.47%	September 30, 2008: (20.54)%	September 30, 2010: 0.63%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA International Stock Selection Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	22.92%	3.27%	1.56%
Return After Taxes on Distributions	21.68%	2.68%	0.96%
Return After Taxes on Distributions and Sale of Fund Shares	14.90%	2.84%	1.25%

MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

46

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssaix

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Didier Rosenfeld and Stuart Hall serve as portfolio managers of the fund. They have managed the fund since 2008 and 2010, respectively.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

47

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: sslbx

Investment Objective

SSgA Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.04%
Other Expenses	0.70%
Acquired Fund Fees and Expenses	0.38%
Total Annual Fund Operating Expenses	1.12%
Fee Waivers and/or Expense Reimbursements	(0.29)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.83%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.45% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$85	$374	$685	$1,568

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Balanced Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in bonds, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the

48

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: sslbx

stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

•	Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Medium-Capitalization Securities. The fund’s or an underlying fund’s investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•	Small-Capitalization Securities. The fund’s or an underlying fund’s investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2003: 13.37%	December 31, 2008: (10.09)%	September 30, 2010: 3.65%

49

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: sslbx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Life Solutions Balanced Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	16.22%	1.00%	1.77%
Return After Taxes on Distributions	15.43%	0.11%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.54%	0.39%	0.79%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	19.91%	3.13%	2.94%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (50%), Barclays Capital U.S. Aggregate Bond Index (40%), and MSCI® EAFE® Net Dividend Index (10%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

50

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: sslgx

Investment Objective

SSgA Life Solutions Growth Fund seeks long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.12%
Other Expenses	3.03%
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses	3.52%
Fee Waivers and/or Expense Reimbursements	(2.70)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.82%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.45% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$84	$855	$1,646	$3,721

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Growth Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 60% and 100% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests its remaining assets in underlying funds that invest principally in bonds, including money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the

51

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: sslgx

stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

•	Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Medium-Capitalization Securities. The fund’s or an underlying fund’s investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•	Small-Capitalization Securities. The fund’s or an underlying fund’s investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2003: 16.69%	December 31, 2008: (15.95)%	September 30, 2010: 2.29%

52

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: sslgx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

Life Solutions Growth Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	19.53%	0.41%	0.64%
Return After Taxes on Distributions	18.73%	(0.29)%	(0.55)%
Return After Taxes on Distributions and Sale of Fund Shares	12.69%	0.02%	(0.04)%

S&P 500® Index	26.46%	0.42%	(0.95)
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	24.59%	2.35%	1.62%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (65%), Barclays Capital U.S. Aggregate Bond Index (15%), and MSCI® EAFE® Net Dividend Index (20%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

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SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: sslix

Investment Objective

SSgA Life Solutions Income and Growth Fund seeks income and, secondarily, long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.16%
Other Expenses	5.21%
Acquired Fund Fees and Expenses	0.36%
Total Annual Fund Operating Expenses	5.73%
Fee Waivers and/or Expense Reimbursements	(4.92)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.81%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.45% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$83	$1,319	$2,530	$5,455

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Income and Growth Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally bonds. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in equities, including international equities, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

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SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: sslix

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Equity Securities. To the extent the fund or any underlying fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund or an underlying fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which it has significant holdings, or weaknesses associated with one or more specific companies in which it may have substantial investments. Moreover, the fund or an underlying fund may not be able to sell some or all of its securities at desired prices.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2003: 10.08%	September 30, 2001: (5.80)%	September 30, 2010: 4.94%

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SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: sslix

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Life Solutions Income and Growth Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	12.92%	1.45%	2.65%
Return After Taxes on Distributions	11.83%	0.13%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	8.39%	0.52%	1.40%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	15.19%	3.79%	4.14%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (35%), Barclays Capital U.S. Aggregate Bond Index (60%), and MSCI® EAFE® Net Dividend Index (5%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 87.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 89.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 95.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 96.

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FUND OBJECTIVES,
STRATEGIES AND RISKS

SSgA Money Market Fund

Investment Objective

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•	Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•	Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund

57

may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Financial information concerning foreign entities generally is more limited than financial information generally available from U.S. issuers or not available. Moreover, the value of instruments of foreign issuers tends to be adversely affected by local or regional political and economic developments.

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SSgA U.S. Government Money Market Fund

Investment Objective

SSgA U.S. Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

SSgA U.S. Government Money Market Fund typically invests at least 80% of its net assets (plus borrowings, if any) in obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•	Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are neither insured nor guaranteed by the U.S. Treasury; and

•	Repurchase agreements collateralized with high quality securities and other assets.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Government Securities Risks. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and to the extent the fund owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment. Because the fund emphasizes investment in U.S, government securities, and because U.S. government securities generally are perceived as having low risks compared to most other types of investments, the fund’s performance compared to money market funds that invest principally in other types of money market instruments may be lower.

Significant Exposure to U.S. Government Agencies and Financial Institutions. Although the fund attempts to invest substantially all of its assets in securities issued or guaranteed by U.S. government agencies and high quality instruments issued by financial institutions, events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely effect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

59

SSgA Tax Free Money Market Fund

Investment Objective

SSgA Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Tax Free Money Market Fund invests at least 80% of its net assets (plus borrowings, if any) in federal tax-exempt, high quality, short-term municipal securities of all types. The fund generally invests all of its assets in instruments exempt from ordinary federal income tax. The fund may not invest more than 20% of its net assets in federally taxable money market instruments, including securities issued by or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as certificates of deposit, commercial paper and repurchase agreements. The fund may buy or sell securities on a when-issued or forward commitment basis.

The fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates, or may be zero coupon securities. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•	Securities issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the U.S., including:

•	General obligation bonds and notes;

•	Revenue bonds and notes;

•	Commercial paper and other privately issued securities;

•	Tender option bonds;

•	Private activity bonds;

•	Industrial development bonds; and

•	Municipal lease contracts; and

•	Securities of other investment companies with similar investment guidelines.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interests rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

Municipal Obligations Risk. The municipal securities market in which the fund invests may be volatile and may be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest paid on the security may become taxable and the security could decline in value.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or

60

interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

61

SSgA Bond Market Fund

Investment Objective

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be inside or outside the benchmark, to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Such instruments may have fixed, zero coupon, variable or floating interest rate and typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund attempts to meet its investment objective by investing in, among other things:

•	Mortgage-related securities (including collateralized mortgage obligations, or “CMOs”) issued by private issuers or issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, including mortgage-related securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Other asset-backed securities, including asset-backed commercial paper;

•	Repurchase agreements;

•	Commercial paper of U.S. and foreign companies;

•	Other obligations of U.S. and foreign companies (e.g., “Yankee” bonds), including public utilities;

•	Obligations of U.S. and foreign financial institutions;

•	Derivatives, including futures, options and swaps; and

•	Privately issued bank loans.

The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by the fund at an established price with payment or delivery taking place in the future, and include transactions in “to be announced securities” and forward rolls with respect to mortgage-related securities.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests exclusively in bonds and other non-equity types of financial instruments. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Significant Exposure to Government Agencies and Financial Institutions. Many instruments in which the fund invests are issued or guaranteed as to principal or interest by agencies of the U.S. government, and not the U.S. Treasury. Other instruments, including repurchase agreements, are issued by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with government agencies and high quality financial institutions, the financial strength of many agencies and financial institutions depends on other institutions fulfilling their obligations in the financial markets. Investors may lose confidence in the ability of a specific government agency or financial institution, or government agencies and financial institutions generally, to fulfill their obligations, thus causing the market value of instruments issued or guaranteed by them to fall.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor

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vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities. Those securities, however, generally are not as sensitive to interest rate changes as investment grade bonds.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Forward-Commitment, When-Issued, and Delayed-Delivery Securities. There can be no assurance that a security purchased in these transactions will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the fund to purchase the securities. In such a transaction, the value of the security may decrease if the price of the security declines below the purchase price/appreciates above the sale price but will benefit if the converse occurs.

If deemed advisable as a matter of investment strategy, the fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases the fund may realize a taxable capital gain or loss. When the fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Intermediate Fund

Investment Objective

SSgA Intermediate Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Intermediate Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in intermediate-term debt instruments.

The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Within the investment grade category, the fund is not limited in the extent to which it may invest in securities that fall within a particular ratings level. Such instruments may have fixed, zero coupon, variable or floating interest rate and may be denominated in U.S. dollars. The fund attempts to meet its investment objective by investing in, among other things:

•	Mortgage-related securities (including collateralized mortgage obligations, or “CMOs”) issued by private issuers or issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, including mortgage-related securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Other asset-backed securities, including asset-backed commercial paper;

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities;

•	Obligations of U.S. and foreign financial institutions;

•	Repurchase agreements collateralized with high quality securities and other assets; and

•	Derivatives, including futures, options and swaps

The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by the fund at an established price with payment or delivery taking place in the future, and include transactions in “to be announced securities” and forward rolls with respect to mortgage-related securities.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests exclusively in bonds and other non-equity types of financial instruments. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Significant Exposure to U.S. Government Agencies and Financial Institutions. Although the fund attempts to invest substantially all of its assets in securities issued or guaranteed by U.S. government agencies and high quality instruments issued by financial institutions, events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely effect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal

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payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Forward-Commitment, When-Issued, and Delayed-Delivery Securities. There can be no assurance that a security purchased in these transactions will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the fund to purchase the securities. In such a transaction, the value of the security may decrease if the price of the security declines below the purchase price/appreciates above the sale price but will benefit if the converse occurs.

If deemed advisable as a matter of investment strategy, the fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases the fund may realize a taxable capital gain or loss. When the fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA High Yield Bond Fund

Investment Objective

SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield, high risk (non-investment grade) debt securities, commonly knows as high yield or junk bonds. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation.

The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates, and may be denominated in U.S. dollars or foreign currencies. The fund attempts to meet its investment objective by investing in, among other things:

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds);

•	Privately issued bank loans;

•	Equity securities, including warrants, preferred stock and common stock;

•	Asset-backed securities;

•	Derivatives, including credit default swaps; and

•	Repurchase agreements.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction costs (generally measured by interest rate spreads) and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests primarily in bonds and other non-equity types of financial instruments, as well as certain equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks, Generally—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities. Those securities, however, generally are not as sensitive to interest rate changes as investment grade bonds.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Privately Negotiated Loans and Other Indebtedness. The fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the fund’s ability to sell those interests. As a result, the fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the fund to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result,

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mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

In a forward roll transaction, the fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Equity Securities. To the extent the fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which it has significant holdings, or weakness associated with one or more specific companies in which it may have substantial investments. Moreover, the fund may not be able to sell some or all of its securities at desired prices.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Disciplined Equity Fund

Investment Objective

SSgA Disciplined Equity Fund seeks to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Disciplined Equity Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities. The fund attempts to meet its investment objective by investing primarily in common stocks.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the S&P 500 Index, the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in either the fund’s benchmark or the Russell 1000 Index. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment and deviate from the model, but only if it believes that certain negative information measured by the model is not fully reflected in the model-generated portfolio.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Large-Capitalization Securities. The fund’s emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Enhanced Small Cap Fund

Investment Objective

SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small-cap companies, that is, a company with a market capitalization no larger than the company with the largest capitalization in the Russell 2000® Index, the fund’s benchmark. The fund’s portfolio is expected to have characteristics similar to the Russell 2000® Index, but with the potential to provide returns in excess of those of the Russell 2000® Index. The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks, including initial public offerings of securities (IPOs).

The fund’s advisor employs a proprietary quantitative stock-selection model. This model determines which securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark and is intended to reflect the risk characteristics of the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in either the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment and deviate from the model, but only if it believes that certain information measured by the model is not fully reflected in the model-generated portfolio.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Small Cap Fund

Investment Objective

SSgA Small Cap Fund seeks to maximize the total return through investment in equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. These equities comprise primarily common stocks and may include IPOs. The fund’s advisor employs a proprietary quantitative stock selection model that seeks to adapt to the macroeconomic and investment conditions and other quantitative metrics to select the most attractive equity securities.

The quantitative stock selection model allows the advisor to evaluate each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held is determined by the stock-selection model in evaluating a securities relative return attractiveness. Overweight or underweight positions in certain securities, industries and sectors relative to the benchmark are a direct result of this process. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive for long periods of time and they may never realize their full value, as measured by earnings ratios and other common financial calculations.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA IAM Shares Fund

Investment Objective

SSgA IAM Shares Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA IAM Shares Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

As of August 31, 2010, there were approximately 366 companies whose equity securities were publicly traded and met one or both of those requirements. IAM Companies tend to be diverse geographically and by industry sector. The fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The fund’s investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. While the fund seeks a high correlation with the S&P 500® Index returns, the fund will not fully replicate the S&P 500® Index, therefore, the Fund’s returns will likely vary from those of the S&P 500® Index. The fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks, and initial public offerings of securities (IPOs).

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Large-Capitalization Securities. The fund’s emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500® Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the IAM Companies are concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

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SSgA Tuckerman Active REIT Fund

Investment Objective

SSgA Tuckerman Active REIT Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Tuckerman Active REIT Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer.

The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different types (for example, REITs that specialize in healthcare facilities, office properties or residential rental properties) and regions based on the fundamental research of the fund’s investment subadvisor. The fund invests with a relatively long-term horizon, and attempts to minimize turnover, while focusing on relative valuations, balance sheet strength and high growth rates.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Non-Diversified Investments. As a non-diversified fund, the fund may be more volatile than other funds. The fund may invest a larger percentage of its assets in securities of one or several issuers than a diversified fund, and thus, the performance of those issuers may have a substantial impact on the fund’s share price.

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including real estate investment trust (or REITs) are subject to many of the risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Many REITs do not have diversified holdings, making them more sensitive to changes in specific real estate markets.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Directional Core Equity Fund

Investment Objective

SSgA Directional Core Equity Fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium capitalization equity securities which, in the opinion of the fund’s investment advisor, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the fund’s investment advisor, have deteriorating business fundamentals and/or valuations.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Directional Core Equity Fund invests at least 80% of its net assets (plus borrowings, if any) in equity securities, such as common stocks. The fund anticipates, but cannot guarantee, that at any given time:

•	Long positions (that is, securities the fund owns securities outright) equal approximately 95% of the fund’s net assets with 5% in cash reserves;

•	The replacement cost of all securities sold short by the fund (a short sale is a sale of a security that the fund has borrowed with the intent to buy it back at a lower price) will equal approximately 30% of the fund’s net assets at any time; and

•	The proceeds of its short sales and cash reserves on hand will generally cover the fund’s liability from short sales.

The combination of long and short positions is intended to produce long term capital appreciation with down side protection. In the event the fund’s short position increases substantially from its intended proportion of the fund’s net assets, the fund will attempt to use available cash and proceeds from the liquidation of long positions to replace enough of the securities sold short to bring the long and short positions back toward the intended proportions. If the fund’s long position should increase substantially, the fund will sell additional securities short for the same purpose of restoring the intended proportions.

The fund’s advisor employs a proprietary quantitative stock-selection model to generate a portfolio drawn from the 1,250 largest U.S. companies by market capitalization. This model is intended to reflect the risk characteristics of the Russell 1000® Index, the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds, and sells, on both the long and short side. In addition, it is intended to predict the relative attractiveness (or in the case of short sales, unattractiveness) of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of relative valuations, the quality of company’s earnings, cash flows, and investor sentiment) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held both in the long portfolio and short portfolio is determined by the stock-selection model in evaluating a securities relative return and risk attractiveness. Overweight and underweight positions in certain securities, industries, and sectors relative to the benchmark are a direct result of this process. Securities held as short positions generally are those that are the least attractive as predicted by the model.

The fund periodically rebalances its portfolio to reflect changes predicted by model. The advisor from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

In seeking long-term capital appreciation, the fund invests primarily in equity securities of large- and medium-sized companies that have reasonable prospects for long-term growth, and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations. Large capitalization companies include the companies represented at the time of investment in the Russell 1000® Index, and medium capitalization companies include companies represented at the time of investment in the Russell Midcap® Index. The fund also may invest in U.S. government securities, real estate securities (such as securities issued by companies engaged in the business of managing or developing real estate, such as real estate investment trusts (REITs)), illiquid securities and futures, options and other derivative instruments.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a long-only fund that holds primarily a diversified portfolio of U.S. equity securities.

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

The Fund’s Short Strategy. When the fund is engaging in a short sale, the fund sells a security that it does not own, typically a security borrowed from a broker or dealer. To close out its short sale, that is, to repay the loan of the

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borrowed security, the fund must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the making of a short sale exposes the fund to the risk of liability for the market value of the security that is sold (which increases as the market value of the underlying security increases) in addition to the costs associated with establishing, maintaining and closing out the short position. When engaging in short sales, the fund may be required to pledge assets to the broker or take other action to cover its obligation. Such pledges have the practical effect of limiting the amount of leverage that can be created through engaging in short sales.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the Russell 1000® Index or the Russell Midcap® Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including real estate investment trust (or REITs) are subject to many of the risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Many REITs do not have diversified holdings, making them more sensitive to changes in specific real estate markets.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA S&P 500 Index Fund

Investment Objective

SSgA S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor’s® 500 Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of State Street Equity 500 Index Portfolio that has the same investment objective as, and investment policies that are substantially similar to those of, the fund (commonly referred to as a “master/feeder” complex, with the fund serving as the “feeder” fund and the portfolio of State Street Equity 500 Index Portfolio serving as the “master” fund). At least 80% of the fund’s total net assets (plus borrowings, if any) are invested either directly or indirectly through the master fund in stocks in the S&P 500® Index in proportion to their weighting in that index. Fund shareholders will be notified at least 60 days prior to changing the 80% investment policy. The S&P 500 Index is designed to capture the price performance of a large cross-section of the U.S. publicly traded stock market.

The fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a passive investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures. To the extent that the fund may not be able to purchase all 500 stocks of the S&P 500 Index, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to the common stocks in the S&P 500 Index, the fund also may invest in futures, options and other derivatives.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Large-Capitalization Securities. The fund’s emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Master/Feeder Structure Risk. The ability of the fund to meet its investment objective is directly related to the ability of the master fund to meet its objective, which in turn may be adversely affected by the purchase and redemption activities of other investors in the master fund. In addition, the ability of a fund shareholder to redeem interests in the fund is dependent on the fund’s ability to redeem its interests in the master fund. The fund’s investment advisor or one of its affiliates also may serve as investment advisor to the master fund. The trustees and officers of the fund will consider any conflict between in the fund advisor’s fiduciary responsibilities to the fund and the advisor’s or affiliate’s fiduciary duties to the master fund, and take such actions as they deem appropriate.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the S&P 500 Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

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SSgA Emerging Markets Fund

Investment Objective

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain information measured by the model is not fully reflected in.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Securities, including Emerging Markets Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

American Depositary Receipts (ADRs). ADRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other

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countries and changes in the exchange rates of foreign currencies.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Participation Certificates. From time to time, the fund may invest in participation certificates, that is, an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

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SSgA International Stock Selection Fund

Investment Objective

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks and, to help manage cash, index futures.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA Money Market Funds).”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities

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could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EAFE Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Life Solutions Balanced Fund

Investment Objective

SSgA Life Solutions Balanced Fund seeks a balance of growth of capital and income.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Balanced Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in bonds, and up to 20% in money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including equity funds, are described in “-Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds-Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Large-Capitalization Securities. The fund’s or its underlying funds’ emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Medium-Capitalization Securities. The fund’s or its underlying funds’ investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations. Medium-capitalization companies typically have less seasoned management, fewer product lines and less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns. In addition, growth prospects of medium-capitalization companies tend to be less certain than larger capitalization companies, and the dividends paid on medium-capitalization stocks are frequently negligible. The prices of medium-capitalization stocks have, on occasion, fluctuated in the opposite direction of the prices of larger capitalization stocks or the general stock market.

Small-Capitalization Securities. The fund’s or its underlying funds’ investments in small-capitalization companies tend to expose the fund to greater risks than if the fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large cap stocks.

Bonds. To the extent the fund or its underlying funds hold bonds, the fund will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, prepayment and extension risks, and liquidity risk. During periods of rising interest rates, a bond’s yield generally is lower than prevailing market rates, causing the value of the bond to fall. Credit risk is the risk that an issuer or guarantor of the bond may default on its obligation to pay scheduled interest and repay principal. Prepayment and extension risks are the risks

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that a bond may be paid before or after the date the fund expects it to be repaid, causing the fund to lose interest payments that the fund had otherwise expected. Liquidity risk is the risk that adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding those securities to determine their values.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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SSgA Life Solutions Growth Fund

Investment Objective

SSgA Life Solutions Growth Fund seeks long term growth of capital.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Growth Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 60% and 100% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests its remaining assets in underlying funds that invest principally in bonds, including money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in specific securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including equity funds, are described in “-Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds-Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Large-Capitalization Securities. The fund’s or its underlying funds’ emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Medium-Capitalization Securities. The fund’s or its underlying funds’ investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations. Medium-capitalization companies typically have less seasoned management, fewer product lines and less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns. In addition, growth prospects of medium-capitalization companies tend to be less certain than larger capitalization companies, and the dividends paid on medium-capitalization stocks are frequently negligible. The prices of medium-capitalization stocks have, on occasion, fluctuated in the opposite direction of the prices of larger capitalization stocks or the general stock market.

Small-Capitalization Securities. The fund’s or its underlying funds’ investments in small-capitalization companies tend to expose the fund to greater risks than if the fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large cap stocks.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary

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rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Bonds. To the extent the fund or its underlying funds hold bonds, the fund will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, prepayment and extension risks, and liquidity risk. During periods of rising interest rates, a bond’s yield generally is lower than prevailing market rates, causing the value of the bond to fall. Credit risk is the risk that an issuer or guarantor of the bond may default on its obligation to pay scheduled interest and repay principal. Prepayment and extension risks are the risks that a bond may be paid before or after the date the fund expects it to be repaid, causing the fund to lose interest payments that the fund had otherwise expected. Liquidity risk is the risk that adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding those securities to determine their values.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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SSgA Life Solutions Income and Growth Fund

Investment Objective

SSgA Life Solutions Income and Growth Fund seeks income and, secondarily, long term growth of capital.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Income and Growth Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally bonds. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in equities, including international securities and up to 20% in money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in specific securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds (other than the SSgA money market funds).”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including bond and equity funds, are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Equity Securities. To the extent the fund or any underlying fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund or an underlying fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which it has significant holdings, or weaknesses associated with one or more specific companies in which it may have substantial investments. Moreover, the fund or an underlying fund may not be able to sell some or all of its securities at desired prices.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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Investment Strategies Common to the SSgA Funds (Other than the SSgA Money Market Funds)

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSgA Funds’ domestic and international equity funds, and the SSgA funds-of-funds to the extent that they invest in equity funds:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSgA Funds’ fixed income and money market funds, and the SSgA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

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Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Portfolio Holdings

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

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FUND MANAGEMENT

Investment Advisor/Subadvisor

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2010, SSgA FM had assets under management of over $196 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2010, has over $1.9 trillion under management.

State Street Bank and Trust Company, also a subsidiary of State Street Corp., is a 200-year old pioneer and leader in the world of financial services, and one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

Investment Subadvisor to SSgA Tuckerman Active REIT Fund. The Tuckerman Group, LLC (“Tuckerman”), 4 International Drive, Suite 230, Rye Brook, NY 10773, serves as the investment subadvisor to SSgA FM with respect to SSgA Tuckerman Active REIT Fund, and as such directs the management of that fund’s investment portfolio. With respect to SSgA Tuckerman Active REIT Fund, SSgA FM provides reporting, operational and compliance services, as well as general oversight of that fund’s investment subadvisor. As of October 31, 2010, Tuckerman had assets under management of over $7.2 billion. Tuckerman is part of State Street Global Alliance LLC, a strategic venture partnership jointly owned by SSgA and Stichting Pensionenfonds ABP (a Dutch pension Fund). Tuckerman focuses on real estate investments and strategic advisory services for institutional and individual clients through a series of specialized programs. Its capabilities include direct, private real estate investments as well as management of public real estate securities portfolios, such as real estate investment trusts. Tuckerman brings to its clients years of considerable investment, development (ground-up and value added), asset management, leasing and capital market experience.

Investment Management Fees

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the advisor.

The Advisor may reimburse expenses to or waive the management fee of an SSgA money market fund in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that any of the SSgA money market funds will be able to avoid a negative yield.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010.

For its services as the Advisor, each fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2010, the effective management fee paid, reflecting certain fee waivers and expense reimbursements is shown below for each fund.

	Annual Management Fees (% of Average Daily Net Assets)
	Management	Management
	Fee Before	Fee After
	Waivers or	Waivers or
Fund	Reimbursements	Reimbursements

Money Market	0.25%	0.18%
U.S. Government Money Market	0.25%	0.07%
Tax Free Money Market	0.25%	0.00%
Bond Market	0.30%	0.00%
Intermediate	0.30%	0.00%
High Yield Bond	0.30%	0.04%
Disciplined Equity	0.25%	0.00%
Enhanced Small Cap	0.45%	0.00%
Small Cap	0.75%	0.00%
IAM SHARES	0.25%	0.25%
Tuckerman Active REIT	0.65%	0.34%[1]
Directional Core Equity	1.25%	0.00%
S&P 500 Index[2]	0.00%	0.00%
Emerging Markets	0.75%	0.75%
International Stock Selection	0.75%	0.58%

[1]	The advisor pays the sub-advisor an annual management fee of 0.30% of the fund’s average daily net assets on a monthly basis. This sub-advisory fee is based on half the total management fee paid to the advisor, net of reimbursements.

[2]	The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the S&P Master Fund. The S&P Master Fund makes payments to State Street for the Advisor’s advisory services and State Street’s custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Master Fund, the S&P 500 Index Fund bears its ratable share of the Master Fund’s expenses, and at the same time continues to pay its own fees and expenses.

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the underlying funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the underlying funds.

Portfolio Management

Each of the SSgA Funds is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the

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flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for each SSgA Fund (other than the SSgA money market funds). The SSgA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA Bond Market Fund SSgA Intermediate Fund	William H. Cunningham	Investment professional for 26 years, the last 4 years with SSgA FM or its affiliates.

	Matthew D. Pappas	Investment professional for 14 years, the last 8 years with SSgA FM or its affiliates.

SSgA High Yield Bond Fund	Jeffrey Megar, CFA	Investment professional for 14 years, the last 3 years with SSgA FM or its affiliates.

	William H. Cunningham	Investment professional for 26 years, the last 4 years with SSgA FM or its affiliates.

SSgA Small Cap Fund	Anna Lester	Investment professional for 12 years, the last 5 years with SSgA FM or its affiliates.

	Marc Reinganum	Investment professional for 31 years, the last year with SSgA FM or its affiliates.

SSgA Directional Core Equity Fund	J. Lee Montag	Investment professional for 13 years, the last 3 years with SSgA FM or its affiliates.

	Marc Reinganum	Investment professional for 31 years, the last year with SSgA FM or its affiliates.

SSgA Enhanced Small Cap Fund SSgA Disciplined Equity Fund	Scott Conlon, CFA	Investment professional for 12 years, the last 5 years with SSgA FM or its affiliates.

	John O’Connell	Investment professional for 17 years, the last 10 years with SSgA FM or its affiliates.

SSgA IAM Shares Fund SSgA S&P 500 Index Fund	Karl Schneider	Investment professional for 14 years, the last 14 years with SSgA FM or its affiliates.

	John A. Tucker	Investment professional for 22 years, the last 22 years with SSgA FM or its affiliates. He is head of the U.S. Equity Markets in SSgA’s Global Structured Products Group.

SSgA Tuckerman Active REIT Fund	Amos J. Rogers III	Investment professional for 20 years, the last 7 years with Tuckerman or its affiliates. He leads SSgA’s real estate investment business.

	Sophia Banar	Investment professional for 6 years, the last 6 years with Tuckerman or its affiliates.

SSgA Emerging Markets Fund	Brad Aham, CFA, FRM	Investment professional for 17 years, the last 17 years with SSgA FM or its affiliates. He is the head of SSgA’s Active Emerging Markets Equity Team.

	Chris Laine	Investment professional for 16 years, the last 3 years with SSgA FM or its affiliates.

SSgA International Stock Selection Fund	Stuart Hall, CFA	Investment professional for 10 years, the last 6 years with SSgA FM or its affiliates.

	Didier Rosenfeld, CFA	Investment professional for 12 years, the last 10 years with SSgA FM or its affiliates. He leads SSgA’s Global Quantitative Active Equity Team.

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SSgA Fund	Portfolio Manager(s)	Experience

SSgA Life Solutions Balanced Fund SSgA Life Solutions Growth Fund SSgA Life Solutions Income and Growth Fund	Michael Martel	Investment professional for 18 years, the last 18 years with SSgA FM or its affiliates.

	Daniel Farley, CFA	Investment professional for 18 years, the last 18 years with SSgA FM or its affiliates. He is the Global Head of Investments for SSgA’s Multi Asset Class Solutions Team.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

Time Fund’s Share Price
SSgA Fund	Valuation Method(s) Used	Determined (Eastern time)

SSgA Money Market Fund* SSgA U.S. Government Money Market Fund* SSgA Tax Free Money Market Fund*	Amortized Cost	Close of the New York Stock Exchange (ordinarily 4 p.m.)

SSgA Bond Funds SSgA Domestic Equity Funds SSgA International Equity Funds	Market value (generally determined at the closing time of the market on which they are traded)	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)

Amortized cost (for debt securities maturing within 60 days)

SSgA Funds of Funds	Published net asset values of underlying funds	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Purchase of Fund Shares

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

Investing in SSgA Fund Shares

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information.

Purchasing Shares

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant

* The SSgA money market funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. These funds also may establish special hours on those days to determine each fund’s NAV.

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minimum amount of your initial or additional investment in a specific SSgA Fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as automatic transfers and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to begin the account registration process or request that the account-opening forms be sent to you. You may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. (Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA S&P 500 Index Fund—a/c #xxx”).])

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value, or NAV, as calculated on the trade date. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds other than SSgA Money Market Funds: If the purchase request is received by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

For Purchases by Check, Exchange or Wire Into Money Market Funds: For SSgA Money Market Fund and SSgA Tax Free Money Market Fund, if the purchase request is received by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

For SSgA U.S. Government Money Market Fund, if the purchase request is received by the SSgA Funds on a business day before 3 p.m., Eastern time, the trade date will be the same day. If the purchase request is received on a business day after 3 p.m., Eastern time, or on a non-business day, the trade date will be the next business day. The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase.

If you elect to purchase SSgA money market fund shares by wire, the funds must receive payment by the close of the Federal Reserve (ordinarily 4 p.m. Eastern time).

The SSgA money market funds may elect to accept purchase orders on any day that the NYSE is not open for regular trading but the Federal Reserve or National Securities Clearing Corporation is. On those days, the funds also may adopt special hours of operation and cut-off times for accepting purchase orders. The SSgA money market funds will post advanced notice at www.ssgafunds.com of when the funds will make that election, as well as any special hours and cut-off times.

If your purchase request is not accurate and complete, it may be rejected.

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For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large Purchases of SSgA Money Market Funds. If you intend to purchase shares of SSgA Money Market Fund in excess of $25 million, or shares of SSgA U.S. Government Money Market Fund or SSgA Tax Free Money Market Fund in excess of $5 million, you must notify the SSgA Funds at least one business day before the intended purchase date. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Redeeming Shares

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request and the manner in which you are redeeming.

All SSgA Funds other than the SSgA Money Market Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

SSgA Money Market Fund. Redemption requests must be received prior to the close of the NYSE (ordinarily 4 p.m. Eastern time). The shares will be redeemed using that day’s NAV, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

SSgA US Government Money Market Fund. Redemption requests must be received prior to 3 p.m. Eastern time. The shares will be redeemed using that days’ NAV, and the proceeds ordinarily will be wired the same day according to pre-designated instructions. On Federal Reserve holidays, redemption proceeds ordinarily will be sent the next business day. On days on which the Bond Market Association recommends an early or complete closure of the bond markets, redemption proceeds may be sent the next business day.

SSgA Tax Fee Money Market Fund. Redemption requests must be received prior to 12 noon Eastern time for redemptions to be processed using that day’s NAV and the proceeds ordinarily will be wired the same day. Redemption instructions received after 12 noon and before the close of the NYSE (ordinarily 4 p.m. Eastern time) will receive that day’s closing price and the proceeds ordinarily wired the following business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By Wire. When redeeming shares of a SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received and the proceeds wire will normally be sent the next day, but may take up to seven business days. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of a SSgA Fund redemption invested directly into shares of another SSgA

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Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Check Writing Service (SSgA money market funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a charge of $5 every time you order checks for the SSgA money market funds. You may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of any SSgA Fund is $500, except for shareholders of SSgA S&P 500 Index Fund who established accounts with the fund on or after December 24, 1997, in which case the minimum account size is $10,000. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by law.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of a SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing, often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. Excessive trading into and out of a SSgA Fund may harm a fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” to discourage excessive trading. Under the policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in excessive trading activities. As a means to protect the funds and their shareholders from excessive trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, Omnibus Transparency and Change of Direction, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•	The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are

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reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multifactor fair valuation pricing service.

Under the SSgA Funds’ excessive trading policy, excessive trading includes certain round trip transactions, that is a purchase (including exchanges) and redemption (including exchanges) effected within 30 days within the same SSgA Fund, excluding the SSgA Money Market Funds, and uses the following notification process:

•	If the SSgA Funds discover that an investor or a client of an intermediary has engaged in excessive trading, the SSgA Fund’s distributor will send a notice to the account owner informing them that the account is in a watch status and future excessive trading may result in further action including suspension or termination of the account;

•	If that same account effects another round trip within 30 days following the above notification, the SSgA Funds’ distributor will issue to the account owner a second stage alert notice; a second stage alert explains that the account may be prohibited from effecting future purchases if the excessive trading continues;

•	If the same account engages in another round trip within 30 days following the issuance of a second stage alert, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent to place a stop purchase instruction on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•	At the end of 90 days from the date the stop purchase instruction was placed on the account, the stop purchase instruction will be removed by the transfer agent and the account will be eligible to accept additional purchases; and

•	If, after the stop purchase instruction has been removed, the account continues to engage in excessive trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further stop trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ excessive trading policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage excessive trading, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent excessive trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Check-writing Service (the SSgA money market funds only). If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a service charge of $5 per order of checks for the SSgA money market fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

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Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•	Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•	Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

Dividends and Distributions

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

Dividends
SSgA Fund	Declared	Dividends Paid

SSgA Money Market Funds	Daily	Last business day of each month

SSgA Bond Market Fund	Monthly	Monthly

SSgA Intermediate Fund SSgA High Yield Bond Fund SSgA Tuckerman Active REIT Fund SSgA IAM Shares Fund	Quarterly	Quarterly

SSgA S&P 500 Index Fund SSgA Disciplined Equity Fund All other SSgA Funds	Annually	Annually

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When an SSgA Fund (other than an SSgA money market fund) pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase.

All SSgA Funds (except SSgA money market funds). Purchases made by check, Federal Wire or exchange from an existing SSgA Fund will earn dividends if they are invested in the fund prior to the record date of the dividend or capital gain.

SSgA Money Market Fund: Purchase orders in good form accepted by the fund’s transfer agent and payments

94

received by the close of the Federal Reserve will earn the dividend on the date of purchase.

SSgA U.S. Government Money Market Fund: Purchase orders in good form received by the fund’s transfer agent prior to 3 p.m. Eastern time and payments received by the close of the Federal Reserve will earn the dividend declared on the date of purchase.

SSgA Tax Free Money Market Fund: Purchase orders in good form received by the fund’s transfer agent and payment received by the close of the Federal Reserve:

By 12 noon Eastern time will earn the dividend declared on the date of purchase; and

After 12 noon Eastern time but before the close of the New York Stock Exchange will earn the dividend declared on the next business date of purchase.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

SSgA Money Market Fund: No dividends will be paid on shares on the date of redemption if the proceeds are sent the same day by wire. Dividends will be earned if the proceeds are sent by any other form.

SSgA U.S. Government Money Market Fund: Redemption requests must be received prior to 3 p.m. Eastern time in order to be effective on the date received. No dividends will be earned if the proceeds are sent by wire.

SSgA Tax Free Money Market Fund: No dividends will be paid on shares redeemed if the redemption request is received by the Transfer Agent by 12 noon Eastern time and the proceeds are sent by wire. Redemptions that are received after 12 noon Eastern time but before the close of the New York Stock Exchange will earn the dividends for that trade date.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by any SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number or certification that

95

the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

With respect to the money market funds, no capital gain or loss for a shareholder is anticipated because those funds seek to maintain a stable share price of $1.00. With that exception, if you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

With respect to SSgA Tax Free Money Market Fund, distributions by the fund that are designated as “exempt-interest dividends” generally may be excluded from a shareholder’s gross income for federal income tax purposes. However, such income may still be subject to state or local taxation. The fund intends to distribute tax-exempt income. Distributions not designated by the fund as “exempt-interest dividends” generally will be taxable to shareholders as described above.

SSgA Tax Free Money Market Fund also may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the fund’s dividends as a tax preference item in determining their federal income tax.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and

96

Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

INFORMATION REGARDING
STANDARD & POOR’S CORPORATION

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through State Street Equity 500 Index Portfolio, the master fund to SSgA S&P 500 Index Fund. SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. Standard & Poor’s makes no representation or warranty, express or implied, to the shareholders of SSgA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in SSgA S&P 500 Index Fund particularly or the ability of the S&P 500® Index to track general stock market performance. Standard & Poor’s only relationship to SSgA S&P 500 Index Fund is the licensing of certain trademarks and trade names of Standard & Poor’s including the S&P 500® Index, which is determined, composed and calculated by Standard & Poor’s without regard to SSgA S&P 500 Index Fund. Standard & Poor’s has no obligation to take the needs of the shareholders of SSgA S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of SSgA S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of SSgA S&P 500 Index Fund are to be redeemed. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of SSgA S&P 500 Index Fund.

Standard & Poor’s does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by SSgA S&P 500 Index Fund or the shareholders of SSgA S&P 500 Index Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each SSgA Fund’s financial performance for the past 5 years (or since inception if a SSgA Fund has been offered for less than 5 years). Certain information reflects financial results for a single SSgA Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a SSgA Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the SSgA Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$	$	$		$	$
	Net Asset Value,	Net	Net Realized		Total Income	Distributions
	Beginning of	Investment	and Unrealized		from	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Investment Income
Money Market Fund

August 31, 2010	1.0000	0.0002	—	(b)	0.0002	(.0002)
August 31, 2009	1.0000	0.008	0.0006		0.0086	(.0084)
August 31, 2008	1.0000	0.0339	0.0004		0.0343	(.0343)
August 31, 2007	1.0000	0.0497	—		0.0497	(.0497)
August 31, 2006	1.0000	0.0418	—	(b)	0.0418	(.0418)

US Government Money Market Fund

August 31, 2010	1.0000	— (b)	—		— (b)	— (b)
August 31, 2009	1.0000	0.0028	0.0012		0.004	(.0040)
August 31, 2008	1.0000	0.0308	—		0.0308	(.0308)
August 31, 2007	1.0000	0.0489	—		0.0489	(.0489)
August 31, 2006	1.0000	0.0412	—	(b)	0.0412	(.0412)

Tax Free Money Market Fund

August 31, 2010	1.0000	—	—	(b)	— (b)	—
August 31, 2009	1.0000	0.0137	(.0036)		0.0101	(.0101)
August 31, 2008	1.0000	0.025	(.0017)		0.0233	(.0233)
August 31, 2007	1.0000	0.031	—	(b)	0.031	(.0310)
August 31, 2006	1.0000	0.0262	—	(b)	0.0262	(.0262)

(a)	Per share data are based on average shares outstanding.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less that .005%.
(d)	Includes expenses related to the US Treasury Guarantee Program. Note 7 in the Notes to Financial Statements detail the fees incurred for participation in this program. Without the US Treasury Guarantee Program fees, expenses would have been lower.
(e)	Less than .005% of average net assets.

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					%	%	%
$		$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Distributions	$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income
from Net	Total	End of	Total	End of period	Net Assets,	Net Assets,	to Average
Realized Gain	Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)

—	(.0002)	1.0000	0.02	7,019,663	0.32	0.39	0.02
(.0002)	(.0086)	1.0000	0.86	8,599,276	0.41 (d)	0.41	0.8
—	(.0343)	1.0000	3.48	7,407,992	0.39	0.39	3.39
—	(.0497)	1.0000	5.08	7,774,602	0.4	0.42	4.97
—	(.0418)	1.0000	4.26	7,801,242	0.4	0.43	4.19

—	— (b)	1.0000	—	3,491,968	0.2	0.37	— (e)
—	(.0040)	1.0000	0.4	4,308,697	0.35	0.38	0.28
—	(.0308)	1.0000	3.12	2,148,495	0.37	0.37	3.04
—	(.0489)	1.0000	5	1,607,878	0.42	0.42	4.89
—	(.0412)	1.0000	4.19	1,216,443	0.42	0.42	4.05

—	—	1.0000	—	105,569	0.24	0.59	—
—	(.0101)	1.0000	1.01	96,563	0.53 (d)	0.55	1.36
—	(.0233)	1.0000	2.35	342,319	0.46	0.46	2.49
—	(.0310)	1.0000	3.14	463,266	0.52	0.53	3.09
—	(.0262)	1.0000	2.65	522,007	0.53	0.53	2.65

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			$		$
	$	$	Net		Total	$	$
	Net Asset Value,	Net	Realized		Income	Distributions	Distributions
	Beginning of	Investment	and Unrealized		from	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Investment Income	Realized Gain
Bond Market Fund

August 31, 2010	8.39	.33	.47		.80	(.33)	—
August 31, 2009	8.17	.35	.23		.58	(.36)	—
August 31, 2008	9.14	.44	(.99)		(.55)	(.42)	—
August 31, 2007	9.78	.49	(.63)		(.14)	(.50)	— (b)
August 31, 2006	10.21	.45	(.31)		.14	(.50)	(.07)

Intermediate Fund

August 31, 2010	8.59	.24	.41		.65	(.24)	—
August 31, 2009	8.34	.26	.26		.52	(.27)	—
August 31, 2008	9.00	.38	(.64)		(.26)	(.40)	—
August 31, 2007	9.62	.47	(.63)		(.16)	(.46)	—
August 31, 2006	9.94	.40	(.26)		.14	(.45)	(.01)

High Yield Bond Fund

August 31, 2010	7.12	.73	.74		1.47	(.75)	—
August 31, 2009	7.6	.64	(.48)		.16	(.64)	—
August 31, 2008	8.27	.61	(.68)		(.07)	(.60)	—
August 31, 2007	8.31	.60	(.04	)(d)	.56	(.60)	—
August 31, 2006	8.78	.57	(.34	)(d)	.23	(.68)	(.02)

Disciplined Equity Fund

August 31, 2010	7.72	.11	.07		.18	(.11)	—
August 31, 2009	9.99	.17	(2.25)		(2.08)	(.19)	—
August 31, 2008	11.83	.19	(1.85)		(1.66)	(.18)	—
August 31, 2007	10.38	.16	1.46		1.62	(.17)	—
August 31, 2006	9.65	.15	.72		.87	(.14)	—

Enhanced Small Cap Fund

August 31, 2010	7.42	.05	.54		.59	(.06)	—
August 31, 2009	10.01	.06	(2.56)		(2.50)	(.09)	—
August 31, 2008	11.79	.08	(1.38)		(1.30)	(.06)	(.42)
August 31, 2007	11.72	.10	.77		.87	(.04)	(.76)
August 31, 2006	10.85	.04	.98		1.02	(.04)	(.11)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.005 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	Includes redemption fees less than $.005 per share.

100

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)	Turnover Rate

(.33)	8.86	9.79	45,903	.50	1.08	3.89	502
(.36)	8.39	7.39	41,151	.50	1.08	4.41	408
(.42)	8.17	(6.14)	52,456	.50	.78	4.96	287
(.50)	9.14	(1.64)	276,017	.50	.61	4.93	368
(.57)	9.78	1.45	354,654	.50	.60	4.62	487

(.24)	9.00	7.75	38,628	.60	1.15	2.78	538
(.27)	8.59	6.42	41,308	.60	1.84	3.19	414
(.40)	8.34	(2.94)	38,497	.60	1.06	4.42	330
(.46)	9.00	(1.78)	53,499	.60	.87	4.73	511
(.46)	9.62	1.52	88,898	.60	.79	4.17	550

(.75)	7.84	21.46	51,398	.75	1.01	9.43	294
(.64)	7.12	3.65	51,856	.75	1.06	10.20	289
(.60)	7.60	(.87)	50,365	.75	1.02	7.66	106
(.60)	8.27	6.85	33,919	.75	.99	7.01	95
(.70)	8.31	2.83	50,406	.75	.77	6.74	167

(.11)	7.79	2.26	6,871	.82	.89	1.29	83
(.19)	7.72	(20.56)	98,794	.63	.63	2.47	118
(.18)	9.99	(14.13)	150,365	.51	.51	1.69	70
(.17)	11.83	15.66	248,028	.45	.45	1.38	53
(.14)	10.38	9.10	219,712	.45	.46	1.47	44

(.06)	7.95	8.01	26,130	.75	1.58	.62	77
(.09)	7.42	(24.91)	27,314	.75	1.48	.85	101
(.48)	10.01	(11.54)	41,988	.75	1.09	.78	93
(.80)	11.79	7.49	42,724	.75	1.15	.81	49
(.15)	11.72	9.54	17,096	.75	1.55	.36	76

101

	$	$	$	$		$	$
	Net Asset Value,	Net	Net Realized	Total Income		Distributions	Distributions
	Beginning of	Investment	and Unrealized	from		from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations		Investment Income	Realized Gain
Small Cap Fund

August 31, 2010	15.80	3.20	8,562	1.53		3.36	(.10)
August 31, 2009	15.31	(30.85)	10,906	1.81		2.70	(.39)
August 31, 2008	22.14	(17.93)	25,927	1.38		1.38	(.35)
August 31, 2007	30.06	7.70	105,292	1.11		1.11	.08
August 31, 2006	29.32	2.59	124,775	1.10		1.10	(.30)

IAM Shares Fund

August 31, 2010	8.07	4.01	128,928	.53		.53	1.62
August 31, 2009	7.88	(18.15)	123,953	.54		.54	2.39
August 31, 2008	9.89	(11.52)	199,951	.46		.46	1.80
August 31, 2007	11.37	15.74	229,937	.45		.45	1.56
August 31, 2006	9.98	9.38	199,624	.47		.47	1.51

Tuckerman Active REIT Fund

August 31, 2010	9.49	30.77	59,738	1.00		1.31	2.46
August 31, 2009	7.48	(39.82)	75,511	1.00		1.29	3.88
August 31, 2008	14.00	(6.47)	158,284	1.00		1.10	1.73
August 31, 2007	19.58	2.98	136,286	1.00		1.06	.89
August 31, 2006	20.55	26.82	197,168	1.00		1.05	1.66

Directional Core Equity Fund

August 31, 2010	8.91	(2.62)	3,773	1.94	(d)	5.53	(.47)
August 31, 2009	9.15	(7.63)	5,175	1.85	(d)	4.39	(.52)
August 31, 2008	10.14	(15.10)	9,849	1.86	(d)	2.74	.79
August 31, 2007	12.09	6.65	41,815	1.72	(d)	2.16	1.59
August 31, 2006	11.54	9.06	24,589	1.79	(d)	2.61	.95

S&P 500 Index Fund

August 31, 2010	16.83	.33	.48	.81		(.33)	—
August 31, 2009	21.17	.37	(4.30)	(3.93)		(.41)	—
August 31, 2008	24.33	.45	(3.17)	(2.72)		(.44)	—
August 31, 2007	21.53	.43	2.79	3.22		(.42)	—
August 31, 2006	20.17	.38	1.34	1.72		(.36)	—

(a)	Per share data are based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.
(e)	Expense ratios include the Fund’s share of the Portfolio’s allocated expenses.
(f)	Rate reflected is the portfolio turnover rate of the Master Portfolio and is unaudited.

102

				%		%		%
	$		$	Ratio of Expenses		Ratio of Expenses		Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average		to Average		Investment Income	%
Total	End of	Total	End of Period	Net Assets,		Net Assets,		to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)		Gross		Net Assets(c)	Turnover Rate

240	15.80	3.20	8,562	1.53		3.36		(.10)	240
235	15.31	(30.85)	10,906	1.81		2.70		(.39)	235
159	22.14	(17.93)	25,927	1.38		1.38		(.35)	159
125	30.06	7.70	105,292	1.11		1.11		.08	125
83	29.32	2.59	124,775	1.10		1.10		(.30)	83

2	8.07	4.01	128,928	.53		.53		1.62	2
5	7.88	(18.15)	123,953	.54		.54		2.39	5
2	9.89	(11.52)	199,951	.46		.46		1.80	2
6	11.37	15.74	229,937	.45		.45		1.56	6
12	9.98	9.38	199,624	.47		.47		1.51	12

36	9.49	30.77	59,738	1.00		1.31		2.46	36
55	7.48	(39.82)	75,511	1.00		1.29		3.88	55
35	14.00	(6.47)	158,284	1.00		1.10		1.73	35
32	19.58	2.98	136,286	1.00		1.06		.89	32
36	20.55	26.82	197,168	1.00		1.05		1.66	36

197	8.91	(2.62)	3,773	1.94	(d)	5.53		(.47)	197
185	9.15	(7.63)	5,175	1.85	(d)	4.39		(.52)	185
114	10.14	(15.10)	9,849	1.86	(d)	2.74		.79	114
185	12.09	6.65	41,815	1.72	(d)	2.16		1.59	185
108	11.54	9.06	24,589	1.79	(d)	2.61		.95	108

(.33)	17.31	4.77	1,246,140	.18	(e)	.19	(e)	1.84	13	(f)
(.41)	16.83	(18.29)	1,375,449	.18	(e)	.20	(e)	2.45	8	(f)
(.44)	21.17	(11.34)	1,530,849	.18	(e)	.18	(e)	1.89	13	(f)
(.42)	24.33	15.07	2,049,906	.16	(e)	.16	(e)	1.80	12	(f)
(.36)	21.53	8.63	1,997,386	.18	(e)	.18	(e)	1.80	8	(f)

103

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total Income	Distributions	Distributions	$
	Beginning of	Investment	and Unrealized	from	from Net	from Net	Total
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain	Distributions
Emerging Markets Fund

August 31, 2010	16.61	.17	2.81	2.98	(.39)	—	(.39)
August 31, 2009	22.72	.27	(4.71)	(4.44)	—	(1.67)	(1.67)
August 31, 2008	28.86	.40	(3.59)	(3.19)	(.92)	(2.03)	(2.95)
August 31, 2007	21.18	.33	8.79	9.12	(.33)	(1.11)	(1.44)
August 31, 2006	17.47	.26	5.00	5.26	(.48)	(1.09)	(1.57)

International Stock Selection Fund

August 31, 2010	9.24	.18	(.33)	(.15)	(.28)	—	(.28)
August 31, 2009	11.79	.24	(2.57)	(2.33)	(.22)	—	(.22)
August 31, 2008	14.71	.27	(2.52)	(2.25)	(.33)	(.34)	(.67)
August 31, 2007	12.88	.33	2.05	2.38	(.19)	(.36)	(.55)
August 31, 2006	10.54	.26	2.56	2.82	(.15)	(.33)	(.48)

(a)	Per share data are based on average shares outstanding.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(c)	Less than $.005 per share.

104

$				%	%	%
Redemption Fees	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
added to	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Additional	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Paid-in Capital	Period	Return	(000)	Net(b)	Gross	Net Assets(b)	Turnover Rate

—	19.20	17.98	1,328,720	1.24	1.24	.87	63
—	16.61	(16.50)	1,453,575	1.20	1.21	1.99	61
—	22.72	(13.53)	1,949,537	1.24	1.25	1.39	42
— (c)	28.86	45.69	2,582,843	1.25	1.27	1.35	39
.02	21.18	33.09	1,358,140	1.25	1.28	1.29	37

—	8.81	(1.85)	1,055,967	1.00	1.17	1.95	83
—	9.24	(19.46)	1,525,020	1.00	1.16	3.04	122
—	11.79	(16.20)	1,823,516	1.00	1.19	1.94	75
— (c)	14.71	19.07	3,168,823	1.00	1.18	2.29	54
— (c)	12.88	27.98	1,014,605	1.00	1.20	2.21	60

105

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total	Distributions	Distributions
	Beginning of	Investment	and Unrealized	from Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
Life Solutions Balanced Fund

August 31, 2010	10.30	.23	.15	.38	(.21)	—
August 31, 2009	11.52	.22	(1.15)	(.93)	(.29)	—
August 31, 2008	13.18	.53	(1.64)	(1.11)	(.55)	—
August 31, 2007	12.66	.44	.50	.94	(.42)	—
August 31, 2006	11.97	.27	.60	.87	(.18)	—

Life Solutions Growth Fund

August 31, 2010	9.95	.17	.04	.21	(.20)	—
August 31, 2009	11.82	.20	(1.89)	(1.69)	(.18)	—
August 31, 2008	13.77	.64	(2.01)	(1.37)	(.58)	—
August 31, 2007	12.79	.37	.97	1.34	(.36)	—
August 31, 2006	11.78	.15	.96	1.11	(.10)	—

Life Solutions Income and Growth Fund

August 31, 2010	10.16	.33	.21	.54	(.29)	—
August 31, 2009	11.04	.28	(.55)	(.27)	(.59)	(.01)
August 31, 2008	12.51	.50	(1.29)	(.79)	(.52)	(.16)
August 31, 2007	12.42	.47	.06	.53	(.44)	—
August 31, 2006	12.05	.36	.26	.62	(.25)	—

(a)	Per share data are based on average shares outstanding.
(b)	Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
(c)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(d)	May reflect amounts waived and/or reimbursed by the investment advisor.

106

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)(d)	Gross(c)	Net Assets(c)(d)	Turnover Rate

(.21)	10.47	3.66	25,565	.45	.74	2.18	74
(.29)	10.30	(7.79)	24,411	.45	.78	2.37	73
(.55)	11.52	(8.73)	27,962	.44	.45	4.27	94
(.42)	13.18	7.51	58,036	.33	.33	3.31	31
(.18)	12.66	7.37	81,570	.31	.31	2.24	29

(.20)	9.96	2.05	4,583	.45	3.15	1.59	73
(.18)	9.95	(14.12)	5,282	.45	2.30	2.21	82
(.58)	11.82	(10.38)	11,379	.45	.72	4.97	75
(.36)	13.77	10.53	37,358	.45	.45	2.74	30
(.10)	12.79	9.45	51,495	.42	.42	1.21	29

(.29)	10.41	5.39	878	.45	5.37	3.13	89
(.61)	10.16	(1.73)	3,268	.45	3.52	2.99	81
(.68)	11.04	(6.59)	7,604	.45	1.10	4.33	99
(.44)	12.51	4.3	19,939	.45	.70	3.67	32
(.25)	12.42	5.27	28,382	.45	.60	3.00	30

107

Contacting the SSgA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8am – 5pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
www.ssgafunds.com

PROSPECTUS
DECEMBER 20, 2010

SSgA Money Market Fund (Ticker Symbol: ssmxx)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA Money Market Fund	1
FUND OBJECTIVES, STRATEGIES AND RISKS	4
Investment Objective	4
Investment Strategies and Risks	4
Portfolio Holdings	5
FUND MANAGEMENT	6
Investment Advisor	6
Investment Management Fees	6
SHAREHOLDER INFORMATION	6
Pricing of Fund Shares	6
Purchase of Fund Shares	6
Exchanges and Transfers	7
Redemption of Fund Shares	8
Dividends and Distributions	8
Taxes	9
DISTRIBUTION ARRANGEMENTS	10
FINANCIAL HIGHLIGHTS	12

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS	Back Cover

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

Investment Objective

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.39%
Less Fee Waivers and/or Expense Reimbursements	0.00%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.39%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$40	$125	$219	$493

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other bank instruments, commercial paper, repurchase agreements, asset-backed securities, corporate obligations, instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s

1

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Prepayment Risk and Extension Risk. Prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (prepaid) faster or slower than expected, causing the fund to invest prepayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2000: 1.59%	December 31, 2009: 0.01%	September 30, 2010: 0.01%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years*	10 Years*

SSgA Money Market Fund	0.28%	3.07%	2.89%

Citigroup 3-month Treasury Bill Index	0.16%	2.88%	2.84%

*	The returns would have been lower without the contractual and voluntary fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 6.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

2

SSgA Money Market Fund	FUND SUMMARY	Ticker Symbol: ssmxx

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page 6.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 9.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 10.

3

FUND OBJECTIVES,
STRATEGIES AND RISKS

Investment Objective

SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Money Market Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the fund’s investment advisor conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in, among other things:

•	Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•	Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those risks that are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate

4

insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Financial information concerning foreign entities generally is more limited than financial information generally available from U.S. issuers or not available. Moreover, the value of instruments of foreign issuers tends to be adversely affected by local or regional political and economic developments.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Portfolio Holdings

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

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FUND MANAGEMENT

Investment Advisor

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2010, SSgA FM had assets under management of over $196 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2010, has over $1.9 trillion under management.

State Street Bank and Trust Company, also a subsidiary of State Street Corp., is a 200-year old pioneer and leader in the world of financial services, and one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

Investment Management Fees

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

The Advisor may reimburse expenses to or waive the management fee of the SSgA Money Market Fund in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that SSgA Money Market Fund will be able to avoid a negative yield.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010.

For its services as the Advisor the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.25% of the average daily net asset value of the fund. For the year ended August 31, 2010, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, was 0.18%.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

Time Fund’s Share Price
SSgA Fund	Valuation Method(s) Used	Determined (Eastern time)

SSgA Money Market Fund*	Amortized Cost	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Purchase of Fund Shares

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to purchase shares.

Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. All federal funds payments must be received by the Transfer Agent by the close of the Federal Reserve. In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the New York Stock Exchange.

Notwithstanding the foregoing provisions, SSgA Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation

* SSgA Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. This fund also may establish special hours on those days to determine the fund’s NAV.

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(“NSCC”) remains open. Also, the fund may designate special hours of operation on any such day. In the event that the fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the fund will post advance notice of these events at www.ssgafunds.com.

Minimum Investments. The fund requires minimum amounts of initial and additional investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary. The fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The SSgA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Large Transactions. To assist SSgA FM in managing the fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the fund’s transfer agent at least one day in advance of transactions in excess of $25 million. The SSgA Funds reserve the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at (800) 647-7327 prior to 4 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Purchases Through Pension Plans. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

Exchanges and Transfers

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSgA Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Exchanges. SSgA Fund shares are exchanged on the basis of relative NAV per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. See “Redemption and Exchange Requests in Writing.” Exchanges may be made over the phone if the registrations of the two accounts are identical.

Systematic Exchanges. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the SSgA Funds on 60 days’ written notice to shareholders. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor.

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. SSgA Money Market Fund may take any reasonable action that it deems necessary or appropriate to prevent excessive trading in fund shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the fund. While the fund attempts to discourage such excessive trading, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The fund recognizes that it may not always be able to detect or prevent excessive trading or other activity that may disadvantage the fund or its shareholders.

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Redemption of Fund Shares

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Check Writing Service. If you have authorized the check writing feature on the application and have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a charge of $5 every time you order checks for the SSgA Money Market Fund. You may write an unlimited number of checks provided that the account minimum of $1,000 per SSgA money market fund is maintained.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 60 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size. The minimum account size is $500 ($1,000 if you have the Check Writing Service on your account). The fund or the fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below the minimum account size. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum may result in the fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

Dividends and Distributions

The fund intends to declare dividends daily and pay dividends on the last business day of each month.

Capital gains, if any, are usually distributed in October. Excise dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

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•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase. Wire purchase orders in good form accepted and payments received by the Federal Reserve’s close will earn the dividend on the date of purchase. All other purchases will earn dividends the following business day after the payment has been received.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

All wire redemptions will not earn interest for the date of the redemption.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the fund and its shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. As the fund invests primarily in debt instruments, it expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. As the fund invests primarily in debt instruments, it does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the fund through a financial intermediary, that entity will provide this information to you.

The fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the fund should consult with their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

No capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable share price of $1.00. With that exception, if you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries

9

which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total Income	Distributions	Distributions
	Beginning of	Investment	and Unrealized	from	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain
Money Market Fund

August 31, 2010	1.0000	.0002	— (b)	.0002	(.0002)	—
August 31, 2009	1.0000	.0080	.0006	.0086	(.0084)	(.0002)
August 31, 2008	1.0000	.0339	.0004	.0343	(.0343)	—
August 31, 2007	1.0000	.0497	—	.0497	(.0497)	—
August 31, 2006	1.0000	.0418	— (b)	.0418	(.0418)	—

(a)	Per share data are based on average shares outstanding.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less that .005%.
(d)	Includes expenses related to the US Treasury Guarantee Program. Without the US Treasury Guarantee Program fees, expenses would have been lower.

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				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income
Total	End of	Total	end of period	Net Assets,	Net Assets,	to Average
Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)

(.0002)	1.0000	.02	7,019,663	.32	.39	.02
(.0086)	1.0000	.86	8,599,276	.41 (d)	.41	.80
(.0343)	1.0000	3.48	7,407,992	.39	.39	3.39
(.0497)	1.0000	5.08	7,774,602	.40	.42	4.97
(.0418)	1.0000	4.26	7,801,242	.40	.43	4.19

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
www.ssgafunds.com

PROSPECTUS
DECEMBER 20, 2010

SSgA Prime Money Market Fund (Ticker Symbol: svpxx)

SSgA U.S. Treasury Money Market Fund (Ticker Symbol: svtxx)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

SSgA Prime Money Market Fund	1
SSgA U.S. Treasury Money Market Fund	4
FUND OBJECTIVES, STRATEGIES AND RISKS	7
SSgA Prime Money Market Fund	7
SSgA U.S. Treasury Money Market Fund	9
Risks Common to the SSgA Money Market Funds	10
Portfolio Holdings	10
FUND MANAGEMENT	11
Investment Advisor	11
Investment Management Fees	11
SHAREHOLDER INFORMATION	11
Pricing of Fund Shares	11
Purchase of Fund Shares	11
Exchanges and Transfers	12
Redemption of Fund Shares	12
Dividends and Distributions	13
Taxes	14
DISTRIBUTION ARRANGEMENTS	15
FINANCIAL HIGHLIGHTS	16

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS	Back Cover

SSgA Prime Money Market Fund	FUND SUMMARY	Ticker Symbol: svpxx

Investment Objective

SSgA Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.06%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.26%
Less Fee Waivers and/or Expense Reimbursements	(0.06)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive 0.05% of its 0.15% management fee. Additionally, the advisor is further contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$20	$78	$140	$325

Principal Investment Strategies

SSgA Prime Money Market Fund follows a disciplined investment process in which the fund’s investment advisor bases its decisions on the relative attractiveness of different money market instruments. In the advisor’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments. The fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment advisor.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may

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SSgA Prime Money Market Fund	FUND SUMMARY	Ticker Symbol: svpxx

be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Asset-Backed Securities Risk. Defaults on the underlying assets of the asset-backed securities held by the fund may impair the value of the securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

•	Foreign Securities. The fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers. In addition, the value of instruments of foreign issuers may be adversely affected by local or regional political and economic developments.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2000: 1.65%	December 31, 2009: 0.04%	September 30, 2010: 0.08%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years*	10 Years*

SSgA Prime Money Market Fund	0.42%	3.28%	3.09%

Citigroup 3-month Treasury Bill Index	0.16%	2.88%	2.84%

*	The returns would have been lower without the contractual Management Fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

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SSgA Prime Money Market Fund	FUND SUMMARY	Ticker Symbol: svpxx

For important information about investment advisor, please turn to “Fund Management” beginning on page 11.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account	$10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 11.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 14.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 15.

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SSgA U.S. Treasury Money Market Fund	FUND SUMMARY	Ticker Symbol: svtxx

Investment Objective

SSgA U.S. Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.04%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.25%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to waive 0.05% of its 0.15% management fee. Additionally, the advisor is further contractually obligated until December 31, 2011 to waive its management fee and to reimburse the fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$20	$75	$136	$313

Principal Investment Strategies

SSgA U.S. Treasury Money Market Fund attempts to meet its investment objective by investing principally in U.S. Treasury bills, notes and bonds (which are direct obligations of the U.S. government) and repurchase agreements backed by such securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment advisor.

The fund follows a disciplined investment process in which the fund’s investment advisor bases its decisions on the relative attractiveness of different money market instruments. In the advisor’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

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SSgA U.S. Treasury Money Market Fund	FUND SUMMARY	Ticker Symbol: svtxx

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

December 31, 2000: 1.59%	December 31, 2009: 0.00%	September 30, 2010: 0.00%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years*	10 Years*

SSgA U.S. Treasury Money Market Fund	0.00%	2.82%	2.75%

Citigroup 3-month Treasury Bill Index	0.16%	2.88%	2.84%

*	The returns would have been lower without the contractual and voluntary management fee waiver and expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 11.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account	$10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

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SSgA U.S. Treasury Money Market Fund	FUND SUMMARY	Ticker Symbol: svtxx

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 3 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 11.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 14.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 15.

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FUND OBJECTIVES,
STRATEGIES AND RISKS

SSgA Prime Money Market Fund

Investment Objective

SSgA Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Prime Money Market Fund follows a disciplined investment process in which the fund’s advisor bases its decisions on the relative attractiveness of different money market instruments. The attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the fund’s investment manager conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments. The fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective:

•	U.S. Treasury bills, notes and bonds;

•	Obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the U.S. Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;

•	Instruments of U.S. and foreign banks, including Eurodollar Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States), Eurodollar Time Deposits (U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks), and Yankee Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks);

•	Commercial paper of U.S. and foreign companies;

•	Asset-backed securities, including asset-backed commercial paper;

•	Corporate obligations of U.S. and foreign companies; and

•	Repurchase agreements.

These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in securities of other investment companies with similar investment guidelines.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those described in “Risks Common to the SSgA Money Market Funds,” below.

In addition, the fund is subject to the following risks:

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Asset-Backed Securities Risk. The fund’s investments in asset-backed securities, which are obligations whose principal and interest payments are supported or collateralized by

7

pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

Foreign Securities. Although the fund only will invest in U.S. dollar-denominated instruments, some of those instruments may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

8

SSgA U.S. Treasury Money Market Fund

Investment Objective

SSgA U.S. Treasury Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Investment Principal Investment Strategies

SSgA U.S. Treasury Money Market Fund follows a disciplined investment process in which the fund’s advisor bases its decisions on the relative attractiveness of different money market instruments. The attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the fund’s investment manager typically conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The fund attempts to meet its investment objective by investing in:

•	Obligations issued or guaranteed as to principal and interest by the U.S. Treasury; and

•	Repurchase agreements collateralized with obligations issued or guaranteed as to principal and interest by the U.S. Treasury.

The fund also may invest in securities of other money market funds, including funds advised by the fund’s investment advisor. The Fund typically will be 100% invested in U.S. Treasury securities, but in no event less than 80%, and will invest no more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Principal Risks

Generally. The fund invests exclusively in money market instruments. As a result, the principal risks of investing in the fund are those described in “Risks Common to the SSgA Money Market Funds,” below.

In addition, the fund is subject to the following risks:

Risk Associated with Maintaining a Stable Share Price. The ability of the fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the fund’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the fund. To the extent that that aggregate market value materially varies from the aggregate of those acquisition prices, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the fund invests or that serve as counterparties in transactions with the fund. Changes in the credit worthiness of any of these institutions may cause the fund a loss that affects its share price.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if instruments held by the fund pay interest at very low rates, the fund may generate insufficient income to pay its expenses. At such times, the fund may pay some or all of its expenses from fund assets, and generally the fund would not pay a daily dividend.

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Risks Common to the SSgA Money Market Funds

The following are risks that are common to most money market funds, including the SSgA money market funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Portfolio Holdings

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

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FUND MANAGEMENT

Investment Advisor

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2010, SSgA FM had assets under management of over $196 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2010, has over $1.9 trillion under management.

State Street Bank and Trust Company, also a subsidiary of State Street Corp., is a 200-year old pioneer and leader in the world of financial services, and one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

Investment Management Fees

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

The Advisor may reimburse expenses to or waive the management fee of an SSgA money market fund in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that any of the SSgA money market funds will be able to avoid a negative yield.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010.

For its services as the Advisor, each fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2010, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below for each fund.

	Annual Management Fees
	(% of Average Daily Net Assets):
	Management Fee	Management Fee
	Before Waivers or	After Waivers or
Fund	Reimbursements	Reimbursements

Prime Money Market	0.15%	0.09%
US Treasury Money Market	0.15%	0.03%

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each SSgA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

Time Fund’s Share Price
SSgA Fund	Valuation Method(s) Used	Determined (Eastern time)

SSgA Prime Money Market Fund*	Amortized Cost	Close of the New York Stock Exchange (ordinarily 4 p.m.)

SSgA U.S. Treasury Money Market Fund*	Amortized Cost	1 p.m.

Purchase of Fund Shares

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

Minimum Investments. The funds require minimum amounts of initial investments, but no minimum amount for subsequent investments. Please see the “Fund Summaries” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary. The funds reserve the right to increase or decrease the minimum amount required to open or maintain an account.

* The SSgA money market funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. These funds also may establish special hours on those days to determine each fund’s NAV.

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Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. The Federal Reserve is closed on certain holidays on which the New York Stock Exchange is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. Purchases orders for shares of SSgA U.S. Treasury Money Market Fund must be received by 1 p.m. Eastern time.

Order and Payment Procedures. There are several ways to invest in the SSgA Funds. The SSgA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Large Transactions in the fund. To assist SSgA FM in managing the fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the fund’s transfer agent at least one day in advance of transactions in excess of $25 million in the fund. The fund reserves the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and/or checks drawn on credit card accounts will not be accepted.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

Exchanges and Transfers

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSgA Fund shares exchanged for shares of any other SSgA Fund on a business day. There is no charge for this service. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Exchanges. SSgA Fund shares are exchanged on the basis of relative NAV per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. See “Redemption and Exchange Requests in Writing.” Exchanges may be made over the phone if the registrations of the two accounts are identical.

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. SSgA Prime Money Market Fund and SSgA U.S. Treasury Money Market Fund may take any reasonable action that they deem necessary or appropriate to prevent excessive trading in fund shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the fund. While the funds attempt to discourage such excessive trading, there can be no guarantee that they will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The funds recognize that they may not always be able to detect or prevent excessive trading or other activity that may disadvantage the funds or their shareholders.

Redemption of Fund Shares

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares.”

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but, for the SSgA U.S. Treasury Money Market Fund, may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 60 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

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Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time (for SSgA Prime Money Market Fund) and between 8 a.m. and 1 p.m. (for SSgA U.S. Treasury Money Market Fund). You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size. The minimum account size is $2 million. The fund or the fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below $2 million. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum may result in the fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

Suspension of Shareholder Redemptions. The SSgA U.S. Treasury Money Market Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

Dividends and Distributions

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

Dividends
Fund	Declared	Dividends Paid

SSgA Prime Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

SSgA U.S. Treasury Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Dividend Policy Upon Purchase—SSgA Prime Money Market Fund. Wire purchase orders in good form received by the fund’s transfer agent prior to the close of the Fund and payment received by the close of the Federal Reserve will earn the dividend on the date of purchase.

Dividend Policy Upon Purchase—SSgA U.S. Treasury Money Market. Wire purchase orders in good form received by the fund’s transfer agent prior to the close of the Fund and payment received by the close of the Federal Reserve will earn the dividend on the date of purchase. A purchase by check or ACH will begin earning dividends the next business day after payment is received.

Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day’s dividend.

Dividends will not be paid on shares when proceeds are sent by Fed Wire, on the date of redemption for the SSgA Prime Money Market Fund or the U.S. Treasury Money Market Fund.

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Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by any SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

No capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable share price of $1.00. With that exception, if you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes

14

paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

15

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

						$
	$	$	$		$	Distributions	$
	Net Asset Value,	Net	Net Realized		Total Income	from Net	Distributions
	Beginning of	Investment	and Unrealized		from	Investment	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Income	Realized Gain
Prime Money Market Fund

August 31, 2010	1.0000	.0013	—	(b)	.0013	(.0013)	— (b)
August 31, 2009	1.0000	.0094	.0010		.0104	(.0104)	— (b)
August 31, 2008	1.0000	.0376	(.0005)		.0371	(.0371)	—
August 31, 2007	1.0000	.0517	—	(b)	.0517	(.0517)	— (b)
August 31, 2006	1.0000	.0438	—	(b)	.0438	(.0438)	—

US Treasury Money Market Fund

August 31, 2010	1.0000	— (b)	—	(b)	— (b)	— (b)	—
August 31, 2009	1.0000	.0011	.0001		.0012	(.0007)	(.0005)
August 31, 2008	1.0000	.0249	.0027		.0276	(.0276)	—
August 31, 2007	1.0000	.0501	—	(b)	.0501	(.0501)	—
August 31, 2006	1.0000	.0427	—	(b)	.0427	(.0427)	—

(a)	Per share data are based on average shares outstanding.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements.
The custody credit arrangements had an impact of less that .005%.
(d)	Includes expenses related to the US Treasury Guarantee Program. The annualized expense ratio is 0.20% as contractually agreed to by the advisor, excluding the US Treasury Guarantee Program fees. Without the US Treasury Guarantee Program fees, expenses would have been lower.
(e)	Less than .005% of average net assets.

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				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average
Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)

(.0013)	1.0000	.13	12,043,331	.20 (d)	.26	.13
(.0104)	1.0000	1.04	18,404,141	.23 (d)	.28	.94
(.0371)	1.0000	3.77	14,717,852	.19	.24	3.76
(.0517)	1.0000	5.29	14,476,438	.20	.26	5.17
(.0438)	1.0000	4.47	10,996,109	.20	.27	4.39

— (b)	1.0000	—	4,215,084	.13	.25	— (e)
(.0012)	1.0000	.12	4,120,408	.16	.25	.11
(.0276)	1.0000	2.80	4,769,072	.19	.24	2.49
(.0501)	1.0000	5.13	2,360,963	.20	.31	4.97
(.0427)	1.0000	4.36	1,452,093	.20	.36	4.25

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ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
www.ssgafunds.com

PROSPECTUS
DECEMBER 20, 2010

CLASS R SHARES

SSgA Bond Market Fund (Ticker Symbol: sbmrx)	SSgA Small Cap Fund (Ticker Symbol: sscrx)	SSgA International Stock Selection Fund (Ticker Symbol: ssarx)

SSgA Life Solutions Balanced Fund (Ticker Symbol: slbrx)	SSgA Life Solutions Growth Fund (Ticker Symbol: slrrx)	SSgA Life Solutions Income and Growth Fund (Ticker Symbol: slirx)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Class R Shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSgA Funds to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. This Prospectus should be read together with any materials provided by the intermediary.

SSgA Bond Market Fund	1
SSgA Small Cap Fund	4
SSgA International Stock Selection Fund	7
SSgA Life Solutions Balanced Fund	10
SSgA Life Solutions Growth Fund	13
SSgA Life Solutions Income and Growth Fund	16
FUND OBJECTIVES, STRATEGIES AND RISKS	19
SSgA Bond Market Fund	19
SSgA Small Cap Fund	21
SSgA International Stock Selection Fund	22
SSgA Life Solutions Balanced Fund	24
SSgA Life Solutions Growth Fund	26
SSgA Life Solutions Income and Growth Fund	28
Investment Strategies Common to the SSgA Funds	29
Risks Common to the SSgA Bond Funds and SSgA Equity Funds	29
Portfolio Holdings	30
FUND MANAGEMENT	31
Investment Advisor	31
Investment Management Fees	31
Portfolio Management	31
SHAREHOLDER INFORMATION	32
Pricing of Fund Shares	32
Purchase of Fund Shares	32
Exchanges	33
Market Timing/Excessive Trading	33
Redemption of Fund Shares	33
Dividends and Distributions	34
Taxes	34
DISTRIBUTION ARRANGEMENTS	35
FINANCIAL HIGHLIGHTS	36

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS	Back Cover

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: sbmrx

Investment Objective

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.41	%*
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.43%
Less Fee Waivers and/or Expense Reimbursements	(0.43	)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00	%*

*	The fund’s investment advisor and distributor are contractually obligated until December 31, 2011 to waive the management fees and the distribution and service (12b-1) fees and otherwise reimburse the fund for expenses to the extent necessary to ensure that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) of Class R shares of the fund do not exceed 1.00% of average daily net assets of Class R shares on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$102	$409	$737	$1,657

Portfolio Turnover

The fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 502% of the average value of its portfolio.

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be securities inside or outside of the benchmark, to overweight or underweight certain industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in investment grade debt instruments. Many of those instruments are instruments issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, obligations of U.S. and foreign corporations (e.g., “Yankee” bonds), including public utilities; obligations of U.S. and foreign financial institutions; repurchase agreements collateralized with high quality securities and other assets; derivatives, including swaps, futures and options; and asset-backed securities, including asset-backed commercial paper and mortgage-related securities. Such instruments typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by a fund at an established price with payment or delivery taking place in the future. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

1

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: sbmrx

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Significant Exposure to U.S. Government Agencies and Financial Institutions. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies. Similarly, events that would affect the market value of instruments issued by one financial institution, including repurchase agreements, may adversely affect the market value of instruments issued by similarly situated financial institutions.

•	Mortgage-Related and Other Asset-Backed Securities. Defaults on the underlying assets of the mortgage-related and other asset-backed securities held by the fund may impair the value of those securities, and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment risk and extension risk than do other types of fixed income securities.

•	Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High yield bonds generally are not as sensitive to interest rate changes as investment grade bonds.

•	Foreign Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the fund may invest also may be subject to changes in exchange rates.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Forward-Commitment, When-Issued, and Delayed-Delivery Securities. Forward commitment, delayed-delivery and when-issued transactions involve a risk of loss if the value of the security to be purchased or sold by the fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is

2

SSgA Bond Market Fund	FUND SUMMARY	Ticker Symbol: sbmrx

available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

September 30, 2002: 4.68%	December 31, 2007: (5.67)%	September 30, 2010: 8.16%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Bond Market Fund
Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	9.52%	0.82%	3.80%
Return After Taxes on Distributions	8.02%	(0.77)%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.15%	(0.21)%	2.22%

Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

William H. Cunningham and Matthew D. Pappas serve as portfolio managers of the fund. They have managed the fund since 2010 and 2007, respectively.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

3

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: sscrx

Investment Objective

SSgA Small Cap Fund seeks to maximize the total return through investment in equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.70	%*
Other Expenses	2.66%
Total Annual Fund Operating Expenses	4.11%
Less Fee Waivers and/or Expense Reimbursements	(2.51	)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.60	%*

*	The fund’s investment advisor and distributor are contractually obligated until December 31, 2011 to waive the management fees and the distribution and service (12b-1) fee and otherwise reimburse the fund for expenses to the extent necessary to ensure that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) of Class R shares of the fund do not exceed 1.60% of average daily net assets of Class R shares on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$163	$1,042	$1,982	$4,626

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies

SSgA Small Cap Fund will invest at least 80% of its assets in equities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. These equities comprise primarily common stocks and may include IPOs. The fund’s advisor employs a proprietary quantitative stock-selection model that seeks to adapt to the macroeconomic and investment conditions and other quantitative metrics to select the most attractive equity securities.

The quantitative stock selection model allows the advisor to evaluate each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held is determined by the stock selection model in evaluating a security’s relative return and risk attractiveness. Overweight or underweight positions in certain securities, industries and sectors relative to the benchmark are a direct result of this process. The fund periodically rebalances its portfolio to reflect changes predicted by the model. The advisor from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

4

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: sscrx

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive for long periods of time and they may never realize their full value.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2003: 19.19%	December 31, 2008: : (25.89)%	September 30, 2010: 7.12%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Small Cap Fund
Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	11.01%	(6.97)%	0.49%
Return After Taxes on Distributions	11.01%	(7.62)%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares	7.16%	(5.64)%	0.51%

Russell 2000® Index	27.17%	0.51%	3.51%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

5

SSgA Small Cap Fund	FUND SUMMARY	Ticker Symbol: sscrx

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

Marc Reinganum and Anna Lester serve as portfolio managers of the fund. They have managed the fund since October 2010.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

6

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssarx

Investment Objective

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.68	%*
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.60	%*

*	The fund’s investment advisor and distributor are contractually obligated until December 31, 2011 to waive the management fees and the distribution and service (12b-1) fees and otherwise to reimburse the fund for expenses to the extent necessary to ensure that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) of Class R shares of the fund do not exceed 1.60% of average daily net assets of Class R shares on an annual basis.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$163	$505	$871	$1,900

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a

7

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssarx

particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2009: 20.27%	September 30, 2008: (20.45)%	September 30, 2010: 0.31%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA International Stock Selection Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	22.51%	2.78%	1.15%
Return After Taxes on Distributions	21.41%	2.30%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares	14.64%	2.46%	0.84%

MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred

8

SSgA International Stock Selection Fund	FUND SUMMARY	Ticker Symbol: ssarx

arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

Didier Rosenfeld and Stuart Hall serve as portfolio managers of the fund. They have managed the fund since 2008 and 2010, respectively.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

9

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: slbrx

Investment Objective

SSgA Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	0.69%
Acquired Fund Fees and Expenses	0.38%
Total Annual Fund Operating Expenses	1.77%*
Fee Waivers and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.77%*

*	Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$180	$603	$1,052	$2,299

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Balanced Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in bonds, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

10

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: slbrx

•	Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Medium-Capitalization Securities. The fund’s or an underlying fund’s investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•	Small-Capitalization Securities. The fund’s or an underlying fund’s investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

11

SSgA Life Solutions Balanced Fund	FUND SUMMARY	Ticker Symbol: slbrx

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2003: 13.37%	December 31, 2008: (10.21)%	September 30, 2010: 2.99%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Life Solutions Balanced Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	15.65%	0.44%	1.28%
Return After Taxes on Distributions	15.09%	(0.25)%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	0.02%	0.48%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	19.91%	3.13%	2.94%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (50%), Barclays Capital U.S. Aggregate Bond Index (40%), and MSCI® EAFE® Net Dividend Index (10%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

12

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: slrrx

Investment Objective

SSgA Life Solutions Growth Fund seeks long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	3.04%
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses	4.11%*
Fee Waivers and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	4.11%*

*	Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$413	$1,275	$2,150	$4,397

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Growth Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 60% and 100% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests its remaining assets in underlying funds that invest principally in bonds, including money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

13

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: slrrx

•	Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Medium-Capitalization Securities. The fund’s or an underlying fund’s investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•	Small-Capitalization Securities. The fund’s or an underlying fund’s investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2003: 16.69%	December 31, 2008: (16.09)%	September 30, 2010: 1.81%

14

SSgA Life Solutions Growth Fund	FUND SUMMARY	Ticker Symbol: slrrx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Life Solutions Growth Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	18.93%	(0.08)%	0.17%
Return After Taxes on Distributions	18.28%	(0.63)%	(1.06)%
Return After Taxes on Distributions and Sale of Fund Shares	12.30%	(0.32)%	(0.53)%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Fund Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	24.59%	2.35%	1.62%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (65%), Barclays Capital U.S. Aggregate Bond Index (15%), and MSCI® EAFE® Net Dividend Index (20%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

15

SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: slirx

Investment Objective

SSgA Life Solutions Income and Growth Fund seeks income and, secondarily, long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	5.21%
Acquired Fund Fees and Expenses	0.36%
Total Annual Fund Operating Expenses	6.27%*
Fee Waivers and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	6.27%*

*	Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$623	$1,893	$3,124	$6,041

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Income and Growth Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally bonds. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in equities, including international equities, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

16

SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: slirx

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Equity Securities. To the extent the fund or any underlying fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund or an underlying fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which it has significant holdings, or weaknesses associated with one or more specific companies in which it may have substantial investments. Moreover, the fund or an underlying fund may not be able to sell some or all of its securities at desired prices.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2003: 10.09%	September 30, 2001: (5.80)%	September 30, 2010: 4.01%

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SSgA Life Solutions Income and Growth Fund	FUND SUMMARY	Ticker Symbol: slirx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

Life Solutions Income and Growth Fund(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	12.36%	0.93%	2.17%
Return After Taxes on Distributions	11.33%	(0.26)%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.03%	0.16%	1.08%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	15.19%	3.79%	4.14%

(1)	Class R Shares began operating on May 14, 2004. Performance for the fund’s Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*	The returns would have been lower without the contractual expense waiver and/or reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (35%), Barclays Capital U.S. Aggregate Bond Index (60%), and MSCI® EAFE® Net Dividend Index (5%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 31.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the fund’s distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 32.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page 34.

Payments To Brokers, Banks and Other Financial Intermediaries

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 35.

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FUND OBJECTIVES,
STRATEGIES AND RISKS

SSgA Bond Market Fund

Investment Objective

SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be inside or outside the benchmark, to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Such instruments may have fixed, zero coupon, variable or floating interest rate and typically are denominated in U.S. dollars. The fund may also invest in high yield bonds commonly referred to as “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The fund attempts to meet its investment objective by investing in, among other things:

•	Mortgage-related securities (including collateralized mortgage obligations, or “CMOs”) issued by private issuers or issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, including mortgage-related securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Other asset-backed securities, including asset-backed commercial paper;

•	Repurchase agreements;

•	Commercial paper of U.S. and foreign companies;

•	Other obligations of U.S. and foreign companies (e.g., “Yankee” bonds), including public utilities;

•	Obligations of U.S. and foreign financial institutions;

•	Derivatives, including futures, options and swaps; and

•	Privately issued bank loans.

The fund may buy or sell securities on a forward commitment, delayed-delivery or when-issued basis. These transactions involve the purchase or sale of securities by the fund at an established price with payment or delivery taking place in the future, and include transactions in “to be announced securities” and forward rolls with respect to mortgage-related securities.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests exclusively in bonds and other non-equity types of financial instruments. As a result, the principal risks of investing in the fund are those risks that are common to most bond funds and are described in “Risks Common to the SSgA Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the fund is subject to the following risks:

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

Significant Exposure to Government Agencies and Financial Institutions. Many instruments in which the fund invests are issued or guaranteed as to principal or interest by agencies of the U.S. government, and not the U.S. Treasury. Other instruments, including repurchase agreements, are issued by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the fund attempts to invest only with government agencies and high quality financial institutions, the financial strength of many agencies and financial institutions depends on other institutions fulfilling their obligations in the financial markets. Investors may lose confidence in the ability of a specific government agency or financial institution, or government agencies and financial institutions generally, to fulfill their obligations, thus causing the market value of instruments issued or guaranteed by them to fall.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage

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loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets may impair the value of an asset-backed or mortgage-related security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets, or the value of the underlying assets may be insufficient if the issuer defaults.

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) may involve greater risks than securities in higher rating categories. Non-investment grade securities in which the fund generally invests are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, those characteristics generally are outweighed by large uncertainties or major risk exposures to adverse conditions. Those risks include: adverse changes in general economic conditions and in the industries in which their issuers are engaged; changes in the financial condition of their issuers; and price fluctuations in response to changes in interest rates. As a result, issuers of lower rated debt securities are subject to greater credit/default risk than issuers of investment grade securities. Those securities, however, generally are not as sensitive to interest rate changes as investment grade bonds.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Forward-Commitment, When-Issued, and Delayed-Delivery Securities. There can be no assurance that a security purchased in these transactions will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the fund to purchase the securities. In such a transaction, the value of the security may decrease if the price of the security declines below the purchase price/appreciates above the sale price but will benefit if the converse occurs.

If deemed advisable as a matter of investment strategy, the fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases the fund may realize a taxable capital gain or loss. When the fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty and are subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Small Cap Fund

Investment Objective

SSgA Small Cap Fund seeks to maximize the total return through investment in equity securities.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equities of companies in the Russell 2000® Index, the fund’s benchmark. The fund may from time to time invest up to 20% of its assets in equity securities not included in the Russell 2000® Index. These equities comprise primarily common stocks and may include IPOs. The fund’s advisor employs a proprietary quantitative stock selection model that seeks to adapt to the macroeconomic and investment conditions and other quantitative metrics to select the most attractive equity securities.

The quantitative stock selection model allows the advisor to evaluate each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The quantity of a security held is determined by the stock-selection model in evaluating a securities relative return attractiveness. Overweight or underweight positions in certain securities, industries and sectors relative to the benchmark are a direct result of this process. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive for long periods of time and they may never realize their full value, as measured by earnings ratios and other common financial calculations.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA International Stock Selection Fund

Investment Objective

SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the fund’s benchmark. The fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index.

The fund’s advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in MSCI EAFE Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks and, to help manage cash, index futures.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Active Trading. The fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the fund’s transaction (brokerage) costs and may cause the fund to realize taxable gains, which could reduce the returns of those fund shareholders investing through a taxable account.

Principal Risks

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to the SSgA Bond Funds and SSgA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools

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may have restrictions on redemptions, limiting the liquidity of the investment.

Foreign Debt Securities. Some of the securities acquired by the fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the fund invests may have limited liquidity. The fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EAFE Index is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

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SSgA Life Solutions Balanced Fund

Investment Objective

SSgA Life Solutions Balanced Fund seeks a balance of growth of capital and income.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Balanced Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in bonds, and up to 20% in money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including equity funds, are described in “Risks Common to the SSgA Bond Funds and SSgA Equity Funds-Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Large-Capitalization Securities. The fund’s or its underlying funds’ emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Medium-Capitalization Securities. The fund’s or its underlying funds’ investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations. Medium-capitalization companies typically have less seasoned management, fewer product lines and less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns. In addition, growth prospects of medium-capitalization companies tend to be less certain than larger capitalization companies, and the dividends paid on medium-capitalization stocks are frequently negligible. The prices of medium-capitalization stocks have, on occasion, fluctuated in the opposite direction of the prices of larger capitalization stocks or the general stock market.

Small-Capitalization Securities. The fund’s or its underlying funds’ investments in small-capitalization companies tend to expose the fund to greater risks than if the fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large cap stocks.

Bonds. To the extent the fund or its underlying funds hold bonds, the fund will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, prepayment and extension risks, and liquidity risk. During periods of rising interest rates, a bond’s yield generally is lower than prevailing market rates, causing the value of the bond to fall. Credit risk is the risk that an issuer or guarantor of the bond may default on its obligation to pay scheduled interest and

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repay principal. Prepayment and extension risks are the risks that a bond may be paid before or after the date the fund expects it to be repaid, causing the fund to lose interest payments that the fund had otherwise expected. Liquidity risk is the risk that adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding those securities to determine their values.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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SSgA Life Solutions Growth Fund

Investment Objective

SSgA Life Solutions Growth Fund seeks long term growth of capital.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Growth Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 60% and 100% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests its remaining assets in underlying funds that invest principally in bonds, including money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in specific securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including equity funds, are described in “Risks Common to the SSgA Bond Funds and SSgA Equity Funds-Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Large-Capitalization Securities. The fund’s or its underlying funds’ emphasis on securities issued by large-capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot respond to competitive challenges as quickly as smaller companies. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Medium-Capitalization Securities. The fund’s or its underlying funds’ investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations. Medium-capitalization companies typically have less seasoned management, fewer product lines and less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns. In addition, growth prospects of medium-capitalization companies tend to be less certain than larger capitalization companies, and the dividends paid on medium-capitalization stocks are frequently negligible. The prices of medium-capitalization stocks have, on occasion, fluctuated in the opposite direction of the prices of larger capitalization stocks or the general stock market.

Small-Capitalization Securities. The fund’s or its underlying funds’ investments in small-capitalization companies tend to expose the fund to greater risks than if the fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large cap stocks.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws.

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Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Bonds. To the extent the fund or its underlying funds hold bonds, the fund will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, prepayment and extension risks, and liquidity risk. During periods of rising interest rates, a bond’s yield generally is lower than prevailing market rates, causing the value of the bond to fall. Credit risk is the risk that an issuer or guarantor of the bond may default on its obligation to pay scheduled interest and repay principal. Prepayment and extension risks are the risks that a bond may be paid before or after the date the fund expects it to be repaid, causing the fund to lose interest payments that the fund had otherwise expected. Liquidity risk is the risk that adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding those securities to determine their values.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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SSgA Life Solutions Income and Growth Fund

Investment Objective

SSgA Life Solutions Income and Growth Fund seeks income and, secondarily, long term growth of capital.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

Investment Strategies and Risks

Principal Investment Strategies

SSgA Life Solutions Income and Growth Fund is a fund-of-funds. The fund attempts to meet its objective by investing substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes (examples of asset classes are large-cap growth, small-cap value, corporate bonds and government bonds) more than they otherwise could by investing in individual securities or shares of a single mutual fund. Diversification generally is believed to reduce portfolio volatility while maintaining average investment returns.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally bonds. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in equities, including international securities and up to 20% in money market funds. The share prices of most of the underlying funds are based on the market values of the securities held by the underlying funds. The share prices of exchange traded funds are determined based on the market prices of their shares rather than the market prices of their portfolio holdings.

In constructing the fund’s portfolio of securities, the advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in specific securities other than shares of funds, for example to manage its cash balances.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Generally. The fund invests principally in shares of other SSgA Funds. As a result, the principal risks of investing in the fund are those risks that are common to the underlying funds, including bond and equity funds, are described in “Risks Common to the SSgA Money Market and Bond Funds and SSgA Equity Funds,” below.

In addition, the fund is subject to the following risks:

Fund-of-funds. A fund-of-funds, such as the fund, may from time to time have more than one underlying fund that invest in some of the same industry sectors or individual securities, thus compounding the fund’s exposure to those sectors or securities. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund or the underlying fund has significant investments in a specific sector, the fund is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Equity Securities. To the extent the fund or any underlying fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund or an underlying fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which it has significant holdings, or weaknesses associated with one or more specific companies in which it may have substantial investments. Moreover, the fund or an underlying fund may not be able to sell some or all of its securities at desired prices.

Foreign Securities. To the extent the fund or its underlying funds holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which they invest may have limited liquidity, and be subject to complex rules, arbitrary rules or both. They also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

Derivatives. The fund’s or its underlying funds’ investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

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Investment Strategies Common to the SSgA Funds

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

Risks Common to the SSgA Bond Funds and SSgA Equity Funds

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSgA Funds’ domestic and international equity funds, and the SSgA funds-of-funds to the extent that they invest in equity funds:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSgA Funds’ fixed income and money market funds, and the SSgA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. During periods of rising interest rates, a fund’s yield generally is lower than prevailing market rates, causing the value of the fund to fall. In periods of falling interest rates, a fund’s yield generally is higher than prevailing market rates, causing the value of the fund to rise. Typically, the more distant the expected cash flow that the fund is to receive from a security, the more sensitive the market price of the security is to movements in interest rates. If a fund owns securities that have variable or floating interest rates, as interest rates fall, the income the fund receives from those securities also will fall.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may default on its obligation to pay scheduled interest and repay principal. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality.

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Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date. If the fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk than an issuer will exercise its right to repay principal on an obligation held by a fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, thus preventing the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Liquidity Risk. Adverse market or economic conditions or investor perceptions may result in little or no trading activity in one or more particular securities, thus, making it difficult for a fund holding the securities to determine their values. A fund holding those securities may have to value them at prices that reflect unrealized losses, or if it elects to sell them, it may have to accept lower prices than the prices at which it is then valuing them. The fund also may not be able to sell the securities at any price.

Portfolio Holdings

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

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FUND MANAGEMENT

Investment Advisor

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2010, SSgA FM had assets under management of over $196 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2010, has over $1.9 trillion under management.

State Street Bank and Trust Company, also a subsidiary of State Street Corp., is a 200-year old pioneer and leader in the world of financial services, and one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

Investment Management Fees

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the advisor.

The Annual Fund Operating Expenses tables for the funds listed in the table below do not reflect that the Advisor waived its management fee and/or reimbursed expenses to the listed funds’ Class R Shares in amounts equal to the management fee waived and/or expenses reimbursed under contractual arrangements between the funds’ Institutional Class and the Advisor. After giving effect to these waivers and/or reimbursements, the annual operating expense ratios are as follows:

	Total Annual Operating Expenses
	Before and After Fee Waiver and/or
	Expense Reimbursement (as a
Class R Shares	percentage of average daily net assets)
	Before	After

SSgA Bond Market Fund	1.00	0.85
SSgA International Stock Selection Fund	1.60	1.43
SSgA Life Solutions Balanced Fund	1.39	1.10
SSgA Life Solutions Growth Fund	3.74	1.03
SSgA Life Solutions Income and Growth Fund	5.91	0.99

For its services as the Advisor, each fund in this Prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2010, the effective management fee paid, reflecting certain fee waivers and expense reimbursements is shown below for each fund.

	Annual Management Fees
	(% of Average Daily Net Assets):
	Management Fee	Management Fee
	Before Waivers	After Waivers
Fund	or Reimbursements	or Reimbursements

Bond Market	0.30%	0.00%
Small Cap	0.75%	0.00%
International Stock Selection	0.75%	0.58%

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the underlying funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the underlying funds.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010.

Portfolio Management

Each of the SSgA Funds is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for each SSgA Fund (other than the SSgA money market funds). The SSgA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

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SSgA Fund	Portfolio Manager(s)	Experience

SSgA Bond Market Fund	William H. Cunningham	Investment professional for 26 years, the last 4 years with SSgA FM or its affiliates.

	Matthew D. Pappas	Investment professional for 14 years, the last 8 years with SSgA FM or its affiliates.

SSgA Small Cap Fund	Anna Lester	Investment professional for 12 years, the last 5 years with SSgA FM or its affiliates.

	Marc Reinganum	Investment professional for 31 years, the last year with SSgA FM or its affiliates.

SSgA International Stock Selection Fund	Stuart Hall, CFA	Investment professional for 10 years, the last 6 years with SSgA FM or its affiliates.

	Didier Rosenfeld, CFA	Investment professional for 12 years, the last 10 years with SSgA FM or its affiliates. He leads SSgA’s Global Quantitative Active Equity Team.

SSgA Life Solutions Balanced Fund SSgA Life Solutions Growth Fund SSgA Life Solutions Income and Growth Fund	Michael Martel	Investment professional for 18 years, the last 18 years with SSgA FM or its affiliates.

	Daniel Farley, CFA	Investment professional for 18 years, the last 18 years with SSgA FM or its affiliates. He is the Global Head of Investments for SSgA’s Multi Asset Class Solutions Team.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each SSgA Fund Class R Share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange is open for regular trading at times also described in the following table.

Time Fund’s Share Price
SSgA Fund	Valuation Method(s) Used	Determined (Eastern time)

SSgA Bond Funds SSgA Small Cap Fund SSgA International Stock Selection Fund	Market value (generally determined at the closing time of the market on which they are traded)	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)

Amortized cost (for debt securities maturing within 60 days)

SSgA Funds of Funds	Published net asset values of underlying funds	Close of the New York Stock Exchange (ordinarily 4 p.m.)

Purchase of Fund Shares

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with State Street Global Markets, LLC (“SSGM”), the SSgA Funds’ distributor, to

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offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the fund’s behalf. The fund reserves the right to reject any purchase order.

Exchanges

Investors may have some or all of their SSgA Fund shares exchanged for Class R Shares of any other SSgA Fund on a business day provided your financial intermediary has a signed agreement with the Institutional Class and the Class R shares of the SSgA Funds. To use this option, please contact your financial intermediary.

Market Timing/Excessive Trading

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. Excessive Trading into and out of a SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, Omnibus Transparency and Change of Direction, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•	The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions, defined, as a purchase (including exchanges) and redemption (including exchanges) effected within 30 days within the same SSgA Fund, excluding the SSgA money market funds, and uses the following notification process:

•	If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor will send a notice to the account owner informing them that the account is in a watch status and future Excessive Trading may result in further action including suspension or termination of the account;

•	If that same account effects another Round Trip within 30 days following the above notification, the SSgA Funds’ distributor will issue to the account owner a “Second Stage” alert notice; a Second Stage alert explains that the account may be prohibited from effecting future purchases if the Excessive Trading continues;

•	If the same account engages in another Round Trip within 30 days following the issuance of a Second Stage alert, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent to place a “Stop Purchase” instruction on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•	At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed by the transfer agent and the account will be eligible to accept additional purchases; and

•	If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Redemption of Fund Shares

Investors may redeem some or all of their Class R Shares on a business day. To use this option, please contact your financial intermediary.

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In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

Dividends and Distributions

Each SSgA Fund intends to declare and pay dividends as noted in the following table:

Dividends
SSgA Fund	Declared	Dividends Paid

SSgA Bond Market Fund	Monthly	Monthly

All other SSgA Funds	Annually	Annually

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When an SSgA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by any SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are

34

distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the Fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

DISTRIBUTION ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the fund’s distributor or other intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the distributor for distribution, marketing, shareholder and administrative services provided to a fund by the distributor or an Intermediary are not permitted by the Plan to exceed 0.70% of a Fund’s average NAV per year. The distributor pays intermediaries for shareholder and administrative services provided to a fund out of the fee the distributor receives from the fund. Fees paid to intermediaries providing shareholder services to the funds are not permitted by the Plan to exceed 0.65% of a fund’s average NAV per year. Any payments that are required to be made to the distributor or intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. Each Fund also offers the Institutional Class of shares through the distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Class R Shares are offered without imposition of a front-end sales load or contingent deferred sales load. Class R Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class R Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this Prospectus and are offered only through intermediaries.

35

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each SSgA Fund’s financial performance for Class R Shares for the past 5 years. Certain information reflects financial results for a single SSgA Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a SSgA Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the SSgA Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800)647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

			$		$
	$	$	Net	$	Distributions	$
	Net Asset Value,	Net	Realized	Total Income	from Net	Distributions	$
	Beginning of	Investment	and Unrealized	from	Investment	from Net	Total
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Income	Realized Gain	Distributions
Bond Market Fund

Class R
August 31, 2010	8.33	.30	.47	.77	(.31)	—	(.31)
August 31, 2009	8.12	.33	.22	.55	(.34)	—	(.34)
August 31, 2008	9.11	.36	(.95)	(.59)	(.40)	—	(.40)
August 31, 2007	9.78	.47	(.62)	(.15)	(.52)	— (b)	(.52)
August 31, 2006	10.21	.46	(.32)	.14	(.50)	(.07)	(.57)

Small Cap Fund

Class R
August 31, 2010	15.22	(.03)	.51	.48	—	—	—
August 31, 2009	21.99	(.03)	(6.74)	(6.77)	—	—	—
August 31, 2008	29.87	(.11)	(4.71)	(4.82)	—	(3.06)	(3.06)
August 31, 2007	29.28	(.14)	2.26	2.12	—	(1.53)	(1.53)
August 31, 2006	29.80	(.24)	.94	.70	—	(1.22)	(1.22)

International Stock Selection Fund

Class R
August 31, 2010	9.17	.15	(.33)	(.18)	(.25)	—	(.25)
August 31, 2009	11.68	.21	(2.55)	(2.34)	(.17)	—	(.17)
August 31, 2008	14.60	.27	(2.55)	(2.28)	(.30)	(.34)	(.64)
August 31, 2007	12.80	.28	2.01	2.29	(.13)	(.36)	(.49)
August 31, 2006	10.47	.21	2.53	2.74	(.08)	(.33)	(.41)

(a)	Per share data are based on average shares outstanding.
(b)	Less than $.005 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

36

$				%	%	%
Redemption Fees	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Added to	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Additional	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Paid-in Capital	Period	Return	(000)	Net(c)	Gross	Net Assets(c)	Turnover Rate

—	8.79	9.43	263	.85	1.43	3.52	502
—	8.33	7.02	151	.68	1.27	4.09	408
—	8.12	(6.62)	12	1.00	1.54	4.23	287
—	9.11	(1.73)	20	.57	.68	4.88	368
—	9.78	1.51	20	.42	.53	4.75	487

—	15.70	3.15	538	1.60	3.87	(.16)	240
—	15.22	(30.79)	612	1.60	3.18	(.21)	235
—	21.99	(18.05)	1,027	1.60	1.86	(.49)	159
—	29.87	7.18	1,375	1.60	1.68	(.45)	125
—	29.28	2.66	1,574	1.60	1.70	(.79)	83

—	8.74	(2.19)	2,151	1.43	1.60	1.56	83
—	9.17	(19.82)	2,537	1.44	1.60	2.65	122
—	11.68	(16.46)	2,852	1.32	1.51	2.04	75
— (b)	14.60	18.41	1,135	1.49	1.67	1.95	54
— (b)	12.80	27.28	265	1.49	1.69	1.77	60

37

					$
	$	$	$	$	Distributions	$
	Net Asset Value,	Net	Net Realized	Total	from Net	Distributions	$
	Beginning of	Investment	and Unrealized	from Investment	Investment	from Net	Total
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Income	Realized Gain	Distributions
Life Solutions Balanced Fund

Class R
August 31, 2010	10.28	.16	.16	.32	(.15)	—	(.15)
August 31, 2009	11.42	.15	(1.13)	(.98)	(.16)	—	(.16)
August 31, 2008	13.05	.45	(1.60)	(1.15)	(.48)	—	(.48)
August 31, 2007	12.54	.31	.55	.86	(.35)	—	(.35)
August 31, 2006	11.91	.11	.68	.79	(.16)	—	(.16)

Life Solutions Growth Fund

Class R
August 31, 2010	9.94	.10	.05	.15	(.16)	—	(.16)
August 31, 2009	11.77	.10	(1.84)	(1.74)	(.09)	—	(.09)
August 31, 2008	13.67	.47	(1.88)	(1.41)	(.49)	—	(.49)
August 31, 2007	12.69	.31	.94	1.25	(.27)	—	(.27)
August 31, 2006	11.75	.02	1.02	1.04	(.10)	—	(.10)

Life Solutions Income and Growth Fund

Class R
August 31, 2010	10.07	.23	.25	.48	(.27)	—	(.27)
August 31, 2009	10.97	.15	(.49)	(.34)	(.55)	(.01)	(.56)
August 31, 2008	12.39	.44	(1.25)	(.81)	(.45)	(.16)	(.61)
August 31, 2007	12.31	.37	.08	.45	(.37)	—	(.37)
August 31, 2006	12.01	.21	.33	.54	(.24)	—	(.24)

(a)	Per share data are based on average shares outstanding.
(b)	Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
(c)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(d)	May reflect amounts waived and/or reimbursed by the investment advisor.

38

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return	(000)	Net(c)(d)	Gross(c)	Net Assets(c)(d)	Turnover Rate

10.45	3.09	599	1.10	1.39	1.52	74
10.28	(8.42)	989	1.06	1.38	1.64	73
11.42	(9.10)	965	.98	.99	3.71	94
13.05	6.91	1,891	.90	.90	2.40	31
12.54	6.71	1,340	.88	.88	.87	29

9.93	1.46	204	1.03	3.74	.98	73
9.94	(14.65)	483	1.17	3.02	1.10	82
11.77	(10.65)	591	.85	1.12	3.72	75
13.67	9.86	1,041	1.01	1.01	2.37	30
12.69	8.92	1,208	.95	.95	.14	29

10.28	4.84	710	.99	5.91	2.25	89
10.07	(2.42)	674	1.30	4.37	1.62	81
10.97	(6.80)	248	.86	1.53	3.81	99
12.39	3.66	428	1.02	1.27	3.00	32
12.31	4.56	375	.98	1.14	1.66	30

39

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

Filed pursuant to Rule 485(b)
File Nos. 33-19229; 811-5430

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
www.ssgafunds.com

PROSPECTUS
DECEMBER 20, 2010

SSgA Emerging Markets Fund Select Class Shares (Ticker Symbol: semsx)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

The Select Class Shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSgA Funds or the fund’s distributor to offer the fund’s Select Class Shares.

SSgA Emerging Markets Fund	1
FUND OBJECTIVE, STRATEGIES AND RISKS	5
Investment Objective	5
Investment Strategies and Risks	5
Investment Strategies Common to the SSgA Funds	7
Risks Common to Funds Investing Principally in Equity Securities	7
Portfolio Holdings	7
FUND MANAGEMENT	8
Investment Advisor	8
Investment Management Fees	8
Portfolio Management	8
SHAREHOLDER INFORMATION	8
Pricing of Fund Shares	8
Purchase of Fund Shares	8
Exchanges	9
Market Timing/Excessive Trading	9
Redemption of Fund Shares	9
Dividends and Distributions	10
Taxes	11
DISTRIBUTION ARRANGEMENTS	12
FINANCIAL HIGHLIGHTS	14

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS	Back Cover

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: semsx

Investment Objective

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.03%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.02%

Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in Select Class Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Select Class Shares of the fund for the time periods indicated, and then redeem all of your Select Class Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$104	$325	$563	$1,248

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risk, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

1

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: semsx

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund’s ability to achieve its investment objective.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	American Depositary Receipts (ADRs). ADRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•	Derivatives. The fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•	Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the performance fund’s Select Class Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund’s Select Class Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. Performance information for Select Class Shares before their inception (March 1, 2006) is derived from the historical performance of the fund’s Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2009: 31.35%	September 30, 2008: (29.88)%	September 30, 2010: 11.68%

2

SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: semsx

Average Annual Total Returns
For the Periods Ending December 31, 2009

SSgA Emerging Markets Fund Select Class Shares(1)	1 Year*	5 Years*	10 Years*

Return Before Taxes	70.77%	14.14%	9.53%
Return After Taxes on Distributions	69.47%	12.64%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	45.98%	12.07%	8.34%

MSCI® Emerging Markets Index (Gross)	79.02%	15.88%	10.11%
MSCI® Emerging Markets Index (Net)	78.51%	15.51%	9.78%

(1)	The Select Class began operating on March 1, 2006. Performance for the fund’s Select Class before inception is derived from the historical performance of the Institutional Class. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Institutional Class due to the lower distribution and shareholder servicing fees.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page 8.

Brad Aham, CFA, FRM, and Chris Laine serve as portfolio managers of the fund. They have managed the fund since 1994 and 2007, respectively.

Purchase and Sale of Fund Shares

Select Class Shares of the fund are offered without a sales commission by State Street Global Markets, LLC, the fund’s distributor. Select Class Shares may not be purchased by individuals directly from the fund, but must be purchased through a third party financial intermediary, such as advisors, securities brokers, banks and financial institutions or other industry professionals or organizations, that have entered into a shareholder servicing agreement with the fund’s distributor or with the fund with respect to investment of its customer accounts in Select Class Shares. Information on intermediaries offering Select Class Shares is available by calling the distributor at (800) 647-7327.

Individual shareholder accounts held through a financial intermediary that maintains one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. Each intermediary, however, is expected to maintain in its omnibus account for its clients or in client accounts arranged through the intermediary, Select Class Shares with a net asset value of at least $15 million. If an intermediary does not maintain in its client omnibus account or in client accounts arranged through the intermediary, Select Class Shares with a value of at least $15 million, the fund may close the account, in which case, the fund would redeem the Select Class Shares held by or allocated to a shareholder through the intermediary.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you hold your Select Class Shares at your bank, broker or other financial intermediary, please contact that financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” on page 8.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

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SSgA Emerging Markets Fund	FUND SUMMARY	Ticker Symbol: semsx

For important tax information, please turn to “Taxes” on page 11.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page 12.

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FUND OBJECTIVE,
STRATEGIES AND RISKS

Investment Objective

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the fund will achieve its objective.

Investment Strategies and Risks

Principal Investment Strategies

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s advisor employs a proprietary quantitative model to assist in country and stock selection, which the advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain information measured by the model is not fully reflected in.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the fund’s performance may diminish, which may impair the fund’s ability to achieve its investment objective. To control this risk, the fund’s investment advisor monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors.

Foreign Securities, including Emerging Markets Equity Securities. To the extent the fund holds foreign securities, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Sector. The fund may at any one time have significant investments in one or more specific industry sectors to the extent that the fund’s benchmark is concentrated in specific industry sectors, although the fund does not have a policy to concentrate in any specific industry sector. To the extent that the fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

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American Depositary Receipts (ADRs). ADRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Derivatives. The fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold and may be terminated only subject to penalty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also create leverage in its portfolio, and thus, the fund could lose more than the principal amount it invested in the derivative.

Participation Certificates. From time to time, the fund may invest in participation certificates, that is, an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

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Investment Strategies Common to the SSgA Funds

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

Portfolio Holdings

Information about each fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

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FUND MANAGEMENT

Investment Advisor

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2010, SSgA FM had assets under management of over $196 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2010, has over $1.9 trillion under management.

State Street Bank and Trust Company, also a subsidiary of State Street Corp., is a 200-year old pioneer and leader in the world of financial services, and one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

Investment Management Fees

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% (after contractual waiver and reimbursement) of the average daily net asset value of the fund.

Portfolio Management

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA Emerging Markets Fund	Brad Aham, CFA, FRM	Investment professional for 16 years, the last 16 years with SSgA FM or its affiliates. He is the head of SSgA’s Active Emerging Markets Equity Team.

	Chris Laine	Investment professional for 15 years, the last 2 years with SSgA FM or its affiliates.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each Select Class Share of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued as:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

Purchase of Fund Shares

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to purchase shares.

Minimum Investments. The fund requires minimum amounts of initial and additional investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. The funds reserve the right to increase or decrease the minimum amount required to open or maintain an account.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial

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purchases and checks drawn on credit card accounts for new and initial purchases will not be accepted.

In-Kind Purchase of Securities. The SSgA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

Exchanges

Generally. A holder of Select Class Shares does not have any right to exchange his or her shares with shares of any other fund, including any other SSgA Fund.

Market Timing/Excessive Trading

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. Excessive Trading into and out of a SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•	The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, Omnibus Transparency and Change of Direction, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•	The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•	With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions, defined, as a purchase (including exchanges) and redemption (including exchanges) effected within 30 days within the same SSgA Fund, excluding the SSgA money market funds, and uses the following notification process:

•	If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor will send a notice to the account owner informing them that the account is in a watch status and future Excessive Trading may result in further action including suspension or termination of the account;

•	If that same account effects another Round Trip within 30 days following the above notification, the SSgA Funds’ distributor will issue to the account owner a “Second Stage” alert notice; a Second Stage alert explains that the account may be prohibited from effecting future purchases if the Excessive Trading continues;

•	If the same account engages in another Round Trip within 30 days following the issuance of a Second Stage alert, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent to place a “Stop Purchase” instruction on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•	At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed by the transfer agent and the account will be eligible to accept additional purchases; and

•	If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Redemption of Fund Shares

The following is in addition to “Fund Summaries,” and the section “Purchase and Sale of Fund Shares” relating to the specific SSgA Fund in which you intend to redeem shares.

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Sales within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Fund will generally postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSgA Funds registration record, provided that the address has not been changed within 60 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSgA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSgA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSgA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Please note that proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Minimum Account Size. The fund reserves the right to redeem Select Class Shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before Select Class Shares are redeemed to close an account, the financial intermediary through which the account was opened will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

Dividends and Distributions

The fund intends to declare dividends annually and pay dividends annually.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in

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additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by any SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable

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distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

DISTRIBUTION ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940 Act. The Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connection with purchases and redemptions of shares of the fund and related services provided to Select Class shareholders by State Street Global Markets LLC. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to State Street Bank and Trust Company (“State Street”) for shareholder and administrative services are not permitted by the Plan to exceed 0.025% of a fund’s average NAV per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds offer the Institutional Class of shares through the distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan. Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

The advisor or distributor, or an affiliate of the Advisor or distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to fund shareholders. Additional cash payments to intermediaries will vary. For more information regarding these arrangements, please read “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, the advisor or distributor, or an affiliate of the advisor or distributor, may also pay non-cash compensation to the sales representatives of intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the distributor under the Plan.

The Select Class is offered without imposition of a front-end sales load or contingent deferred sales load. The Select Class is subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. The Select Class is offered for sale by intermediaries only to investors meeting the eligibility requirements disclosed in this Prospectus. Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the distributor or with the SSgA Funds with respect to investment of its customer accounts in the Select Class. Information on intermediaries offering the Select Class is available through the distributor.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total Income	Distributions	Distributions	$
	Beginning of	Investment	and Unrealized	from	from Net	from Net	Total
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain	Distributions
Emerging Markets Fund

Select Class
August 31, 2010	16.67	.21	2.82	3.03	(.42)	—	(.42)
August 31, 2009	22.75	.30	(4.71)	(4.41)	—	(1.67)	(1.67)
August 31, 2008	28.89	.46	(3.59)	(3.13)	(.98)	(2.03)	(3.01)
August 31, 2007	21.20	.39	8.79	9.18	(.38)	(1.11)	(1.49)
August 31, 2006(1)	21.48	.20	(.48)	(.28)	—	—	—

(1)	For the period March 2, 2006 (commencement of sale) to August 31, 2006.
(a)	Per share data are based on average shares outstanding.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(e)	Less than $.005 per share.

14

$				%	%	%
Redemption Fees	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
added to	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Additional	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Paid-in Capital	Period	Return(b)	(000)	Net(c)(d)	Gross(c)	Net Assets(c)(d)	Turnover Rate(b)

—	19.28	18.24	954,350	1.01	1.02	1.09	63
—	16.67	(16.33)	1,082,478	.98	.99	2.22	61
—	22.75	(13.33)	1,205,196	1.02	1.03	1.64	42
— (e)	28.89	46.00	1,301,424	1.04	1.06	1.59	39
— (e)	21.20	(1.30)	546,536	1.06	1.12	2.01	37

15

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA MONEY MARKET FUND

SSgA U.S. GOVERNMENT MONEY MARKET FUND

SSgA TAX FREE MONEY MARKET FUND

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund’s advisor has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the advisor based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the advisor determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest.

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” A money market fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal

Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

Treasury Inflation Protected Securities. SSgA Money Market Fund and SSgA US Government Money Market Fund may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

Variable and Floating Rate Securities. SSgA Money Market Fund and SSgA US Government Money Market Fund may purchase variable and floating rate securities. SSgA US Government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed by the US Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a

Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Illiquid Securities. A money market fund may not invest more than 5% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to SSgA Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

With respect to SSgA Tax Free Money Market Fund, reverse repurchase agreements may be entered into only for temporary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

(b) Investment Strategies specific to some, but not all, Funds. A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSgA Money Market Fund only:

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Applicable to SSgA Money Market Fund and SSgA US Government Money Market Fund only:

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC ’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools. Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Applicable to SSgA Tax Free Money Market Fund only:

Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow Fund consisting of US Government Securities. These payments have been “pre-refunded” using the escrow Fund.

Insured Municipal Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a Fund’s shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor’s objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

Municipal Securities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US Government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the Fund’s investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The Fund’s policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service. See “Description of Securities Ratings.”

Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund’s Prospectus and discussed below under “Taxes,” interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

Municipal Leases. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days’ notice, for all or any part of the Fund’s interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund’s restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Standby Commitments. The Fund’s investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

Registration under the Commodity Exchange Act. Each Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	With respect to SSgA Money Market Fund and SSgA US Government Money Market Fund, a Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction. With respect to SSgA Tax Free Money Market Fund, Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value on a daily marked-to-market basis at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets. With respect to SSgA Money Market Fund only, the Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder. (Fundamental restriction with respect to each Fund.)

6.	A Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Funds; nonfundamental to SSgA Tax Free Money Market Fund). Additionally, SSgA Tax Free Money Market Fund may not invest in participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market. (Nonfundamental restriction; not applicable to SSgA Money Market Fund and SSgA US Government Money Market Funds.)

7.	A Fund will not purchase or sell commodities or commodity futures contracts. (Fundamental restriction with respect to each Fund in this statement.)

8.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof (fundamental restriction with respect to each Fund in this statement). SSgA Tax Free Money Market Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

9.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Fundamental restriction with respect to each Fund.)

10.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (fundamental restriction with respect to each Fund in this statement). SSgA US Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans.

11.	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Fund. Not applicable to SSgA Tax Free Money Market Fund.)

12.	A Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction with respect to each Fund.)

13.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction with respect to each Fund.)

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Funds; non-fundamental to SSgA Tax Free Money Market Fund.)

15.	A Fund will not purchase the securities of any issuer if the Investment Company’s officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Funds.)

16.	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Funds; non-fundamental to SSgA Tax Free Money Market Fund.)

17.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds’ shareholders. (Fundamental restriction with respect to SSgA Money Market Fund and SSgA US Government Money Market Funds; non-fundamental to SSgA Tax Free Money Market Fund.)

18.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Fundamental restriction with respect to each Fund.)

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Taxable Investments (Tax Free Money Market Fund). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets), the Fund may invest without limitation in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a rating agency; obligations of the US Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody’s, A-1 by S&P or F-1 by Fitch; certificates of deposit of US domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care). (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Diane B. Glossman	None	$0	$0

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000

	International Stock Selection Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Money Market Fund

•	National Financial Services Corporation, 200 Liberty Street, 1 World Financial Center, New York, NY 10281-1003 — 11.29%
•	GSAM Mortgage Backed Sec WQ1J, 1 Sun Life Park, Wellesley, MA 02481-5615 — 23.49%

SSgA US Government Money Market Fund

•	AHS — Core Operating FDE8, 111 North Orlando Ave, Winter Park, FL 32789-3675 — 8.10%
•	AHS — Core Operating FDG9, 111 North Orlando Ave, Winter Park, FL 32789-3675 — 10.55%
•	Stormcrew & Co., Attn MF Sweep Processing, 1200 Crown Colony Drive 3rd floor, Quincy Ma, 02169-0938 — 18.84%

SSgA Tax Free Money Market Fund

•	Cyr & Co., 1200 Crown Colony Drive 3rd floor, Quincy, MA 02169-0938 — 5.98%
•	American Water System, 1025 Laurel Oak Road, Voorhees, NJ 08043-3506 — 7.44%
•	State Street Bank & Trust Co., 1200 Crown Colony Drive #CC1/3, Quincy, MA 02169-0938 — 9.33%
•	Watchmarble & Co., 801 Pennsylvania Ave 2nd Floor, Kansas City, MO 64105-1307 — 9.55%
•	The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125-4401 — 14.75%
•	SSKC Prudential Employee Savings Plan & PSI 401 K Plan 1/2/02 FBO, 801 Pennsylvania Ave 5th Floor, Kansas City, MO 64105-1307 — 19.80%
•	Saturn & Co., C/O State Street Bank & Trust, 1200 Crown Colony Drive CC10312, Quincy MA, 02169-0938 — 23.06%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Money Market Fund	$19,447,716	$22,500,730	$19,801,685
SSgA US Government Money Market Fund	$10,578,695	$9,327,532	$5,821,622
SSgA Tax Free Money Market Fund	$267,103	$644,375	$1,364,740

The Advisor has contractually agreed to waive up to the full amount of SSgA Money Market Fund’s advisory fee and reimburse SSgA Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of the average daily net assets on an annual basis until December 31, 2008. The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $0 in fiscal 2010, $0 in fiscal 2009, and $0 in fiscal 2008.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Money Market Fund	$2,325,286	$2,755,041	$2,422,962
SSgA US Government Money Market Fund	$1,263,832	$1,141,744	$712,097
SSgA Tax Free Money Market Fund	$61,825	$109,000	$167,120

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Money Market Fund	$1,614,211	$1,937,718	$1,456,690
SSgA US Government Money Market Fund	$828,434	$672,583	$414,157
SSgA Tax Free Money Market Fund	$18,396	$73,668	$102,579

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA Money Market Fund	$289,036	$189,969	$56,096	$620,327	$458,783
SSgA US Government Money Market Fund	$154,198	$99,859	$36,772	$326,748	$210,857
SSgA Tax Free Money Market Fund	$3,748	$2,442	$73	$7,978	$4,145

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2010, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Money Market Fund	$1,944,772	$2,275,664	$1,980,168
SSgA US Government Money Market Fund	$1,057,869	$914,025	$582,162
SSgA Tax Free Money Market Fund	$26,711	$68,473	$136,472

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2010 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2010:

SSgA Money Market Fund	Principal ($000)

Banc of America Securities LLC	$127,584,188
Barclays Investments, Inc.	$57,108,384
BNP Paribas	$42,421,716
Deutsche Bank Securities, Inc.	$39,778,881
Direct C.P.	$22,036,690
Societe Generale Securities	$21,411,000
Goldman, Sachs & Co.	$19,883,421
Credit Suisse First Boston Corp.	$19,215,027
Morgan Stanley	$11,216,608
Citigroup Global Markets, Inc.	$10,830,839

SSgA US Government Money Market Fund	Principal ($000)

BNP Paribas	$45,604,238
Credit Suisse First Boston Group	$44,274,580
Citigroup Global Markets, Inc.	$43,878,701
Barclays Investments, Inc.	$41,885,727
UBS Securities LLC	$35,737,727
Deutsche Bank Securities, Inc.	$35,417,559
ING Direct	$35,042,605
Goldman, Sachs & Co.	$34,971,851
Calyon Securities	$23,646,000
HSBC	$20,518,631

SSgA Tax Free Money Market Fund	Principal ($000)

JPMorgan Securities	$85,150
Wells Fargo & Co.	$53,405
Goldman, Sachs & Co.	$38,795
Banc of America Securities LLC	$36,355
Morgan Stanley	$32,520
Barclays Investments, Inc.	$25,440
Citigroup Global Markets, Inc.	$22,445
Pershing Securities Limited	$1,500
Midkiff Capital Group	$1,159

The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Exempt Income. Dividends attributable to tax-exempt obligations held by a Fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code; the Fund intends to satisfy this requirement. The treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds (“PABs”) (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund’s tax-exempt interest was attributable to those bonds.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs or industrial development bonds (“IDBs”) should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

A shareholder who receives Social Security or railroad retirement benefits should consult his tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Generally, exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

If a Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund’s shareholders as ordinary income to the extent of the Fund’s earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the Fund.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA US Government Money Market Fund	$5,172	8/31/2011

SSgA US Government Money Market Fund	$16,922	8/31/2012

SSgA US Government Money Market Fund	$8,920	8/31/2013

SSgA US Government Money Market Fund	$2,635	8/31/2014

SSgA Tax Free Money Market Fund	$13,781	8/31/2014

SSgA Tax Free Money Market Fund	$41,331	8/31/2015

SSgA Tax Free Money Market Fund	$115,383	8/31/2017

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds. The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2010:

Fund	Current Yield	Effective Yield

SSgA Money Market Fund	0.01%	0.01%
SSgA US Government Money Market Fund	0.01%	0.01%
SSgA Tax Free Money Market Fund	0.00%	0.00%

SSgA Tax Free Money Market Fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the Fund’s yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund’s yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund. The following are the current and effective tax equivalent yields based on a tax rate of 35% for the seven-day period ended August 31, 2010:

SSgA Tax Free Money
Market Fund	7-day

Tax Equivalent Current Yield	0.00%
Tax Equivalent Effective Yield	0.00%

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund).

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

■	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

■	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

■	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

■	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 — Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

■	Leading market positions in well-established industries.

■	High rates of return on funds employed.

■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

■	Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

3.	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

■	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

■	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

■	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

■	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

■	SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

■	SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

■	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

■	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

■	F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

■	F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, RMG, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-

writing or other campaigns, we have used our active participation in the corporate governance process — especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION
SSgA PRIME MONEY MARKET FUND
SSgA U.S. TREASURY MONEY MARKET FUND
DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Money Market Instruments. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Fund’s advisor has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the advisor based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the advisor determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest.

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” A money market fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal

Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

The types of US Government obligations in which the US Treasury Fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance.

Inflation-Protected Securities. Inflation-Protected Securities (“IPS”) are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Illiquid Securities. A money market fund may not invest more than 5% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to the Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

■	Prepayment Risk — Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

■	Other Risk Associated with Asset-Backed Securities — Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Prime Money Market Fund only:

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC ’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools. Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

The Funds described in this Statement are subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction. (Prime Money Market Fund only.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Prime Money Market Fund only.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.

6.	A Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.	A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.	A Fund will not purchase or sell commodities or commodity futures contracts.

12.	A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.	A Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Prime Money Market Fund only.)

16.	A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer. (Prime Money Market Fund only.)

17.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

From time to time, the US Treasury Money Market Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to acquire the types of Treasury securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in non-Treasury, U.S. government securities and repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA

Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000

	Small Cap Fund	$10,001-$50,000

Diane B. Glossman	None	$0	$0

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000

	Emerging Markets Fund	$10,001-$50,000

	Directional Core Equity Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock	$50,001-$100,000	Over $100,000

Selection Fund

	Emerging Markets Fund	Over $100,000

	Small Cap Fund	Over $100,000

	Disciplined Equity Fund	Over $100,000

	Tuckerman Active REIT Fund	$10,001-$50,000

	Directional Core Equity Fund	$10,001-$50,000

	Money Market Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000

	Emerging Markets Fund	$10,001-$50,000

	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000

	International Stock	$10,001-$50,000

Selection Fund

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA U.S. Treasury Money Market Fund

•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171 — 98.78%

SSgA Prime Money Market Fund

•	Saturn & Co., C/O State Street Bank & Trust, Attn: FCG 124, 200 Clarendon Street, Boston, MA 02116-5021 — 6.69%
•	GFAS Control Acct MT01, State Street Bank, P.O. Box 1992, Quincy, MA 02171 — 76.95%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA US Treasury Money Market Fund	$6,932,664	$8,967,275	$5,111,358
SSgA Prime Money Market Fund	$23,786,466	$21,803,091	$23,119,123

The Advisor has contractually agreed to waive up to the full amount of the Funds’ Advisory fee and reimburse all expenses to the extent that total expenses exceed a certain percentage (exclusive of non-recurring account fees and extraordinary expenses) in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The waivers for the Funds described in this Statement are in effect through December 31, 2008, and are considered from year to year on a calendar basis. The reimbursements are in effect through December 31, 2011. The waivers and reimbursements amounted to the following for the fiscal years ended August 31:

	Contractual Fee Waiver
	(% of average daily net
	assets on an annual
Fund	basis)	2010	2009	2008

SSgA US Treasury Money Market Fund(1)	Waiver of .5% of the .15% advisory fee	$ 2,310,887	$2,989,092	$1,703,787
SSgA Prime Money Market Fund	Waiver of .5% of the .15% advisory fee	$ 7,928,826	$7,267,697	$7,706,374

	Contractual Fee
	Reimbursement (% of
	average daily net assets
Fund	on an annual basis)	2010	2009	2008

SSgA US Treasury Money Market Fund	Reimbursement of all expenses in excess of .20%	$0	$0	$0
SSgA Prime Money Market Fund	Reimbursement of all expenses in excess of .20%	$898,460	$66,933	$0

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA US Treasury Money Market Fund	$1,378,997	$1,830,139	$1,041,986
SSgA Prime Money Market Fund	$4,743,375	$4,448,862	$4,713,972

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA US Treasury Money Market Fund	$817,773	$1,486,068	$513,559
SSgA Prime Money Market Fund	$4,599,431	$3,378,890	$2,839,839

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA US Treasury Money Market Fund	$164,480	$105,969	$4,061	$346,750	$196,513
SSgA Prime Money Market Fund	$603,125	$397,173	$1,111,115	$1,297,750	$1,190,268

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2010, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA US Treasury Money Market Fund	$1,155,444	$1,558,985	$851,892
SSgA Prime Money Market Fund	$3,964,411	$3,677,842	$3,853,186

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2010 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2010:

Principal
SSgA US Treasury Money Market Fund	($000)

Barclays Investments, Inc.	$47,672,455
BNP Paribas	$42,716,189
Credit Suisse First Boston Group	$34,682,707
HSBC	$33,058,167
Deutsche Bank Securities, Inc.	$29,723,541
Royal Bank of Scotland	$24,968,000
UBS Securities LLC	$24,552,573
Morgan Stanley	$21,503,813
Royal Bank of Canada	$20,413,000
Calyon Securities	$19,759,000

Principal
SSgA Prime Money Market Fund	($000)

Banc of America Securities LLC	$136,841,026
Barclays Investments, Inc.	$131,136,714
BNP Paribas	$128,398,852
Deutsche Bank Securities, Inc.	$86,942,934
Goldman, Sachs & Co.	$42,057,803
UBS Securities LLC	$41,366,107
Direct C.P.	$35,308,671
Royal Bank of Scotland	$28,599,453
Morgan Stanley	$24,782,125
JPMorgan Securities, Inc.	$23,621,724

The Funds described in this Statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Prime Money Market Fund determines net asset value per share once each business day at 4 p.m. Eastern time. The US Treasury Money Market Fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

As of August 31, 2010, the Funds had no net tax basis capital loss carryovers.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds. The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2010:

Fund	Current Yield	Effective Yield

SSgA US Treasury Money Market Fund	0.00%	0.00%
SSgA Prime Money Market Fund	0.19%	0.19%

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund.

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

■	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

■	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

■	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

■	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

■	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

■	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

■	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

■	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

■	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

■	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

■	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

■	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

■	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

■	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

■	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

■	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.       Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.       Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, RMG, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process —

especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA BOND MARKET FUND

SSgA BOND MARKET FUND — CLASS R

SSgA INTERMEDIATE FUND

SSgA HIGH YIELD BOND FUND

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Funds’ Advisor uses industry classifications identified in the Barclays Capital Index system for securities other than asset-backed securities (“ABS”). To the extent a Fund invests in ABS, the Advisor determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. Certain securities backed by U.S. residential mortgage-related securities (“RMRS”) are classified by the Advisor on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate. The following classifications are currently used : mortgage pools with FICO scores of 700 and above are classified as RMRS — Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMRS — Midprime; mortgage pools with FICO scores of 624 and below are classified as RMRS- Subprime.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC ’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Other Asset-Backed Securities. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.

The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in generally the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-related securities.

Mortgage-Related Security Rolls. A Fund may participate in “forward roll” transactions with respect to mortgage-related securities it holds. In a forward roll transaction, a Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments or the securities sold and the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements maturing not later than the expiration of the roll). Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity, and (2) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities.

A mortgage-backed security roll may have a leveraging effect on the Fund. Whether a mortgage-related security roll transaction produces a gain for a Fund depends upon the costs of the agreements. (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Mortgage-related security transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations while a reverse repurchase agreement is in effect.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

SSgA High Yield Bond Fund does not invest in forward commitments.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Forward Currency Transactions. The Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must segregate on its records liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Lower Rated Debt Securities. Each Fund may invest in lower rated debt securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Advisor may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings.”

Securities Lending. A Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any Fund.

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by Standard & Poor’s Rating Group (“S&P”) or Baa by Moody Investors Service (“Moody’s”) involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors — Lower Rated Debt Securities” in this Statement.

Loan Agreements. The Bond Market and High Yield Bond Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Special Situations and Illiquid Securities. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

(b) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA Bond Fund measures its performance against the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is made up of the Government/Credit Bond Index, the

Mortgage-Backed Securities Index, the Commercial Mortgage Backed Index, and the Asset-Backed Index. The Government/Credit Bond Index includes the Government and Credit Bond Indices.

The Index includes all public obligations of the US Treasury (excluding foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; US Agency Mortgage-Backed securities, commercial mortgage backed securities asset backed securities; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Barclays Capital U.S. Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. The mortgage component of the Index also includes hybrid arms also backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and student loans (pass-throughs, bullets and controlled amortization structures). The Commercial Mortgage Backed Index is composed of mortgage pools backed by Retail, Office, Multi-Family, Industrial loans. All securities have an average life of at least one year.

The mortgage component of the Barclays Capital U.S. Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

SSgA Intermediate Fund measures its performance against the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is made up of the Government/Credit Bond Index. The Government/Credit Bond Index includes the Government and Credit Bond Indices that have maturities ranging from one to ten years. The Index includes all public obligations of the US Treasury (excluding foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; commercial mortgage backed securities and asset backed securities; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate and non-corporate debt. Corporate sectors include, but are not limited to, industrial, finance, and utility. Non-corporate sectors include, but are not limited to, sovereign, supranational, foreign agency, and foreign local government sovereign debt; and debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

SSgA High Yield Bond Fund measures its performance against the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index. The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. HY 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorate basis. The index was incepted in 2004 with history from January 1, 1993.

Derivatives, Hedging Strategies and Related Investment Techniques

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Credit Default Swaps and Total Return Swaps. A Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap or a total return swap only with counterparties that the Advisor determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). Additionally, a Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreements requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations under the swap agreement.

A Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

Interest Rate Swaps, Index Securities Referencing a Basket of Credit Default Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into such transactions for hedging purposes or to seek to increase total return. The use of interest rate swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment.

Additionally, these derivative transactions are subject to risks similar to those discussed under Credit Default Swaps and Total Return Swaps above.

Interest Rate and Financial Futures Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, a Fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes a Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Asset Coverage for Swaps, Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swap, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

Each Fund is subject to certain investment restrictions, which are considered either fundamental or non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction applicable to each Fund.)

2.	A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Funds will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction applicable to each Fund.)

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Funds may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction applicable to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction applicable to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Funds may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets. (Fundamental restriction applicable to each Fund.) With respect to SSgA Intermediate Fund, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily.

6.	A Fund will not purchase or sell commodities or commodity futures contracts except that the Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Funds intends to buy and which relate to securities in which the Funds may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts. (Fundamental restriction applicable to each Fund.)

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. (Fundamental restriction applicable to each Fund.)

8.	A Fund will not engage in the business of underwriting securities issued by others, except that the Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction applicable to each Fund.)

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction applicable to each Fund.)

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets. (Fundamental with respect to SSgA Intermediate Fund.)

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental with respect to Intermediate Fund.)

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Non-fundamental with respect to SSgA Intermediate Fund.)

13.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds. (Non-fundamental with respect to each Fund.)

14.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Non-fundamental with respect to each Fund.)

15.	A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Non-fundamental with respect to SSgA Bond Market Fund and SSgA Intermediate Fund.)

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Portfolio Turnover

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	502%	408%	287%
SSgA Intermediate Fund	538%	414%	330%
SSgA High Yield Bond Fund	294%	289%	106%

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During Past	Complex	Other Directorships Held
Name, Address	successor is elected	5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 — Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 — April 2009 (Senior Vice President, SSgA U.S. Senior Compliance Officer); and

■  1999 — July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Diane B. Glossman	None	$0	$0

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Bond Market Fund

•	Hatchway & Co., P.O. Box 1992, Boston, MA 02130 — 5.20%
•	YUM Brands Inc., 1900 Colonel Sanders Lane, Louisville, KY 40213-1964 — 6.05%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 6.25%
•	Reliance Trust Company FBO Retirement Plans serviced by Metlife, P.O. Box 48529, Atlanta, GA 30362-1529 — 17.25%
•	Windanchor (2DLB), 1776 Heritage Drive — 4th Floor, Adams Building 4 W, North Quincy, MA 02171-2119 — 17.57%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 41.34%

SSgA Bond Market Fund Class R Shares

•	LPL Financial Corp., Counsel Trust doing business as MATC for the benefit of Central States Thermo King, IN 401k Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 26.41%
•	NFS LLC FEBO, State Street Bank & Trust Trustee, 245 Ensworth Pl, Nashville, TN 37205-1921 — 68.63%

SSgA High Yield Bond Fund

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226 — 8.23%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 25.23%
•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 43.74%

SSgA Intermediate Fund

•	Duckpond & Co., 1776 Heritage Drive, Quincy, MA 02171-2119 — 5.55%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 12.58%
•	Reliance Trust Company, FBO Retirement Plans serviced by Metlife, P.O. Box 48529, Atlanta, GA 30362-1529 — 18.77%

•	SEI Private Trust Company, C/O Evercore, One Freedom Valley Drive, Oaks, PA 19456-9989 — 50.41%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	$131,570	$131,290	$360,970
SSgA Intermediate Fund	$119,362	$110,666	$128,837
SSgA High Yield Bond Fund	$162,543	$126,989	$109,257

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2011 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

	Contractual Fee
	Waiver/Reimbursement
	(% of average daily net
	assets on an annual
Fund	basis)	2010	2009	2008

SSgA Bond Market Fund	Reimbursement of all expenses in excess of .50% for the Institutional class and 1.00% for Class R	$253,336	$252,844	$328,270
SSgA Intermediate Fund	Reimbursement of all expenses in excess of .60%	$216,611	$457,483	$198,428
SSgA High Yield Bond Fund	Reimbursement of all expenses in excess of .75%	$140,733	$126,515	$96,157

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	$2,233	$1,701	$614
SSgA Intermediate Fund	$1,850	$1,532	$538
SSgA High Yield Bond Fund	$2,721	$3,619	$860

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;
•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);
•	Managing a separate account alongside a commingled fund;
•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and
•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2010
	Number of	Assets	Number of		Assets				Assets
	Registered	Under	Pooled		Under				Under
Portfolio	Investment	Management	Investment		Management		Other Types		Management		Asset Total
Managers	Companies	(in billions)	Vehicles		(in billions)		of Accounts		(in billions)		(in billions)
SSgA Bond Market Fund and SSgA Intermediate Fund
William H. Cunningham, Matt Pappas	0	$0.00	6	*	$0.58	*	23	**	$196.67	**	$197.25

*	Includes 1 account with performance based fees of $0.03 billion.

**	Includes 2 accounts with performance based fees of $0.82 billion.

Other Accounts Managed as of August 31, 2010
	Number of	Assets	Number of		Assets				Assets
	Registered	Under	Pooled		Under				Under
Portfolio	Investment	Management	Investment		Management		Other Types		Management		Asset Total
Managers	Companies	(in billions)	Vehicles		(in billions)		of Accounts		(in billions)		(in billions)
SSgA High Yield Bond Fund
William H. Cunningham Jeffrey Megar	0	$0.00	6	*	$0.58	*	23	**	$196.67	**	$197.25

*	Includes 1 account with performance based fees of $0.03 billion.

**	Includes 2 accounts with performance based fees of $0.82 billion.

Ownership of Securities. As of August 31, 2010, except as noted below, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Ownership of Securities as of August 31, 2010

Dollar Range Of Equity Securities In the Funds
Portfolio Manager	Managed by the Portfolio Manager

William H. Cunningham	SSgA High Yield Bond Fund	Over $100,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	$43,821	$43,846	$68,138
SSgA Intermediate Fund	$42,541	$41,662	$43,574
SSgA High Yield Bond Fund	$47,081	$43,378	$41,509

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the

Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	$12,735	$18,647	$66,908
SSgA Bond Market Fund — Class R	$737	$174	$71
SSgA Intermediate Fund	$62,346	$45,848	$27,813
SSgA High Yield Bond Fund	$108,252	$47,119	$21,791

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA Bond Market Fund	$1,519	$977	$5,061	$3,194	$1,984
SSgA Bond Market Fund — Class R	$0	$0	$737	$0	$0
SSgA Intermediate Fund	$1,460	$949	$52,964	$3,106	$3,867
SSgA High Yield Bond Fund	$1,942	$1,254	$90,858	$6,690	$7,508

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2010, $0 in fiscal 2009 and $35 in fiscal 2008, with respect to SSgA Bond Market Fund.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2010, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Bond Market Fund	$10,913	$11,042	$30,075
SSgA Bond Market Fund — Class R	$103	$38	$6
SSgA Intermediate Fund	$9,947	$9,251	$10,736
SSgA High Yield Bond Fund	$13,545	$10,756	$9,105

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2010 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2010:

SSgA Bond Market Fund	Principal ($000)

JPMorgan Securities, Inc.	$92,950
Barclays Investments, Inc.	$74,123
Banc of America Securities LLC	$58,205
Citigroup Global Markets, Inc.	$47,422
KeyBanc Capital Markets, Inc.	$40,925
Goldman, Sachs & Co.	$36,577
Morgan Stanley	$29,158
Deutsche Bank Securities, Inc.	$14,245
UBS Securities LLC	$13,668
Credit Suisse First Boston Corp.	$13,463

SSgA Intermediate Fund	Principal ($000)

Barclays Investments, Inc.	$86,868
JPMorgan Securities, Inc.	$72,655
Citigroup Global Markets, Inc.	$57,127
Banc of America Securities LLC	$50,891
KeyBanc Capital Markets, Inc.	$41,700
Goldman, Sachs & Co.	$31,261
Morgan Stanley	$16,090
Credit Suisse First Boston Corp.	$9,468
Deutsche Bank Securities, Inc.	$8,789
Pershing Securities Limited	$7,814

SSgA High Yield Bond Fund	Principal ($000)

Barclays Investments, Inc.	$50,129
JPMorgan Securities, Inc.	$48,896
Sterne, Agee & Leach, Inc.	$47,399
Credit Suisse First Boston Corp.	$25,668
Banc of America Securities LLC	$25,247
Goldman, Sachs & Co.	$18,217
Deutsche Bank Securities, Inc.	$17,827
Pershing Securities Limited	$13,837
Citigroup Global Markets, Inc.	$12,205
Morgan Stanley	$11,341

The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA Bond Market Fund	$2,466,296	8/31/2015

SSgA Bond Market Fund	$195,353	8/31/2016

SSgA Bond Market Fund	$40,164,567	8/31/2017

SSgA Bond Market Fund	$69,818	8/31/2018

SSgA Intermediate Fund	$1,312,265	8/31/2015

SSgA Intermediate Fund	$746,581	8/31/2016

SSgA Intermediate Fund	$6,235,911	8/31/2017

SSgA High Yield Bond Fund	$2,586,014	8/31/2017

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the SEC. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns

	1 Year Ending	5 Years Ending	10 Years Ending
Fund	August 31, 2010	August 31, 2010	August 31, 2010

SSgA Bond Market Fund	9.79%	2.00%	4.26%
SSgA Bond Market Fund — Class R(1), (2)	9.43%	1.76%	3.99%
SSgA Intermediate Fund	7.75%	2.11%	3.99%
SSgA High Yield Bond Fund	21.46%	6.52%	5.93%

(1)	The class commenced operations on May 14, 2004.

(2)	Performance for the Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a-b+1)[6]-1]

Cd
where:	A =	dividends and interests earned during the period
	B =	expenses accrued for the period (net of reimbursements);
	C =	average daily number of shares outstanding during the period that were entitled to receive dividends; and
	D =	the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Funds. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

30-day Yield for Period
Ended
Fund	August 31, 2010

SSgA Bond Market Fund	3.31%
SSgA Bond Market Fund — Class R	2.71%
SSgA Intermediate Fund	1.44%
SSgA High Yield Bond Fund	7.32%

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund).

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long Term Debt Ratings.

■	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

■	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

■	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

■	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

■	Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

■	B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

■	Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

■	Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

■	C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

■	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

■	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

■	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

■	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

■	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

■	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

■	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

■	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

■	BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

■	BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

■	B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

■	CCC — Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

■	CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

■	C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

■	C1 — The rating C1 is reserved for income bonds on which no interest is being paid.

■	D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

■	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

■	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

■	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

■	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, RMG, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process —

especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA DISCIPLINED EQUITY FUND

SSgA SMALL CAP FUND

SSgA SMALL CAP FUND — CLASS R

SSgA TUCKERMAN ACTIVE REIT FUND

SSgA IAM SHARES FUND

SSgA ENHANCED SMALL CAP FUND

SSgA DIRECTIONAL CORE EQUITY FUND

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

SSgA Tuckerman Active REIT Fund does not typically invest in US Government obligations.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

SSgA Tuckerman Active REIT Fund does not invest in repurchase agreements.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

SSgA Tuckerman Active REIT Fund does not invest in reverse repurchase agreements.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The following Funds do not invest in forward commitments: SSgA IAM Shares Fund or SSgA Directional Core Equity Fund.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

The SSgA Directional Core Equity Fund will not invest in when-issued transactions.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

The following Fund does not invest in Section 4(2) paper: SSgA Enhanced Small Cap Fund.

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

The following Funds do not invest in warrants: SSgA Enhanced Small Cap Fund and SSgA Tuckerman Active REIT Fund.

American Depository Receipts (ADRs). ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The following Funds do not invest in ADRs: SSgA Enhanced Small Cap Fund and SSgA Tuckerman Active REIT Fund.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

The following Fund does not invest in equity swaps: SSgA Enhanced Small Cap Fund.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

The following Funds do not invest in total rate of return swaps: SSgA Enhanced Small Cap Fund and SSgA Directional Core Equity Fund.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The following Funds do not invest in convertible securities: SSgA Enhanced Small Cap Fund and SSgA Directional Core Equity Fund.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The following Funds do not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market: SSgA Disciplined Equity Fund, SSgA IAM Shares Fund, SSgA Enhanced Small Cap Fund and SSgA Tuckerman Active REIT Fund.

(b) Investment Strategies specific to some, but not all, Funds: A Fund may invest in the following instruments and utilize the following investment techniques:

SSgA Small Cap Fund and SSgA IAM Shares Fund only:

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

SSgA Directional Core Equity Fund only:

Short Sales. The Fund may engage in short sales, including short sales against the box. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to closeout a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Preferred Stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities. The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). The Fund will normally invest in foreign securities only if: (i) such securities are US dollar-denominated; or (ii) if such securities are not US dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Fund’s Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert US dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-US” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs). ADRs are issued by a US depository institution, but they represent a specified quantity of shares of a non-US stock company. ADRs trade on US securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a US corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in US securities markets, while bearer form GDRs and EDRs are generally designed for non-US securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the US dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Foreign Currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than 36 months.

Forward Currency Transactions. The Fund’s participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the US dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When the Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Advisor may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, the Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service.

SSgA Enhanced Small Cap Fund only:

Exchange Traded Funds. An exchange-traded fund, or ETF, is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

■	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units;”

■	Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

■	After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be — and may not call themselves — mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

SSgA Small Cap Fund only:

Debt Securities. A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

SSgA Tuckerman Active REIT Fund only:

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

(c) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA Disciplined Equity Fund and SSgA IAM Shares Fund each measure their performance against the S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public — excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions — multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

SSgA Tuckerman Active REIT Fund measures its performance against the Dow Jones U.S. Select REIT® Index.

The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities.

SSgA Directional Core Equity Fund measures its performance against the Russell 1000® Index. The Russell 1000 Index offers investors access to the extensive large-cap segment of the US equity universe representing approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 includes the largest 1,000 securities in the Russell 3000® Index.

SSgA Small Cap Fund and SSgA Enhanced Small Cap Fund measure their performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Derivatives, Hedging Strategies and Related Investment Techniques

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swaps, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made.

SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA IAM Shares Fund, and SSgA Tuckerman Active REIT Fund only:

The following are fundamental restrictions with respect to the Funds named above (except as specifically noted).

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and, with respect to SSgA Tuckerman Active REIT Fund only, securities of companies directly or indirectly engaged in the real estate industry). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.	A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Not applicable to SSgA Tuckerman Active REIT Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets. The Funds may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

6.	A Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.	A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit a Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

14.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

15.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

SSgA Enhanced Small Cap Fund and SSgA Directional Core Equity Fund only:

The Funds named above are subject to the following fundamental investment restrictions.

1.	A Fund will not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time. SSgA Directional Core Equity Fund will not borrow money, except in connection with purchasing securities on margin and as otherwise permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	A Fund will not issue “senior securities,” except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

3.	A Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

4.	A Fund will not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.	A Fund will not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	A Fund will not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

7.	A Fund will not purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry. SSgA Directional Core Equity Fund will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in a particular industry, 5% or more of its assets would be invested in any one issuer or if the Fund would own more than 10% of the outstanding voting stock of any one issuer.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33 1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company. While SSgA Directional Core Equity Fund will trade on margin, such trading will be fully collateralized in accordance with the 1940 Act and SEC Staff guidance.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor or Sub-Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Portfolio Turnover

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of each of SSgA Small Cap Fund and SSgA Directional Core Equity Fund may also be affected by participation in initial public offerings (IPOs). These Funds are authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	83%	118%	70%
SSgA Small Cap Fund	240%	235%	159%
SSgA Tuckerman Active REIT Fund	36%	55%	35%
SSgA IAM SHARES Fund	2%	5%	2%
SSgA Enhanced Small Cap Fund	77%	101%	93%
SSgA Directional Core Equity Fund	197%	185%	114%

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until		Complex
Name, Address	successor is elected	Principal Occupation(s) During Past 5 Years; and Other Relevant	Overseen by	Other Directorships Held
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	by Trustee During Past 5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until		Complex
Name, Address	successor is elected	Principal Occupation(s) During Past 5 Years; and Other Relevant	Overseen by	Other Directorships Held
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	by Trustee During Past 5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until		Complex
Name, Address	successor is elected	Principal Occupation(s) During Past 5 Years; and Other Relevant	Overseen by	Other Directorships Held
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until		Complex
Name, Address	successor is elected	Principal Occupation(s) During Past 5 Years; and Other Relevant	Overseen by	Other Directorships Held
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	by Trustee During Past 5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee);

and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Diane B. Glossman	None	$0	$0

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Disciplined Equity Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 16.85%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 46.23%

SSgA Small Cap Fund

•	ING, Patterson & Co, FBO Union Privilege 401k Plan, 1525 West Wt Harris Blvd, Charlotte NC 28262-8522 — 5.12%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 6.11%
•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 16.06%
•	SEI Private Trust Company, C/O Evercore, One Freedom Valley Drive, Oaks, PA 19456-9989 — 34.09%

SSgA Small Cap Fund Class R Shares

•	Nationwide Trust Company FSB, C/O IPO Portfolio Accounting, P.O. Box 182029, Columbus OH 43218-2029 — 8.25%
•	Hartford Life Insurance Company, Separate Account, Attn UIT Operations, P.O. Box 2999, Hartford CT 06104-2999 — 85.18%

SSgA Tuckerman Active REIT Fund

•	ING, Montgomery County Deferred Comp Plan, 1 Heritage Drive, Quincy, MA 02171-2105 — 6.40%
•	SEI Private Trust Company, C/O Evercore, One Freedom Valley Drive, Oaks, PA 19456-9989 — 12.06%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 17.88%
•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 41.72%

SSgA IAM Shares Fund

•	SEI Private Trust Co., C/O Suntrust, One Freedom Valley Drive, Oaks PA, 19456-9989 — 6.41%
•	Dolphin & Co — As Trustee for IAM National Pension U/A Dtd 5/1983, 200 Newport Ave — Mailstop JQ7N, Quincy, MA 02171-2102 — 92.30%

SSgA Enhanced Small Cap Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 93.17%

SSgA Directional Core Equity Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 10.73%
•	Citigroup Global Markets Inc., 333 West 34th Street — 3rd Floor, New York, NY 10001-2402 — 22.68%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	$189,223	$249,335	$508,384
SSgA Small Cap Fund	$83,296	$106,614	$500,141
SSgA Tuckerman Active REIT Fund	$424,634	$493,582	$845,764
SSgA IAM SHARES Fund	$338,110	$315,151	$541,050
SSgA Enhanced Small Cap Fund	$127,944	$125,317	$196,713
SSgA Directional Core Equity Fund	$58,175	$78,237	$268,036

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2011 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

	Contractual Fee
	Waiver/Reimbursement
	(% of average daily net
	assets on an annual
Fund	basis)	2010	2009	2008

SSgA Disciplined Equity Fund	Reimbursement of all expenses in excess of .65%	$53,577	$0	$0
SSgA Small Cap Fund	Reimbursement of all expenses in excess of 1.25% for the Institutional Class and 1.60%, for Class R	$202,259	$126,178	$0
SSgA Tuckerman Active REIT Fund	Reimbursement of all expenses in excess of 1.00%	$201,218	$219,922	$122,974
SSgA IAM SHARES Fund	Reimbursement of all expenses in excess of .65%	$0	$0	$0
SSgA Enhanced Small Cap Fund	Reimbursement of all expenses in excess of .75%	$236,626	$203,351	$146,826
SSgA Directional Core Equity Fund	Reimbursement of all expenses in excess of 1.60% (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short)	$166,724	$159,088	$188,687

The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, NY 10573, serves as the investment sub-Advisor (the “Sub-Advisor” or “Tuckerman”) for SSgA Tuckerman Active REIT Fund pursuant to an Investment Sub-Advisory Agreement between the Advisor and Tuckerman, dated September 1, 2001. Tuckerman is an advisory affiliate of State Street.

The Tuckerman Active REIT Fund accrued the following expenses to the Sub-Advisor during the last three fiscal years ended August 31 (the amount shown is one-half of the net advisory fee accrued for the period):

2010	2009	2008

$ 111,708	$ 136,830	$ 361,395

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	$113	$0	$0
SSgA Small Cap Fund	$52	$0	$0
SSgA Tuckerman Active REIT Fund	$113	$0	$0
SSgA IAM Shares Fund	$1,577	$0	$0
SSgA Directional Core Equity Fund	$130	$0	$0
SSgA Enhanced Small Cap Fund	$218	$0	$0

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;
•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);
•	Managing a separate account alongside a commingled fund;
•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and
•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2010
	Number of		Number of	Assets		Assets
	Registered	Assets Under	Pooled	Under		Under
Portfolio	Investment	Management	Investment	Management	Other Types	Management	Asset Total
Managers	Companies	(in billions)	Vehicles	(in billions)	of Accounts	(in billions)	(in billions)
SSgA Small Cap Fund and SSgA Directional Core Equity Fund

Anna Lester	2	$0.17	7*	$0.62*	16**	$1.18**	$1.97
Marc Reinganum	2	$0.17	7*	$0.62*	16**	$1.18**	$1.97
J. Lee Montag	2	$0.17	7*	$0.62*	16**	$1.18**	$1.97

* Includes 2 accounts with performance based fees and assets of $0.29 billion
** Includes 1 account with performance based fees and assets of $0.06 billion

SSgA Enhanced Small Cap Fund and SSgA Disciplined Equity Fund

John O’Connell	0	0	23*	$4.03*	23**	$7.89**	$11.92
Scott Conlon, CFA	0	0	23*	$4.03*	23**	$7.89**	$11.92

* Includes 11 accounts with performance based fees and assets of $2.06 billion
** Includes 9 accounts with performance based fees and assets of $2.73 billion

SSgA IAM Shares Fund

Karl Schneider,	101	$57.12	193	$223.15	284	$189.30	$469.57
John A. Tucker

SSgA Tuckerman Active REIT Fund

Amos J. Rogers III,	7	$2.66	10	$1.05	10	$0.85	$4.56
Sophia Banar

Ownership of Securities. As of August 31, 2010, except as noted below, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Ownership of Securities as of August 31, 2010
Dollar Range Of Equity Securities In the Funds
Portfolio Manager	Managed by the Portfolio Manager

Amos J. Rogers	SSgA Tuckerman Active REIT Fund	$1-$10,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2010	2009	2008

Disciplined Equity	$53,852	$61,546	$94,274
Small Cap	$32,798	$33,605	$51,092
Tuckerman Active REIT	$50,583	$54,011	$71,143
IAM SHARES	$72,627	$69,868	$98,387
Enhanced Small Cap	$38,961	$38,805	$43,813
Directional Core Equity	$31,466	$31,981	$36,780

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	$168,743	$68,005	$91,612
SSgA Small Cap Fund	$14,281	$22,903	$47,127
SSgA Small Cap Fund — Class R	$675	$2,283	$536
SSgA Tuckerman Active REIT Fund	$132,643	$126,905	$175,003
SSgA IAM SHARES Fund	$48,935	$52,690	$94,712
SSgA Enhanced Small Cap Fund	$61,649	$9,419	$15,285
SSgA Directional Core Equity Fund	$3,067	$9,193	$12,815

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA Disciplined Equity Fund	$3,170	$2,073	$146,094	$7,599	$9,807
SSgA Small Cap Fund	$383	$248	$10,971	$812	$1,867
SSgA Small Cap Fund — Class R	$0	$0	$675	$0	$0
SSgA Tuckerman Active REIT Fund	$2,334	$1,513	$102,081	$15,365	$11,350
SSgA IAM SHARES Fund	$4,758	$3,057	$24,852	$10,019	$6,249
SSgA Enhanced Small Cap Fund	$1,014	$654	$54,584	$2,140	$3,257
SSgA Directional Core Equity Fund	$171	$112	$1,578	$365	$841

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The following table shows the amount of the waiver for the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Small Cap Fund — Class R	$2,657	$4,063	$2,892

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The Tuckerman Group has adopted the Code of Ethics of the Advisor.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2010, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	$18,922	$25,506	$50,839
SSgA Small Cap Fund	$2,629	$3,604	$16,131
SSgA Small Cap Fund — Class R	$296	$292	$521
SSgA Tuckerman Active REIT Fund	$16,332	$19,797	$32,529
SSgA IAM SHARES Fund	$33,811	$32.882	$54,105
SSgA Enhanced Small Cap Fund	$7,108	$7,076	$10,928
SSgA Directional Core Equity Fund	$1,164	$1,605	$5,361

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Disciplined Equity Fund	$82,623	$167,881	$145,509
SSgA Small Cap Fund	$60,522	$112,408	$187,066
SSgA Tuckerman Active REIT Fund	$41,548	$67,037	$43,161
SSgA IAM SHARES Fund	$4,427	$10,684	$2,124
SSgA Enhanced Small Cap Fund	$49,200	$77,824	$57,951
SSgA Directional Core Equity Fund	$19,971	$32,946	$69,767

Top 10 Brokers. During the fiscal year ended August 31, 2010 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2010:

	Principal	Commissions
SSgA Disciplined Equity Fund	($000)	($000)

Deutsche Bank Securities, Inc.	$76,668	$4
Morgan Stanley	$23,556	$12
Credit Suisse First Boston Corp.	$19,089	$10
Goldman, Sachs & Co.	$18,343	$8
Citigroup Global Markets, Inc.	$12,992	$5
Instinet Corp.	$12,232	$5
Weeden & Company	$11,203	$7
Barclays Investments, Inc.	$10,368	$6
JPMorgan Securities, Inc.	$10,299	$4
Investment Technology Group, Inc.	$8,977	$4

	Principal	Commissions
SSgA Small Cap Fund	($000)	($000)

Investment Technology Group, Inc.	$8,624	$8
Credit Suisse First Boston Corp.	$5,493	$6
Weeden & Company	$5,404	$6
Instinet Corp.	$5,365	$5
Citigroup Global Markets, Inc.	$4,697	$5
Barclays Investments, Inc.	$4,328	$4
UBS Securities LLC	$4,262	$7
Sanford C. Bernstein & Company	$2,722	$2
Morgan Stanley	$2,690	$2
Merrill, Lynch, Pierce, Fenner & Smith, Inc.	$2,491	$3

	Principal	Commissions
SSgA Tuckerman Active REIT Fund	($000)	($000)

Morgan Stanley	$22,080	$10
Investment Technology Group, Inc.	$18,100	$8
Credit Suisse First Boston Group	$9,084	$7
Citigroup Global Markets, Inc.	$8,192	$3
Keefe Bruyette & Woods, Inc.	$4,487	$4
Barclays Investments, Inc.	$3,969	$2
UBS Securities LLC	$3,917	$3
Instinet Corp.	$2,840	$1
Weeden & Company	$1,649	$1
Goldman, Sachs & Co.	$1,228	$—

	Principal	Commissions
SSgA IAM Shares Fund	($000)	($000)

Investment Technology Group, Inc.	$3,865	$2
JPMorgan Securities, Inc.	$1,892	$—
Goldman, Sachs & Co.	$1,524	$—
Citigroup Global Markets, Inc.	$317	$1
Barclays Investments, Inc.	$283	$—
Weeden & Company	$269	$—
UBS Securities	$142	$1
Deutsche Bank Securities, Inc.	$108	$—

	Principal	Commissions
SSgA Enhanced Small Cap Fund	($000)	($000)

Investment Technology Group, Inc.	$14,947	$18
Morgan Stanley	$9,365	$6
Barclays Investments, Inc.	$7,188	$8
Goldman, Sachs & Co.	$4,351	$4
Sanford C. Bernstein & Company	$4,266	$5
Citigroup Global Markets, Inc.	$2,026	$2
Weeden & Company	$1,088	$2
Instinet Corp.	$1,058	$1
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$740	$1
JPMorgan Securities, Inc.	$344	$—

	Principal	Commissions
SSgA Directional Core Equity Fund	($000)	($000)

Citigroup Global Markets, Inc.	$6,215	$4
Morgan Stanley	$4,613	$2
Credit Suisse First Boston Corp.	$4,395	$3
Instinet Corp.	$3,958	$2
Mischler Financial	$1,984	$3
Investment Technology Group, Inc.	$1,740	$1
Barclays Investments, Inc.	$1,485	$1
Williams Capital Group	$1,239	$2
Weeden & Company	$1,097	$1
Goldman, Sachs & Co.	$861	$1

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return. Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders. Because the SSgA Tuckerman Active REIT Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA Disciplined Equity Fund	$18,406,161	8/31/2011
SSgA Disciplined Equity Fund	$19,079,919	8/31/2012
SSgA Disciplined Equity Fund	$13,892,182	8/31/2017
SSgA Disciplined Equity Fund	$13,459,097	8/31/2018
SSgA Small Cap Fund	$950,872	8/31/2016
SSgA Small Cap Fund	$17,330,773	8/31/2017
SSgA Small Cap Fund	$6,490,842	8/31/2018
SSgA Tuckerman Active REIT Fund	$7,937,270	8/31/2017
SSgA Tuckerman Active REIT Fund	$27,052,946	8/31/2018
SSgA IAM SHARES Fund	$8,639,127	8/31/2011
SSgA IAM SHARES Fund	$1,396,175	8/31/2012
SSgA IAM SHARES Fund	$859,207	8/31/2013
SSgA IAM SHARES Fund	$2,796,414	8/31/2016
SSgA IAM SHARES Fund	$1,248,239	8/31/2017
SSgA IAM SHARES Fund	$17,638,415	8/31/2018
SSgA Enhanced Small Cap Fund	$639,874	8/31/2016
SSgA Enhanced Small Cap Fund	$5,570,057	8/31/2017
SSgA Enhanced Small Cap Fund	$7,577,085	8/31/2018
SSgA Directional Core Equity Fund	$217,099	8/31/2015
SSgA Directional Core Equity Fund	$426,008	8/31/2016
SSgA Directional Core Equity Fund	$2,601,456	8/31/2017
SSgA Directional Core Equity Fund	$670,141	8/31/2018

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the SEC. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)n = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)n = ATVD

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns

	One Year Ended	Five Years Ended	Ten Years Ended
Fund	August 31, 2010	August 31, 2010	August 31, 2010

SSgA Disciplined Equity Fund	2.26%	(2.52)%	(2.96)%
SSgA Small Cap Fund	3.20%	(8.34)%	(1.08)%
SSgA Small Cap Fund — Class R(1)	3.15%	(8.44)%	(1.18)%
SSgA Tuckerman Active REIT Fund	30.77%	(0.79)%	9.02%
SSgA IAM SHARES Fund	4.01%	(0.94)%	(2.03)%

Average Annual Total Returns

	One Year Ended	Five Years Ended	Inception to
Fund	August 31, 2010	August 31, 2010	August 31, 2010

SSgA Enhanced Small Cap Fund(2)	8.01%	(3.32)%	(1.59)%
SSgA Directional Core Fund Equity(3)	(2.62)%	(2.36)%	(1.09)%

(1)	Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

(2)	The Fund commenced operations on March 22, 2005.

(3)	The Fund commenced operations on May 11, 2005.

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund.

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Proxies for the SSgA IAM Shares Fund’s underlying securities are voted in accordance with AFL/CIO guidelines, and these policies are attached at the end of this SAI.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of

Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

■	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

■	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

■	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

■	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

■	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

■	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

■	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

■	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

■	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

■	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

■	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

■	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

■	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

■	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

■	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

■	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, RMG, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process — especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

2010 Taft-Hartley U.S. Proxy Voting Guidelines

January 2010

Copyright © 2010 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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TAFT-HARTLEY ADVISORY SERVICES
PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of RiskMetrics’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. RiskMetrics is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

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DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholder’s interests.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

•	Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•	Performance of the board and key board committees (flagrant actions by management or the board, excessive risk-taking, problematic governance provisions, egregious compensation practices, poor accounting practices, imprudent use of corporate assets, etc.);

•	Failure of the board to properly respond to high withhold/against votes or majority votes on shareholder proposals;

•	Poor long-term corporate performance record relative to peers, S&P 500 or Russell 3000 Indices;

•	Diversity of board.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST1 votes can be triggered by one or more of the following factors:

•	Lack of a board that is at least two-thirds (67 percent) independent - i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

•	Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

•	Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash and equity awards);

•	Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

•	If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers;

•	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;

•	The presence of problematic governance issues including interlocking directorships, multiple related-party transactions or other issues putting director independence at risk;

•	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company, failure to replace management as appropriate, egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD votes from the members of the Audit Committee when:

•	Consulting (i.e. non-audit) fees paid to the auditor are excessive;

•	Auditor ratification is not included on the proxy ballot;

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•	The company receives an adverse opinion on the company’s financial statements from its auditor;

•	There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Vote AGAINST or WITHHOLD votes from the members of the Compensation Committee when:

•	There is a negative correlation or disconnect between the CEO’s pay and company performance;

•	The company implements a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in its equity plans;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see Options Backdating policy);

•	There is evidence that management/board members are using company stock in hedging activities

•	The company has problematic compensation practices such as the provision of excise tax gross-ups, single and modified single trigger provisions, liberal change in control definitions, excessive executive perks and tax gross-ups on executive perks, excessive executive pay or disproportionately high compensation payouts tied to short-term financial results, etc. (see Probematic Pay Practices policy). Problematic pay practices may warrant voting against or withholding votes from the entire board.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board.

Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

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•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

•	Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

•	Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

•	Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO

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and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

•	Generally vote AGAINST or WITHHOLD votes from any non-independent director who serves as board chairman;

•	Generally vote AGAINST or WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005. Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

•	Generally vote AGAINST or WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

○	CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board). NOTE: Taft-Hartley Advisory Services will vote against or withhold from overboarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and

○	Non-CEO directors who serve on more than five public company boards.

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Performance/Governance Evaluation for Directors

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of our framework for assessing director performance, we will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, we may also consider the company’s five-year total shareholder return and five-year operational metrics in our evaluation.

* Problematic provisions include but are not limited to:

○	a classified board structure;

○	a supermajority vote requirement;

○	majority voting with no carve out for contested elections;

○	the inability for shareholders to call special meetings;

○	the inability for shareholders to act by written consent;

○	a dual-class structure; and/or

○	a non-shareholder approved poison pill.

Vote AGAINST/WITHHOLD votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

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Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

•	Support endorsement of a policy of board inclusiveness;

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by

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shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

•	Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

•	Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

•	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

•	Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

•	Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholer proposals on director term limits, consider whether the company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, inluding whether the board chair is independent.

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish

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among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

•	Generally vote AGAINST proposals to eliminate cumulative voting;

•	Generally vote FOR proposals to restore or provide for cumulative voting unless:

○	The company has proxy access or a similar structure[2] to allow shareholders to nominate directors to the company’s ballot; and

○	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

•	Vote FOR proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

Failure to Act on Shareholder Proposals Receiving Majority Support

•	Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

2 A similar structure would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot in addition to management’s nominees, and their bios are included in management’s proxy.

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Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Companies that unilaterally adopt a long-term pill should be subject to a more frequent review - at least once every three years, beginning the first year following the adoption and extending until the pill has expired or been redeemed. However, we believe special consideration must be given to the combination of a poison pill and a classified board; together they create a powerful anti-takeover and entrenchment device. Instead of only reviewing such companies every 3 years, an annual review is more appropriate. Under a 3-year review, the same class of directors would be receiving against or withhold recommendations, while the other 2 classes of directors would be shielded. An annual review would hold responsible all directors of classified boards for not putting the pill to a shareholder vote.

•	Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) at a company that has a dead-hand or modified dead-hand poison pill in place. Vote AGAINST/WITHHOLD every year until this feature is removed;

•	Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board has adopted a poison pill with a term of more than 12 months (“long-term pill”) or renewed any existing pill, including any “short-term” pill (12 months or less) without shareholder approval, and there is no requirement or commitment to put the pill to a binding shareholder vote. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill;

•	Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board makes a material, adverse change to an existing poison pill without shareholder approval;

•	Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

○	The date of the pill’s adoption relative to the date of the next meeting of shareholders - i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

○	The issuer’s rationale;

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○	The issuer’s governance structure and practices; and

○	The issuer’s track record of accountability to shareholders.

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

•	Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution. Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic governance and compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

•	Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

•	Taft-Hartley Advisory Services may vote against/withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This is clearly contradicts the expressed will of shareholders.

•	In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

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Establish An Office of the Board

•	Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

•	Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

•	Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

•	Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

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COMPENSATION

The housing market collapse and resulting credit crisis have resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and continuing lack of confidence among financial market participants. Many Taft-Hartley trustees are questioning the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation’s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The Capital Purchase Program implemented under the Emergency Economic Stablization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms have agreed to these requirements.

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy.

Examples of best pay practices include:

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use maximum severance multiple of 3X pay; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

Change-in-control payments: Change-in-control payments should be “double-triggered” - i.e, payouts should only made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into

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the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company’s stock price.

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding

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compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

•	Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

•	Burn Rate: Vote AGAINST plans where the company’s three year burn rate exceeds of 2 percent of common shares oustanding or the mean plus one standard deviation of its industry group;

•	Liberal Definition of Change-in-Control: Vote AGAINST equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language;

•	Problematic Pay Practices: Vote AGAINST equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).

Secondary Considerations:

•	Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

•	Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

•	Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

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•	Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options;

•	Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:     Shares reserved for this amendment or plan;

B:     Shares available under this plan and/or continuing plans prior to proposed amendment;

C:     Shares granted but unexercised under this plan and/or continuing plans;

D:     All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows:	A + B + C A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Taft-Hartley Advisory Services benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose average three-year burn rates exceed the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

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Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- three- and five-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation practices. If the equity component is the source of the imbalance, Taft-Hartley Advisory Services will consider opposing the equity plan in which the CEO participates.

•	Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

•	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing: was the stock price decline beyond management’s control?

•	Option vesting: does the new option vest immediately or is there a black-out period?

•	Term of the option: the term should remain the same as that of the replaced option;

•	Exercise price: should be set at fair market or a premium to market;

•	Participants: the plan should be broad-based and executive officers and directors should be excluded;

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•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

If the surrendered options are added back to the equity plans for re-issuance, then we will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, we will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. We do not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Repricing after a recent decline in stock price triggers additional scrutiny and may warrant a vote AGAINST the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Problematic Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts can lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of disclosure that would necessitate a higher level of scrutiny, Taft-Hartley Advisory Services may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in the Compensation Discussion and Analysis (CD&A) report.

•	Taft-Hartley Advisory Services will consider voting AGAINST or WITHHOLDING votes from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD vote from the entire board if the whole board was involved in and contributed to egregious compensation. Problematic compensation practices include, but are not limited to, the following:

Non-Performance based Compensation Elements

○	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

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○	Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion of performance-based equity awards in the pension calculation);

○	Excessive perks for current, former and/or retired executives (e.g. personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, extraordinary relocation benefits, and/or other inappropriate arrangements);

○	Income tax reimbursements (gross-ups) for any executive perquisites or other payments;

○	Excessive severance and/or change-in-control provisions (e.g. payments upon an executive’s termination in connection with performance failure, provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers --under which an executive may voluntarily depart for any reason and still receive change-in-control severance payments--);

○	Change-in-control payouts without loss of job or substantial diminution of job duties (“single-triggers”);

○	Liberal change-in-control definitions in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

○	Payment of dividends or dividend equivalents on unvested/unearned performance awards;

○	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements;

○	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options);

○	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

○	New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions).

Incentives that may Motivate Excessive Risk-Taking

○	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

○	Mega annual equity grants that provide unlimited upside with no downside risk;

○	A single performance metric used for short- and long-term plans;

○	High pay opportunities relative to industry peers;

○	Disproportionate supplemental pensions.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

Other Problematic Practices

○	Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

○	Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

○	Options backdating (covered in a separate policy);

○	Failure to respond to majority-supported shareholder proposals on executive pay topics;

○	Failure to respond to concerns raised in connection with significant opposition to Management Say on Pay proposals.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for problematic pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

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Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards - such as premium-priced or indexed - which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

•	Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not reoccur in the future.

In considering votes against or withhold votes from the compensation committee members who oversaw the questionable option grant practices or from current compensation committee members who fail to respond to the issue proactively, Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

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Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

•	Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

•	Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

•	Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

•	Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation, considering the following factors:

○	Evaluation of performance metrics in short-term and long-term plans, considering i) the measures, goals, and target awards reported by the company for executives’ short - and long-term incentive awards; ii) whether the metrics are disclosed; iii) whether the company explains their alignment with company’ business strategy; and iv) whether the goals appear to be sufficiently challenging in relation to resulting payouts.

○	Evaluation of peer group benchmarking used to set target pay or award opportunities, including i) the rationale stated by the company for constituents in its pay benchmarking peer group; and ii) as the benchmark targets it uses to set or validate executives’ pay.

○	Balance of performance-based versus non-performance-based pay, considering i) the ratio of performance-based versus non-performance-based CEO pay elements; ii) presence of concerns about other compensation factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

○	Presence of problematic pay practices (see Problematic Compensation Practices above).

○	Poor compensation disclosure practices.

•	Vote AGAINST management say on pay proposals where there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, the board exhibits poor communication and responsiveness to shareholders or if the board has

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failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

•	Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

•	Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

•	Generally vote AGAINST all proposals to ratify golden parachutes;

•	Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement/Death Benefits

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Generally vote FOR shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Employee Stock Purchase Plans (ESPPs) - Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

•	Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

•	Vote FOR amendments that place a cap on annual grants or amend administrative features;

•	Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•	Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are inappropriate.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

•	Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;

•	Vote AGAINST plans that are deemed to be excessive because they are not justified by performance measures;

•	Vote AGAINST plans if the compensation committee does not fully consist of independent outsiders, as defined by Taft-Hartley Advisory Services’ definition of director independence.

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AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditors objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the revised reporting requirements, a company will also be required to describe - in qualitative terms - the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

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Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties.

Taft-Hartley Advisory Services firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

•	Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to

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shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

•	Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

•	Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

•	Vote AGAINST or WITHHOLD votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

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•	Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

Adverse Opinions

An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

•	Vote AGAINST or WITHHOLD votes from Audit Committee members if the company receives an Adverse Opinion on the company’s financial statements from its auditors.

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TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price for out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services consider the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, we examine the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

•	Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net operating losses (NOL) pills, which are used to preserve a tax benefit (as opposed to traditional poison pills which are used as a takeover defense), typically have low triggers that some shareholders have difficulty supporting. This lack of support may have the effect of discouraging issuers from seeking shareholder approval for such pills. In assessing NOL pills, we take into account the unique purpose and features of NOL pills to enable shareholders make informed decisions when presented with proposals to adopt such pills, and to encourage issuers to submit such pills to a shareholder vote.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

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•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote AGAINST proposals that provide that directors may be removed only for cause;

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote FOR proposals that seek to fix the size of the board within an acceptable range;

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

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SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•	Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

•	Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate

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class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•	Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote CASE-BY-CASE, taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

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•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

•	Generally support shareholder proposals to reimburse for proxy solicitation expenses;

•	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

•	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

•	Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

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MERGERS & ACQUISITIONS/CORPORATE RESTRUCTURINGS

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

○	Impact of the merger on shareholder value;

○	Perspective of ownership (target vs. acquirer) in the deal;

○	Form and mix of payment (i.e. stock, cash, debt, etc.);

○	Fundamental value drivers behind the deal;

○	Anticipated financial and operating benefits realizable through combined synergies;

○	Offer price (cost vs. premium);

○	Change-in-control payments to executive officers;

○	Financial viability of the combined companies as a single entity;

○	Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

○	Fairness opinion (or lack thereof);

○	Changes in corporate governance and their impact on shareholder rights;

○	What are the potential legal or environmental liability risks associated with the target firm?;

○	Impact on community stakeholders and employees in both workforces;

○	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is,

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by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

•	Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Spin-offs

•	Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

•	Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

•	Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

•	Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•	Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market

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research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

•	Vote FOR changing the corporate name in all instances if proposed and supported by management and the board.

Plans of Reorganization (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

•	Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

○	Estimated value and financial prospects of the reorganized company;

○	Percentage ownership of current shareholders in the reorganized company;

○	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.

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CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

•	Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:

○	Past Board Performance: i) the company’s use of authorized shares during the last three years; ii) one- and three-year total shareholder return; and iii) the board’s governance structure and practices including existing takeover defenses and presence of egregious equity compensation practices;

○	The Current Request: i) specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights;

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the

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split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takover defense);

•	Vote FOR requests to require shareholder approval for blank check authorizations;

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable;

•	Vote AGAINST proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights (“blank check” preferred stock);

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

•	Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

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•	Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

•	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?

•	Financial Issues—company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital

•	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy

•	Conflict of interest—arm’s length transactions and managerial incentives

•	Management’s efforts to pursue other alternatives

Vote on a CASE-BY-CASE basis proposals regarding debt restructurings.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, quantifiable tax benefits associated with foreign incorporation;

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•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies;

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

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CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Social, Environmental and Sustainability Issues

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We typically support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a CASE-BY-CASE basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a CASE-BY-CASE basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

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I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and IUCN categorized areas expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor when addressing increased risk and oversight. Restrictions to the company’s operations, damaging public opinion, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

•	Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with this resolution have been subject to recent litigation and/or significant fines stemming from its land use practices or recent community boycotts.

•	Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

International Financial Related

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

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Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

•	Generally support proposals affirming political non-partisanship within the company.

Political Contributions Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

•	Support reporting of political and political action committee (PAC) contributions;

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•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

•	Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

•	Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies - especially within the extractive sector - have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

•	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

•	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

•	Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

•	Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•	Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

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II. CLIMATE CHANGE ~ GLOBAL WARMING

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Kyoto Compliance

The Kyoto Protocol was officially ratified in November 2004 and requires the reduction of greenhouse gas emissions by signatory countries in an effort to lower the global emissions of six key greenhouse gasses and address concerns over climate change. While some Kyoto signatory markets have not yet released the details of their respective regulations for companies, it is clear that there will be some significant financial impact on corporate issuers, especially those that operate in industries profoundly impacted by greenhouse gas emission constraints or regulation. In order to comply with the anticipated standards, companies will have to consider options such as: capital improvement to their facilities to reduce emissions, the cost of “trading” carbon credits on an open market to offset emission overages, or the expense of fines or restrictions resulting from noncompliance.

•	Taft-Hartley Advisory Services generally supports resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company’s core businesses.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders - at reasonable cost and omitting proprietary information - on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially

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liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

•	Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

•	Generally vote FOR shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location (i.e. drilling in ANWR) or operation (i.e. nuclear facility), often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. Many best practice companies release annual sustainability reports in conjunction to regular annual statement of operations.

•	Generally support shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Endorsement of CERES Principles

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction

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and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being. Roughly thirty public companies have voluntarily adopted these principles.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

•	Vote FOR requests asking a company to formally adopt the CERES Principles;

•	Vote FOR adoption of reports to shareholders on environmental issues.

III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

•	Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

•	Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company’s philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

•	Generally support proposals that incorporate high-performance workplace standards.

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Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Fair Lending Reporting and Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high prepayment fees.

•	Support proposals calling for full compliance with fair-lending laws;

•	Support reporting on overall lending policies and data.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the

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principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

We generally support proposals that:

○	Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

○	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

○	Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

○	Create incentives to encourage suppliers to raise standards rather than terminate contracts;

○	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

○	Request public disclosure of contract supplier reviews on a regular basis;

○	Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct and Labor Code of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each

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of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

•	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

•	Support the implementation and reporting on ILO codes of conduct;

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

IV. CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•	Vote FOR shareholder proposals to label products that contain genetically engineered products;

•	Generally vote AGAINST proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

•	Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

•	Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Toxic Emissions

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

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•	Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

•	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals;

•	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

•	Consider shareholder proposals requesting companies to substitute or replace existing products on a CASE-BY-CASE basis, with consideration for applicable regulations and standards in the markets in which the company participates.

Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

•	Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

•	Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

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Pharmaceutical Product Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has requested increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

•	Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

•	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. In addition, the uninsured and underinsured pay substantially more for drugs than manufacturers favored customers such as HMOs and Federal agencies.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

•	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

○	Whether the proposal focuses on a specific drug and region;

○	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

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○	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;

○	Whether the company already limits price increases of its products;

○	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries;

○	The extent to which peer companies implement price restraints.

•	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

•	Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

•	Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

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2010 Taft-Hartley International Proxy Voting Guidelines

January 2010

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TAFT-HARTLEY ADVISORY SERVICES
PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of RiskMetrics’ Taft-Hartley Advisory Services. Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise across international markets. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

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FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

•	The company failed to disclose the financial reports in a timely manner.

Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company’s annual performance. The director report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company’s finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor’s opinion, the company’s financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company’s financial statements, Taft-Hartley Advisory Services looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company’s own performance relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, Taft-Hartley Advisory Services generally approves of this item.

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APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Ratifying Auditors

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The breakdown of audit or non-audit fees is not disclosed or provided in a timely manner (in markets where such information is routinely available);

•	The auditors are being changed without explanation; or

•	Fees for non-audit/consulting services exceed a quarter of total fees paid to the auditor.*

Vote AGAINST auditor remuneration proposals if a company’s non-audit fees are excessive and auditor remuneration is presented as a separate voting item.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergencies, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

*In the UK, the level of non-audit fees is calculated as non-audit fees over audit fees, which results in higher level of non-audit fees. As such, Taft-Hartley Advisory Services uses a 50% non-audit fee benchmark in this market to determine if non-audit fees are excessive. If non-audit fees exceed 100% of audit fees, then Taft-Hartley Advisory Services will vote oppose both the auditor and election of audit committee members.

Taft-Hartley Advisory Services will apply its U.S. policy at U.S. firms incorporated in offshore tax and governance havens that do not qualify for disclosure exemptions, and vote against the reelection of auditors where auditor tenure exceeds seven years.

Discussion

Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually viewed as a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Taft-Hartley Advisory Services will vote against the election of a new auditor. If an explanation is otherwise unavailable, Taft-Hartley Advisory Services will vote against this item.

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Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company’s articles. The censors’ role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors contributing non-audit services to companies is problematic, as illuminated by the accounting scandals around the world. When an auditor is paid more in consulting fees than for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. When fees from non-audit services become significant without any clear safeguards against conflicts of interest, Taft-Hartley Advisory Services will oppose the auditor’s reappointment.

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APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. Taft-Hartley Advisory Services supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor’s qualifications.

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ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Taft-Hartley Advisory Services focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company’s balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Taft-Hartley Advisory Services supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Taft-Hartley Advisory Services will oppose the proposal. Taft-Hartley Advisory Services will also vote against the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

Although dividend payouts are still the predominant form of distribution of capital to shareholders, share buybacks have become more popular in some markets, such as Denmark. In these cases, companies have introduced policies to return capital to shareholders by way of share repurchases instead of through the payment of dividends. Taft-Hartley Advisory Services votes on proposals to omit the payment of a dividend in favor of a share buyback on a case-by-case basis by looking at factors such as whether repurchased shares will be cancelled or may be reissued, tax consequences for shareholders, liquidity of the shares, share price movements and the solvency ratio of the company.

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STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Discussion

Stock dividend alternatives, also referred to in some markets as “scrip” dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. While Taft-Hartley Advisory Services is generally supportive of such plans, Taft-Hartley Advisory Services opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company’s health and to long-term shareholder value.

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AMENDMENTS TO ARTICLES OF ASSOCIATION

Votes on amendments to the articles of association are considered on a CASE-BY-CASE basis.

Discussion

Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Taft-Hartley Advisory Services carefully scrutinizes any changes to a company’s articles.

From a company’s perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Taft-Hartley Advisory Services classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Taft-Hartley Advisory Services is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Taft-Hartley Advisory Services bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Taft-Hartley Advisory Services supports even a bundled resolution that includes negative changes.

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CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting (AGM).

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. Taft-Hartley Advisory Services opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Taft-Hartley Advisory Services opposes the change in year-end in these cases.

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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Discussion

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Taft-Hartley Advisory Services will support such initiatives as they encourage greater disclosure by the company’s largest shareholders. However, Taft-Hartley Advisory Services will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an antitakeover device.

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TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries this item is a non-voting formality (not requiring a shareholder vote), but companies in certain countries do include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Taft-Hartley Advisory Services cannot approve this request when asked for a vote. While Taft-Hartley Advisory Services recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

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DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns about the past performance of the company or the board, including;

○	Questionable finances or restatements

○	Questionable transactions with conflicts of interest

•	The board fails to meet minimum corporate governance standards;

•	There is a lack of independence on the board and/or its key committees;

•	There are any records of abuses against minority shareholder interests;

•	The board takes actions that are not in shareholders’ best interests (excessive executive compensation, adopting antitakeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a “lack of duty or care”); or

•	The board has been insensitive to labor interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Generally vote FOR employee and/or labor representatives.

Votes AGAINST/WITHHOLD votes on individual nominees, key committee members or the entire board can be triggered by one or more of the following concerns:

•	Lack of a majority independent board;
•	Attendance of director nominees at board meetings of less than 75 percent without valid reason or explanation;
•	Lack of full independence on key board committees (i.e. audit, compensation, and nominating committees);
•	Failure to establish any key board committees (i.e. audit, compensation, or nominating) including where the board serves in the capacity of a key committee, and where there is insufficient information to determine whether key committees exist, who the committee members are, or whether the committee members are independent;
•	Presence of a non-independent board chairman;
•	Directors serving on an excessive number of other boards which could compromise their primary duties. In markets where the number of board appointments is routinely available, an excessive number of boards is defined as;

○	For non-executive directors, more than five total non-executive directorships.
○	For executive directors, i) more than three total non-executive directorships; or ii) other executive or board chair positions.
○	For board chairs, i) more than four total non-executive directorships; or ii) more than two board chair positions; or iii) other executive positions.

•	The names of nominees are unavailable or not provided in a timely manner (in markets where this information is routinely available);
•	Director terms are not disclosed exceed market norms;
•	Egregious actions including;

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○	Material failures of governance, stewardship, or fiduciary responsibilities at the company
○	Failure to replace management as appropriate
○	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For bundled director elections, vote AGAINST the entire slate if any of the concerns above apply to a particular nominee.

Discussion

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and nonexecutive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structures, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company’s daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board.

Depending on the country, shareholders will be asked to either elect directors or supervisory board members at annual meetings. Taft-Hartley Advisory Services considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies’ operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In these cases, we apply standards of board and key board committee independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In low-disclosure markets where sufficiently detailed information about directors is unavailable, it could be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Taft-Hartley Advisory Services supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to six years, and a company’s articles may give executive directors protected board seats under which they are not subject to shareholder election. Taft-Hartley Advisory Services believes directors should stand for reelection annually and be accountable to shareholders on an annual basis, and opposes article amendment proposals seeking extensions of director terms. Taft-Hartley Advisory Services also opposes protected board seats and preferential treatment of executive directors. In some countries the trend is moving toward limiting terms for directors. In The

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Netherlands, the corporate governance code recommends that management and supervisory board members be subject to maximum four-year terms. Although we recognize that four-year terms maybe the standard in the some markets, Taft-Hartley Advisory Services will oppose the election of new directors or the reelection of an existing director when their terms are not disclosed or where their term lengths exceed market norms.

When reviewing director election proposals (where possible given information disclosure), Taft-Hartley Advisory Services examines board composition, company performance, and any negative views or information on either the company or individual directors. Taft-Hartley Advisory Services determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Taft-Hartley Advisory Services defines members of supervisory boards, which represent organized workers’ interests, as independent. In cases where board composition is of concern, the company’s general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees. In markets where board independence composition information is routinely available, Taft-Hartley Advisory Services will generally oppose all non-independent director nominees if the board is not at least 50 percent (majority) independent. For U.S. firms incorporated in offshore tax or governance havens that do not qualify for disclosure exemptions, Taft-Hartley Advisory Services will apply its U.S. policy and vote against non-independent director nomnees if the board is not two-thirds majority independent or where key board committees are not completely independent.

While complete independence on board committees is widely recognized as best practice, there are some markets in which it is still common to find executive directors serving as committee members. Whenever the level of disclosure is adequate to determine whether a committee includes company insiders, Taft-Hartley Advisory Services will generally vote against these executive directors.

Taft-Hartley Advisory Services also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings, Taft-Hartley Advisory Services makes further inquiries to the company regarding the absences. Taft-Hartley Advisory Services will vote against/withhold votes from the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Taft-Hartley Advisory Services understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Taft-Hartley Advisory Services supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

For shareholder nominees, Taft-Hartley Advisory Services places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given in cases where there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

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In many countries it is customary to elect a single slate of directors. We do not approve of this practice because shareholders may wish to express differing views as to the suitability of the director nominees and should have the ability to cast ballots with respect to individuals rather than the entire slate. Given improving best practice in more sophisticated markets, which are moving away from single slate director election items, we will generally oppose director nominees if their election is not presented to shareholders as an individual item in these markets, and will oppose slate nominees in markets where the practice is prevalent and there are concerns with a particular director nominee up for election.

In recent years, the concept that directors should not serve on an excessive number of boards has gained more support as a legitimate governance concern. A common view among many investors is that a director will not be an effective monitor on any board if he/she serves on numerous boards. In markets where disclosure is sufficient (such as detailed director biographies which include information on the director’s role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, Taft-Hartley Advisory Services will vote against a candidate when he/she holds an excessive number of board appointments. Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships. Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships. NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships. Taft-Hartley Advisory Services will take into account board positions held in global publicly-listed companies. An adverse vote will not be applied to a director within a company where he/she serves as CEO or chair; instead, any negative votes will be applied to his/her additional seats on other company boards.

Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests. Taft-Hartley Advisory Services will consider a potential negative vote at the board, committee, or individual level, if a director has had significant involvement with a failed company, or has in the past appeared not to have acted in the best interests of all shareholders, and/or where substantial doubts have been raised about a director’s ability to serve as an effective monitor of management and in shareholders’ best interests including consideration of past performance on other boards.

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CONTESTED DIRECTOR ELECTIONS

For contested elections of directors (e.g. the election of shareholder nominees or the dismissal of incumbent directors) Taft-Hartley Advisory Services will vote on a CASE-BY-CASE basis, considering the factors below in determining which directors are best suited to add value for shareholders:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates and their ability to contribute positively to board deliberations and overall board performance;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Taft-Hartley Advisory Services generally focuses on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value)

Discussion

Once fairly infrequent, contested elections, (also referred to as proxy contests) have become increasingly common in recent years as large shareholders, frustrated by poor returns and unresponsive boards, have sought to challenge the status quo. Even when dissidents do not achieve board seats, studies indicate that at least some of their objectives are often achieved because the response to a proxy contest, or one that was narrowly averted, usually includes new strategic initiatives, a restructuring program, governance changes, or selected management changes. Based on these considerations, Taft-Hartley Advisory Services’ framework for the evaluation of contested elections has the ultimate the goal of increasing long-term value for shareholders.

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DIRECTOR FEES

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Discussion

Director fees in most countries are not controversial. Fees for nonexecutive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Taft-Hartley Advisory Services generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Taft-Hartley Advisory Services’ evaluation is on fees paid to nonexecutive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to nonexecutives or to all directors is disclosed.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors’ financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

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DISCHARGE OF BOARD AND MANAGEMENT

Vote CASE-BY-CASE on the discharge of the board and management:

Vote AGAINST the discharge of directors, including members of the management board and/or supervisory board, if there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), Taft-Hartley Advisory Services may express its concern with the board in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions to express discontent with the board.

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Taft-Hartley Advisory Services will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

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DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR INDEMNIFICATION

Vote on a CASE-BY-CASE basis, proposals seeking indemnification and liability protection for directors and officers.

Vote AGAINST proposals to indemnify auditors.

Discussion

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Taft-Hartley Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Taft-Hartley Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Taft-Hartley Advisory Services may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Taft-Hartley Advisory Services will oppose management proposals that limit a director’s liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Taft-Hartley Advisory Services will generally oppose proposals to reduce or eliminate directors’ personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Taft-Hartley Advisory Services will vote in favor of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Taft-Hartley Advisory Services opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

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BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

Taft-Hartley Advisory Services prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Taft-Hartley Advisory Services supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

Taft-Hartley Advisory Services believes that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Taft-Hartley Advisory Services considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Taft-Hartley Advisory Services reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Taft-Hartley Advisory Services takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

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SHARE ISSUANCE REQUESTS

Vote FOR general issuance requests with preemptive rights up to 50 percent of issued capital;

Vote FOR general issuance requests without preemptive rights up to 10 percent of issue capital; and

Vote on a CASE-BY-CASE basis specific issuance requests with or without preemptive rights up to any amount depending on the purpose for the issuance.

Vote on a CASE-BY-CASE basis those issuance requests that exceed one-year periods.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

Taft-Hartley Advisory Services believes that the ability to increase share capital by 50 percent through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 50 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 50 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Taft-Hartley Advisory Services routinely approves issuance requests without preemptive rights for up to ten percent of a company’s outstanding capital.

In certain markets, issuance requests are made for several years. This is often the case in France, Germany and Spain. In these situations, Taft-Hartley Advisory Services will consider the per annum dilution equivalent as well as consider whether or not the authority can be renewed before the lapse of the specified period. Whenever possible, we will monitor actual share issuances to assure that the company is not abusing the privilege.

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Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Taft-Hartley Advisory Services will generally support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

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INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 50 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount unless the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Taft-Hartley Advisory Services’ guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Taft-Hartley Advisory Services believes that approving such requests is reasonable.

An increase of 50 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company’s ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders’ preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders’ interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Taft-Hartley Advisory Services will vote against proposals seeking to increase authorized capital to an unlimited number of shares. Taft-Hartley Advisory Services does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders’ best interests.

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REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis proposals to reduce capital in connection with corporate restructurings.

Discussion

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Taft-Hartley Advisory Services generally supports such proposals because opposition could lead to insolvency, which is not in shareholders’ interests. Evaluation of this type of proposal should take a realistic approach to the company’s situation.

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CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management—finding the right mix of equity, long-term debt, and short-term financing—can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company’s board and senior management, who should be given the latitude to determine the company’s capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder’s ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management’s authority to issue new capital and often require shareholder approval for significant changes in management’s existing authorizations.

Taft-Hartley Advisory Services supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders’ voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company’s capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Taft-Hartley Advisory Services opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Taft-Hartley Advisory Services reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, Taft-Hartley Advisory Services will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Taft-Hartley Advisory Services opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

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PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Taft-Hartley Advisory Services guidelines on equity issuance requests.

Vote AGAINST the creation of blank check preferred stock unless the board expressly states that the authorization will not be used as a takeover defense.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Discussion

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company’s ordinary shares with respect to dividends and the distribution of assets or winding down of the company. Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Taft-Hartley Advisory Services prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Taft-Hartley Advisory Services examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company’s justification for issuing or authorizing preferred stock. Taft-Hartley Advisory Services supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.

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BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. As such, Taft-Hartley Advisory Services does not support the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Taft-Hartley Advisory Services also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

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DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests with or without preemptive rights on a CASE-BY-CASE basis.

Vote AGAINST the creation or issuance of convertible debt with preemptive rights if the conversion increases the company’s share capital by more than 50 percent over the current outstanding capital.

Vote AGAINST the creation or issuance of convertible debt without preemptive rights if the conversion increases the company’s share capital by more than 10 percent over the current outstanding capital.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Discussion

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without preemptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company’s stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Taft-Hartley Advisory Services examines the issuing company’s present financial situation. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. Taft-Hartley Advisory Services routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company’s gearing level is higher than 50 percent, Taft-Hartley Advisory Services then factors in other financial statistics, such as the company’s growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company’s bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company’s industry and country of origin. In the case of convertible bonds, Taft-Hartley Advisory Services also takes into consideration the total level of dilution that would result at the time of conversion. Taft-Hartley Advisory Services’ guidelines for capital increases would then be applied.

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PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the terms of the proposed debt issuance and the company’s overall debt level. If both of these factors are acceptable, Taft-Hartley Advisory Services will support these requests.

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INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Vote AGAINST the removal of a limit on borrowing powers.

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board’s ability to borrow money is often fixed in a company’s articles, and shareholder approval to change this limit is therefore legally required. Taft-Hartley Advisory Services believes that a company’s financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Taft-Hartley Advisory Services’ analysis of borrowing power increase requests take into account management’s stated need for the increase, the size of the increase, and the company’s current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Taft-Hartley Advisory Services will oppose the request.

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SHARE REPURCHASE PLANS

Vote FOR share repurchase programs/market repurchase authorities, unless:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
•	Duration does not exceed 18 months;

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Taft-Hartley Advisory Services may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

•	The duration of the authorization is limited in time to no more than 18 months;

•	The total number of shares covered by the authorization is disclosed;

•	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of five percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

•	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

•	The company has a clean track record regarding repurchases.

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Taft-Hartley Advisory Services looks for the following conditions in share repurchase plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm’s length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Taft-Hartley Advisory Services believes that when timed

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correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

However, in certain instances, share buybacks are used to fund stock option plans. In these cases, cash is being used to fund stock options plans, which in most cases are a form of management compensation. When possible, we will make efforts to learn whether share repurchase plans are being used to fund stock option plans. In these instances, extra scrutiny will be paid, and a repurchase plan may be opposed.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.

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REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Discussion

Taft-Hartley Advisory Services generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the country’s legal framework for such reissuances and the company’s history of reissuing shares under the authority.

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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves—transferring them into the share capital account—usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

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REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Taft-Hartley Advisory Services usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders’ rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Taft-Hartley Advisory Services’ primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

Taft-Hartley Advisory Services also assesses the proposed restructuring and its impact on job loss with an emphasis on the company’s U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support reorganizations that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company’s economic position.

In the case of a distress restructuring of a company or group, shareholders’ options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Taft-Hartley Advisory Services first determines the company’s degree of distress by determining whether or not the company still has a positive net asset value—that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Taft-Hartley Advisory Services seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

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MERGERS AND ACQUISITIONS

For every M&A analysis, Taft-Hartley Advisory Services reviews publicly available information as of the date of our analysis and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Taft-Hartley Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will elicit greater scrutiny on a deal;

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

•	Governance - impact of the merger on and shareholder rights. Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance;

•	The possibility of a high degree of job loss with no reasonable explanation; and

•	Any significant reduction in basic labor standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Taft-Hartley Advisory Services focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders’ existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the long-term shareholder interests as opposed to short-term gains that devalue assets and have a negative impact on workers and communities.

Taft-Hartley Advisory Services will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess

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the impact of the proposed merger on the affected workforce and community. For example, Taft-Hartley Advisory Services will assess the proposed merger’s impact on job loss with an emphasis on the company’s U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company’s economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labor standards. Taft-Hartley Advisory Services will not support mergers that diminish basic labor standards. The resulting entity should comply with applicable laws and principles protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Taft-Hartley Advisory Services examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Taft-Hartley Advisory Services also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. During the late 1980s in the United States, control premiums of up to 70 percent in certain sectors were considered reasonable. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a case-by-case basis. For publicly traded entities or assets, Taft-Hartley Advisory Services looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Taft-Hartley Advisory Services examines whether or not the merger makes commercial or strategic sense for the company. Taft-Hartley Advisory Services also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Taft-Hartley Advisory Services will either abstain on or vote against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Taft-Hartley Advisory Services will vote against it.

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REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, Taft-Hartley Advisory Services first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company’s growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company’s capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Taft-Hartley Advisory Services believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Taft-Hartley Advisory Services will vote AGAINST the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders’ interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Taft-Hartley Advisory Services also considers the reincorporation’s impact on the employment environment. We do not support reincorporations to new jurisdictions that diminish basic labor rights and standards.

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EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company’s objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Taft-Hartley Advisory Services withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Taft-Hartley Advisory Services would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Taft-Hartley Advisory Services will not support the proposal. Furthermore, if the company does not adhere to basic labor principles or codes of conduct in the expansion of its business, then Taft-Hartley Advisory Services will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labor rights. Taft-Hartley Advisory Services believes that these policies and practices affect long-term corporate performance and increase shareholder value.

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RELATED PARTY TRANSACTIONS

Vote on a CASE-BY-CASE basis, resolutions that seek shareholder approval on related party transactions considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided; the pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, Taft-Hartley Advisory Services may vote against the election of the director involved in the related-party transaction or the full board.

Vote AGAINST related party transactions when details of a particular arrangement are not available.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Taft-Hartley Advisory Services looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms, Taft-Hartley Advisory Services will support the proposal. However, in many countries, detailed information about related-party transactions is not available. In some cases, no information is available. When sufficient information is not available, Taft-Hartley Advisory Services will vote AGAINST the arrangement.

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COMPENSATION PLANS

Vote AGAINST a company’s compensation-related proposal due to one or a combination of several of the following factors:

•	The proposed compensation policy/report was not made available to shareholders in a timely manner;

•	The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;

•	Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy such as pensions, severance terms, and discretionary payments;

•	Concerns exist surrounding the company’s long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions;

•	Excessive severance arrangements/payments;

•	Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors; and/or

•	Where boards have, otherwise, failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Vote AGAINST other appropriate resolutions as a measure of discontent against egregious remuneration practices (as a result of one or a combination of several factors highlighted above) or where a company has not followed market practice by submitting a resolution on executive compensation.

A negative vote could be applied to any of the following resolutions on a case-by case basis:

•	The (re)election of members of the remuneration committee;

•	The discharge of directors; or

•	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse votes regardless of the companies’ remuneration practices.

Management Proposals Seeking Shareholder Approval of the Company’s Compensation Policy (Say on Pay)

Vote on a CASE-By-CASE basis, management proposals seeking ratification of a company’s compensation policy.

Taft-Hartley Advisory Services believes that seeking annual shareholder approval of a company’s compensation policy is a positive corporate governance provision, and considers the following compensation best practices in evaluating shareholder votes on corporate compensation practices:

•	Appropriate pay-for-performance alignment with emphasis on long-term shareholder value.

•	Avoidance of arrangements that risk “pay for failure”.

•	Independent and effective compensation committees.

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•	Provision of clear and comprehensive compensation disclosures to shareholders.

•	Avoidance of inappropriate pay to non-executive directors.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director remuneration if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

Discussion

The recent financial crisis has shown that poor remuneration systems can lead to the inefficient allocation of company resources and can incentivize behavior that is detrimental to long-term shareholder interests. More than ever, shareholders have become concerned with how companies compensate their executives. Scrutiny has been applied to ascertain whether executive pay is appropriate for a company’s size, market, and industry, and whether remuneration structures sufficiently incentivize long-term share value growth and avoid “pay for failure”. In response to this growing trend, many legislatures/regulators have taken steps to strengthen shareholders’ role in the determination of remuneration practices by increasing companies’ disclosure requirements with respect to compensation practices as well as by recommending (or requiring) that companies provide voting resolutions on remuneration practices at their annual shareholder meetings.

Taft-Hartley Advisory Services supports plans that motivate participants to focus on maximizing long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. However, we recognize that in many markets, the degree of information available to evaluate compensation proposals is usually limited in detail. For this reason, Taft-Hartley Advisory Services applies its compensation policies and methodology to the extent that market disclosure practices allow.

Taft-Hartley Advisory Services reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

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Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company’s share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Taft-Hartley Advisory Services examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares Taft-Hartley Advisory Services approves under a plan depends on the classification of a company’s stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Taft-Hartley Advisory Services prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.

Exercise Price

Taft-Hartley Advisory Services prefers that options be priced at 100 percent of the shares’ fair market value on the date of grant. Usually this is taken as the closing price of the company’s shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Exercise Price Discounts

Taft-Hartley Advisory Services strongly opposes grants of discounted options to both executive and nonexecutive directors. In the absence of vesting periods or performance criteria (see below), discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Taft-

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Hartley Advisory Services approves of discounts up to 20 percent, but only for grants that are a part of a broad-based employee plan, including all nonexecutive employees.

Plan Administration

Taft-Hartley Advisory Services opposes allowing the administering committee to grant options to itself due to the potential for “backscratching” abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Taft-Hartley Advisory Services approves of separate nonexecutive director option plans with independent administration.

Eligibility and Participation

Taft-Hartley Advisory Services prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. Generally in markets where disclosure is an issue, if a plan meets all other aspects of Taft-Hartley Advisory Services’ guidelines, these two criteria are not mandatory. However, whenever greater disclosure is the market norm, we will oppose plans that do not include sufficiently challenging performance criteria or carry a minimum three-year vesting period. This information is commonly provided in markets such as the United Kingdom, Canada, The Netherlands and Australia. Finally, any matching shares that are provided by companies should be subject to additional performance conditions.

Retesting of Performance Criteria

Remuneration plans should not allow for the retesting of performance criteria over another time period if these conditions were not met within the initial period. Retesting is destructive to the incentive value of such plans and undermines the worth of performance criteria. Whenever disclosure is sufficient enough to determine if retesting is allowed under a company’s plan, we will take this feature into consideration for our overall evaluation of the plan.

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Market Specifics:
•	In the UK, whether the terms of a compensation plan are to be satisfied by the issuance of new shares or through the use of treasury shares, the maximum commitment of the aggregate awards under all of the company’s plans should not exceed 10% of issued ordinary capital over a rolling 10-year period for broad-based plans. Within these limits, awards for discretionary plans should not exceed 5% for a rolling 10-year period.

Other Features Specific to Option Plans

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board’s discretion. Taft-Hartley Advisory Services opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company’s option plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in Taft-Hartley Advisory Services’ analysis of the plan.

Plans for International Employees

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. Taft-Hartley Advisory Services applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Taft-Hartley Advisory Services reviews SARs in the context of the option plan under which they are issued.

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Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Taft-Hartley Advisory Services prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Super Options

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. super options, for example, exceed the Association of British Insurers’ recommended limit that options represent no more than four times a participant’s salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.

Restricted Stock

Restricted stock is specifically designated stock offered at a discount to executives, often under U.S. option plans but increasingly among overseas plans as well. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Taft-Hartley Advisory Services expects strict limits on the amount of shares that may be issued in this form.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Taft-Hartley Advisory Services believes that any economic benefit derived from option plans should occur at the time of exercise.

Incentive Plans

Share incentive plans tie key employees’ compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria—often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company’s industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of

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the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Share Purchase Plans

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees’ paychecks, gathered and held for safe keeping by a trust or a bank and used every month or year to purchase company stock.

Taft-Hartley Advisory Services will approve many of these plans because they encourage wide share ownership in the company among employees. Taft-Hartley Advisory Services generally approves broad-based, employee-directed share purchase plans with discounts up to 20 percent. Dilution, eligibility, and administration are the key factors in determining Taft-Hartley Advisory Services’ recommendation.

Other Features Specific to Share Purchase Plans

Eligibility

While eligibility under share purchase plans is evaluated similarly to stock option plans, Taft-Hartley Advisory Services affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against a share purchase plan, but they are taken into consideration in Taft-Hartley Advisory Services’ analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Taft-Hartley Advisory Services prefers that companies make such grants in the context of an established plan.

Taft-Hartley Advisory Services’ primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company’s other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

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ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Discussion

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Taft-Hartley Advisory Services opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Taft-Hartley Advisory Services approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Taft-Hartley Advisory Services supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatized companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Taft-Hartley Advisory Services recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada, Japan)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian and Japanese markets. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company’s board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However,

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we note that many Canadian companies have adopted new shareholder rights plans that address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Taft-Hartley Advisory Services guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Taft-Hartley Advisory Services also examines what other antitakeover devices the company has and the company’s treatment of shareholders in past situations.

Poison pills often have a sunset provision, which requires shareholder confirmation of the plan. Most pills have either a three-year or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Taft-Hartley Advisory Services guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management’s use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company’s voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Taft-Hartley Advisory Services determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, a shareholder who is not intent on a complete acquisition but merely wishes to purchase a significant stake in the company may trigger the pill. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders’ interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for approval, a shareholder rights plan must satisfy ALL of the following conditions:

•	Permitted bid clause structure: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a “toehold provision” that would any person who already controls a specified percentage of shares from making a permitted bid;

•	Amendments: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;

•	Exchange option: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;

•	Definition of Fair Market Value: the board must not have the discretion to interpret the fair market value of the company’s shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;

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•	Affiliates and Associates: the board’s discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;

•	Mandatory Waiver: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favor of any subsequent bids, preventing the board from favoring one bid over another regardless of shareholder interests.

Since 2006, the vast majority of Japanese poison pills have been so called “advance warning-type” (“advance notice-type”) defense plans. In these cases, the board announces in advance a set of disclosure requirements it expects any bidder to comply with, as well as a waiting period between the submission of this information and the launch of the bid. As long as the bidder complies with these rules, the company “in principle” will take no action to block the bid, but will allow shareholders to decide.

The exceptions are where the bid is judged to be clearly detrimental to shareholders, such as in situations defined by a Japanese court or in a report of the government’s Corporate Value Study Group. These include greenmail, asset stripping and coercive two-tier offers. Usually, such judgments are made by a “special committee” or “independent committee,” but the committee’s decision is usually subject to being overruled by the board. At some companies the decisions are made by the board with no committee input at all. Advance warning-type defenses do not require shareholder approval, although in most cases companies are choosing to put them to a shareholder vote, as it is believed that doing so will put the company in a stronger position in the event of a lawsuit.

Where a company implements an advance warning-type defense without a shareholder vote, Taft-Hartley Advisory Services will similarly examine the details of the plan, and where we deem it to be detrimental to shareholder value, we will consider recommending votes against the company’s representative director(s).

Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company’s articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Taft-Hartley Advisory Services will vote against the introduction of depositary receipts and priority shares.

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SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Discussion

Unlike in the United States where shareholders proposals are quite common, they are less common overseas. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals—shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labor issues. The number of shareholder proposals is also on the rise in Canada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

Taft-Hartley Advisory Services’ position on the issues covered in many of these proposals has already been discussed. Generally, Taft-Hartley Advisory Services will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries we represent. Taft-Hartley Advisory Services’ clients, not Taft-Hartley Advisory Services, choose the companies in which they invest and, ultimately, Taft-Hartley Advisory Services’ responsibility is to protect their economic interests. This does not mean, though, that Taft-Hartley Advisory Services must take a short-term approach when evaluating these proposals. Rather, Taft-Hartley Advisory Services will vote in consistency with the economic best interests of the participants and beneficiaries.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Taft-Hartley Advisory Services will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

Taft-Hartley Advisory Services reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the

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likely impact that approval would have on the company’s operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, Taft-Hartley Advisory Services supports the proposal. If a proposal seeks to improve the company’s corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Taft-Hartley Advisory Services will oppose the proposal.

Social and Environmental Proposals

The voting fiduciary should support social and environmental proposals if they either contribute to the long term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some international companies could pursue a race to the bottom strategy that could ultimately undermine environmental and economic conditions.

Report on Environmental Policies

These resolutions request the company to disclose its environmental practices. For example, Taft-Hartley Advisory Services will generally support proposals calling for a report on hazardous waste policies and issues regarding Maquiladora factories in Mexico.

Adoption of “CERES Principles”

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Taft-Hartley Advisory Services will generally support these proposals as they often improve the company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

Adoption of “MacBride Principles”

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Taft-Hartley Advisory Services will support such proposals as an appropriate obligation for the company to undertake.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections. Taft-Hartley Advisory Services will generally support proposals that:

•	seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

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•	request a report summarizing the company’s current practices for enforcement of its Code of Conduct.

•	establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

•	create incentives to encourage suppliers to raise standards rather than terminate contracts.

•	implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

•	request public disclosure of contract supplier reviews on a regular basis.

Corporate Conduct and Human Rights

Taft-Hartley Advisory Services will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

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SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA EMERGING MARKETS FUND

SSgA EMERGING MARKETS FUND — SELECT CLASS

SSgA INTERNATIONAL STOCK SELECTION FUND

SSgA INTERNATIONAL STOCK SELECTION FUND — CLASS R

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) Investment Strategies Common to the Funds. To the extent consistent with each Fund’s investment objective and restrictions, each Fund covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Foreign Currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

No Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than 36 months.

Foreign Currency Risk. A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

American Depository Receipts (ADRs). ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Special Situations and Illiquid Securities. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Participation Certificates. The Funds may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded over-the-counter or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

To gain additional market exposure, SSgA Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Debt Securities. A Fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

Warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

IPOs. The Funds may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of SSgA.

(b) Investment Strategies Specific to one, but not both, Funds: A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSgA Emerging Markets Fund only:

Convertible Securities. The Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Interest Rate Transactions. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The Fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will diminish compared to what it would have been if this investment technique was not used.

The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to SSgA International Stock Selection Fund only:

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Equity Securities. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

(c) Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSgA Emerging Markets Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of August 31, 2010, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

SSgA International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

Derivatives, Hedging Strategies and Related Investment Techniques

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Asset Coverage for Futures and Options Positions. The Funds described in this Statement will not use leverage in their options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swap, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Investment Risks Related to Foreign Investments

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

The Funds described in this Statement are subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, their agencies and instrumentalities; and, also with respect to SSgA Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.	A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.	A Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction with respect to each Fund.)

6.	A Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction with respect to each Fund.)

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction with respect to each Fund.)

8.	A Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction with respect to each Fund.)

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction with respect to SSgA Emerging Markets Fund and SSgA International Stock Selection Fund.)

13.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction with respect to each Fund.)

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Funds described in this Statement currently do not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Portfolio Turnover

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. The Advisor’s sell discipline for each Fund’s investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Each of the Funds described in this Statement invests in securities domiciled in foreign countries, which may impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor’s assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

SSgA Emerging Markets Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund. However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

SSgA Emerging Markets Fund’s portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	63%	61%	42%
SSgA International Stock Selection Fund	83%	122%	75%

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Diane B. Glossman	None	$0	$0

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Emerging Markets Fund

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226 — 6.64%

•	Airview & Co, P.O. Box 5166, Boston, MA 02206-5166 — 10.49%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 23.49%
•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 32.04%

SSgA Emerging Markets Fund Select Class

•	MSCS Financial Services, LLC, MG Trust Company Custodian FBO United of Omaha for Various Retirement Plans, 700 17th Street, Suite 300, Denver, CO 80202-3531 — 5.10%
•	Wells Fargo Bank, NA FBO Omnibus Account Cash/Reinv, P.O. Box 1533, Minneapolis, MN 55480-1533 — 5.78%
•	Downtick & Co, C/O State Street Bank, 105 Rosemont Ave, Westwood, MA 02090-2318 — 8.11%
•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 18.52%
•	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash, P.O. Box 1533, Minneapolis, MN 55480-1533 — 40.89%

SSgA International Stock Selection Fund

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 28.62%
•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 — 51.58%

SSgA International Stock Selection Fund Class R Shares

•	MSCS Financial Services, LLC, Pentegra Trust Company as Custodian, FBO RTC Individual Retirement Acct, c/o Pentegra Retirement Services, 3 Enterprise Drive Suite 105, Shelton CT 06484-4694 — 11.63%
•	ING Life Insurance and Annuity Company, ATTN Fund Operations, 1 Orange Way #B3N Windsor, CT 06095-4774 — 22.73%
•	ING, Enhanced K-Choice, Trustee: Reliance Trust Company, 400 Atrium Dr, Somerset, NJ 08873-4162 — 34.44%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

The management fee is the same for each class of shares with respect to Funds with multiple classes.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$18,989,913	$15,646,901	$29,575,379
SSgA International Stock Selection Fund	$9,570,214	$9,428,552	$19,426,117

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2011 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

	Contractual Fee
	Waiver/Reimbursement
	(% of average daily net
	assets on an annual
Fund	basis)	2010	2009	2008

SSgA Emerging Markets Fund	Reimbursement of all expenses in excess of 1.25%	$0	$0	$0
SSgA International Stock Selection Fund	Waiver of up to the full amount of the advisory fee to the extent that expenses exceed 1.00% for the Institutional class and 1.60% for Class R	$2,146,673	$1,994,327	$4,925,579

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$98,658	$162,500	$269,595
SSgA International Stock Selection Fund	$2,371	$22,368	$23,678

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;
•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);
•	Managing a separate account alongside a commingled fund;
•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and
•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2010
	Number of		Number of
	Registered	Assets Under	Pooled		Assets Under		Number of		Assets Under
	Investment	Management	Investment		Management		Other Types		Management		Asset Total
Portfolio Managers	Companies	(in billions)	Vehicles*		(in billions)		of Accounts		(in billions)		(in billions)

SSgA Emerging Markets Fund

Brad Aham, Chris Laine	0	$0.00	42	*	$5.84	*	16	**	$2.07	**	$7.91

* Includes 27 accounts with performance based fees of $3.77 billion.
** Includes 3 accounts with performance based fees of $0.69 billion.

SSgA International Stock Selection Fund

Stuart Hall, Didier Rosenfeld	0	$0.00	5	*	$0.54	*	25	**	$2.33	*	$2.87

* Includes 2 accounts with performance based fees of $0.44 billion.
** Includes 4 accounts with performance based fees of $0.38 billion.

Ownership of Securities. As of August 31, 2010, except as described below, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

Ownership of Securities as of August 31, 2010
Dollar Range Of Equity Securities In the Funds
Portfolio Manager	Managed by the Portfolio Manager

Brad Aham	SSgA Emerging Markets Fund	$50,001-$100,000

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$1,393,162	$660,650	$2,369,548
SSgA International Stock Selection Fund	$702,009	$374,343	$1,556,424

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$2,533,220	$1,955,691	$4,291,181
SSgA Emerging Markets Fund — Select Class	$0	$0	$0
SSgA International Stock Selection Fund	$2,713,218	$2,603,692	$5,131,589
SSgA International Stock Selection Fund — Class R	$4,333	$4,034	$8,295

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA Emerging Markets Fund	$53,777	$34,987	$1,799,328	$381,532	$263,596
SSgA International Stock Selection Fund	$47,207	$31,051	$1,904,212	$497,890	$232,858
SSgA International Stock Selection Fund — Class R	$0	$0	$4,333	$0	$0

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Through December 31, 2011, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in 2010, $0 in fiscal 2009, and $0 in fiscal 2008 with respect to the SSgA International Stock Selection Fund.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Select Class Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Select Class Shares (the “Select Class Plan”) provides for payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit. The Board of Trustees adopted the Select Class Plan on November 8, 2005, and it is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Select Class Plan, the Fund pays the Distributor a fee not to exceed 0.025% of the Select Class’ average net asset value per year. Payments to the Distributor for distribution and shareholder services to the Select Class are not permitted by the Plan to exceed 0.025% of the Select Class’ average daily net asset value per year. Any payments that are required to be made to the Distributor that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Class Plan is in effect.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2010, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Select Class Distribution and Shareholder Servicing. Under the Select Class Plan, Financial Intermediaries are not entitled to compensation.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$369,362	$319,633	$458,869
SSgA Emerging Markets Fund — Select Class	$263,635	$207,499	$348,773
SSgA International Stock Selection Fund	$318,385	$321,463	$646,015
SSgA International Stock Selection Fund — Class R	$1,245	$1,039	$1,623

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Funds described in this Statement may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets (see “Investment Strategies”). ADRs and EDRs may be listed on stock exchanges, or traded in the over the counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA FM and SSgA clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2010	2009	2008

SSgA Emerging Markets Fund	$3,221,090	$4,189,658	$4,723,519
SSgA International Stock Selection Fund	$1,728,482	$2,011,045	$2,637,558

Top 10 Brokers. During the fiscal year ended August 31, 2010 the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2010:

	Principal	Commission
SSgA Emerging Markets Fund	($000)	($000)

Deutsche Bank Securities, Inc.	$750,828	$221
Barclays Investments, Inc.	$739,770	$3
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$540,673	$580
Credit Suisse First Boston Corp.	$342,521	$539
Investment Technology Group, Inc.	$190,694	$95
Morgan Stanley	$175,965	$205
JPMorgan Securities, Inc.	$157,704	$225
UBS Securities LLC	$133,435	$184
Natexis Bleichroeder Inc.	$121,855	$415
Goldman, Sachs & Co.	$110,208	$226

	Principal	Commission
SSgA International Stock Selection Fund	($000)	($000)

Investment Technology Group, Inc.	$376,370	$150
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$328,080	$101
UBS Securities LLC	$260,412	$131
Credit Suisse First Boston Corp.	$252,945	$322
Citigroup Global Markets, Inc.	$210,863	$100
Morgan Stanley	$173,647	$65
Deutsche Bank Securities, Inc.	$146,876	$81
Societe Generale Securities	$137,916	$341
JPMorgan Securities, Inc.	$102,549	$63
Goldman, Sachs & Co.	$100,817	$62

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA Emerging Markets Fund	$175,079,011	8/31/2017
SSgA Emerging Markets Fund	$202,223.396	8/31/2018
SSgA International Stock Selection Fund	$274,339,098	8/31/2017
SSgA International Stock Selection Fund	$428,387,874	8/31/2018

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the SEC. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5-and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Returns
	1 Year Ending	5 Years Ending	10 Years Ending
Fund	August 31, 2010	August 31, 2010	August 31, 2010

SSgA Emerging Markets Fund(1)	17.98%	10.53%	10.62%
SSgA Emerging Markets Fund Select Class(2)	18.24%	10.75%	10.73%
SSgA International Stock Selection Fund(3)	(1.85)%	0.19%	1.74%
SSgA International Stock Selection Fund — Class R(4)	(2.19)%	(0.25)%	1.29%

(1)	The Fund commenced operations on March 1, 1994.

(2)	Select Class shares began operating on March 1, 2006. Performance for the Fund’s Select Class before its inception is derived from the historical performance of the Institutional Class. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Institutional Class due to the lower distribution and shareholder servicing fees.

(3)	The Fund commenced operations on March 7, 1995.

(4)	Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund).

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

■	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

■	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

■	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

■	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

■	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

■	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

■	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

■	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

■	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

■	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

■	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

■	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

■	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

■	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

■	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

■	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive — whether from clients, consultants, the media, issuers, RMG, or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process —

especially the proxy voting process — to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA LIFE SOLUTIONSsm FUNDS
SSgA LIFE SOLUTIONSsm FUNDS – CLASS R

SSgA Life Solutions Balanced Fund

SSgA Life Solutions Growth Fund

SSgA Life Solutions Income and Growth Fund

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategy of the Life Solutions Funds

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company’s portfolios (the “Underlying Funds”). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

Investment Practices of the Underlying Funds

The following describes the investment objective and principal investment strategy for each of the Underlying Funds in which the Life Solutions Funds invested as of December 1, 2010:

SSgA S&P 500 Index Fund. SSgA S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor’s® 500 Index.

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of State Street Equity 500 Index Portfolio that has the same investment objective as, and investment policies that are substantially similar to those of, the fund (commonly referred to as a “master/feeder” complex, with the fund serving as the “feeder” fund and the portfolio of State Street Equity 500 Index Portfolio serving as the “master” fund). At least 80% of the fund’s total net assets (plus borrowings, if any) are invested either directly or indirectly through the master fund in stocks in the S&P 500® Index in proportion to their weighting in that index. Fund shareholders will be notified at least 60 days prior to changing the 80% investment policy. The S&P 500 Index is designed to capture the price performance of a large cross-section of the U.S. publicly traded stock market.

The fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a passive investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures. To the extent that the fund may not be able to purchase all 500 stocks of the S&P 500 Index, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to the common stocks in the S&P 500 Index, the fund also may invest in futures, options and other derivatives.

SSgA International Stock Selection Fund. SSgA International Stock Selection Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

SSgA International Stock Selection Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), the fund’s benchmark. The fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index.

The fund’s Advisor employs a proprietary quantitative stock-selection model. This model is intended to reflect the risk characteristics of the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. In addition, it is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries (such as measures of growth potential, quality and valuation) to past performance. It allows the Advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model generates a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in Morgan Stanley Capital International Europe, Australasia, Far East Universe, which is broader than the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The Advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The fund attempts to meet its investment objective by investing primarily in, among other things, common stocks and, to help manage cash, index futures.

SSgA Bond Market Fund. SSgA Bond Market Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

SSgA Bond Market Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in debt instruments. The fund’s portfolio typically consists of a core portfolio principally drawn from, and that is intended to reflect the overall risk characteristics of, the securities in the Barclays Capital U.S. Aggregate Bond Index, the fund’s benchmark. The fund then selects other securities, which may be inside or outside the benchmark, to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund also manages its duration (that is, the sensitivity of the fund’s portfolio as a whole to interest rate changes) generally by investing in futures and primarily to correspond to the benchmark. The fund actively trades its portfolio holdings in an effort to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase total return to the fund.

The fund invests primarily in debt instruments rated investment grade at the time of the investment or unrated but of equivalent quality. Such instruments may have fixed, zero coupon, variable or floating interest rate and typically are denominated in U.S. dollars. The fund attempts to meet its investment objective by investing in, among other things:

•	Obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities, including mortgage-related securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Commercial paper of U.S. and foreign companies;

•	Other obligations of U.S. and foreign companies (e.g., “Yankee” bonds), including public utilities;

•	Obligations of U.S. and foreign financial institutions;

•	Derivatives, including futures and options;

•	Mortgage-backed securities; and

•	Asset-backed securities, including asset-backed commercial paper.

SPDR Barclays Capital Aggregate Bond ETF. The Fund’s investment objective is to provide investments results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. There is no assurance that the Fund will achieve its investment objective. The Fund uses a sampling strategy designed to track the price and yield performance of the Barclays Capital U.S. Aggregate Index (the “US Aggregate Index”). The US Aggregate Index represents the securities of the US dollar denominated investment grade bond market.

SSgA Prime Money Market Fund. SSgA Prime Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

SSgA Prime Money Market Fund follows a disciplined investment process in which the fund’s investment advisor bases its decisions on the relative attractiveness of different money market instruments. In the advisor’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing in a broad range of money market instruments. The fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in shares of other money market funds, including funds advised by the fund’s investment advisor.

SSgA Enhanced Small Cap Fund. SSgA Enhanced Small Cap Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

SSgA Enhanced Small Cap Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies, such as common stocks (including IPOs). A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization.

To manage the fund’s portfolio, the fund’s Advisor employs a proprietary quantitative stock-selection model. This model is intended to control risk exposure relative to the fund’s benchmark, as well as determine the specific securities and quantities the fund purchases, holds and sells. It is intended to predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation and share price momentum) to past performance. It allows the Advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments.

The model is intended to generate a core portfolio as well as the remaining portfolio securities. The core portfolio is drawn primarily from securities in the fund’s benchmark and is intended to reflect the risk characteristics of the fund’s benchmark. The remaining securities are drawn from the fund’s investment universe and are determined by the model in order to overweight or underweight certain securities, industries and sectors represented in the benchmark. The fund’s investment universe is the securities in the fund’s benchmark. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. The Advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. From time to time, the Advisor will make a qualitative judgment and deviate from the model, but only if it believes that certain negative information measured by the model is not fully reflected in the model-generated portfolio.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment Advisor, in order to manage its cash. The fund also may also engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the may take temporary defensive positions that are inconsistent with its principal investment strategies.

SSgA High Yield Bond Fund. SSgA High Yield Bond Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

SSgA High Yield Bond Fund attempts to meet its objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield bonds commonly referred to as “junk bonds”. The fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, the fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries and sectors represented in the benchmark. Intensive credit analysis of specific issuers is an important component of the fund’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the fund for capital appreciation. The duration of the fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark.

The fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment Advisor, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

SPDR® Barclays Capital Intermediate Term Credit Bond ETF. The SPDR Barclays Capital Intermediate Term Credit Bond ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United Stated investment bond market.

In seeking to track the performance of the Barclays Capital U.S. Intermediate Credit Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. The Advisor generally expects the fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Advisor has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Advisor).

The Index is designed to measure the performance of the intermediate term sector of the United States investment bond market, which as defined by the Index includes investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index components are a subset, based on maturity of the issues in the Barclays Capital U.S. Credit Index (the “Credit Index”). The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade by at least two rating agencies (Moody’s Investors Service, Inc., Standard & Poor’s, and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. Excluded from the Credit Index are private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. To be included in the Index, a security must have a remaining maturity greater than or equal to one year and less than 10 years. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2010, there were approximately 2,860 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.32 years.

SPDR® S&P® Dividend ETF. The SPDR S&P Dividend ETF seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

In seeking to track the performance of the S&P High Yield Dividend Aristocrats Index (the “Index”), the fund employs a replication strategy, which means that the fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Advisor).

The Index is designed to measure the performance of the 50 highest dividend yielding S&P Composite 1500® Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. As of September 30, 2010, the Index as comprised of 50 stocks.

SSgA Emerging Markets Fund. SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund’s Advisor to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund’s benchmark.

The fund’s Advisor employs a proprietary quantitative model to assist in country and stock selection, which the Advisor believes are the keys to achieving the fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund’s investment universe. In addition, the model assists the Advisor in controlling the fund’s exposure to risks relative to the fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the Advisor to evaluate quickly each eligible security and then rank all eligible securities in the fund’s investment universe in the order of their attractiveness as fund investments. The Advisor regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the Advisor will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes and American Depository Receipts. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment Advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Registration under the Commodity Exchange Act. Each Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions.

1.	A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.	A Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of a Life Solutions Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	A Fund will not pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

4.	A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund’s holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

5.	A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of its total assets.

6.	A Fund will not purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

7.	A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

8.	A Fund will not engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

9.	A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

10.	A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

11.	A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

12.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

13.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

14.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Portfolio Turnover

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor’s sell discipline for the Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying Fund shares for the particular year by the monthly average value of the underlying Fund shares owned by the Fund during the year. Each Life Solutions Fund’s portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in the Fund. The Life Solutions Funds will not purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of each Fund’s shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

Portfolio Turnover Rate. The following table shows each Fund’s portfolio turnover rate during the fiscal years ended August 31:

	SSgA Life	SSgA Life	SSgA Life
	Solutions	Solutions Growth	Solutions Income
August 31,	Balanced Fund	Fund	and Growth Fund

2010	74%	73%	89%
2009	73%	82%	81%
2008	94%	75%	99%

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly

Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoope rs, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director — Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLC.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010

	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000
Diane B. Glossman	None	$0	$0
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Steven J. Mastrovich	None	$0	$0
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000
Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

Controlling and Principal Shareholders

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Life Solutions Balanced Fund

•	State Street Bank & Trust Trustee, Partners Healthcare System Inc, Master Trust for Welfare Benefits, One Enterprise Dr W6A, Quincy, MA 02171-2125 — 87.97%

SSgA Life Solutions Balanced Fund Class R Shares

•	MSCS Financial Services, LLC, MG Trust Company Custodian FBO International Center for Journalist, 700 17th Street, Suite 300, Denver, CO 80202-3531 — 10.06%
•	Mid Atlantic Capital Corp. FBO Anacapa Foods LLC 401k Profit Sharing Plan & Trust, P.O. Box 2548, Watsonville, CA 95077-2548 — 37.95%
•	ING, K-Choice, Trustee: Reliance Trust Company, 400 Atrium Dr, Somerset, NJ 08873-4162 — 43.43%

SSgA Life Solutions Growth Fund

•	ING, Patterson & Co, FBO Union Privilege 401k Plan, 1525 West Wt Harris Blvd, Charlotte NC 28262-8522 — 9.89%
•	LPL Financial Corp. Counsel Trust doing business as MATC for the benefit of Professional Ambulance Service 401k Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 16.84%
•	ING, Core 4, Trustee State Street Bank & Trust, 1 Heritage Dr, Quincy, MA 02171-2105 — 48.65%

SSgA Life Solutions Growth Fund Class R Shares

•	Mid Atlantic Capital Corp. FBO Always Express 401k, 649 Gotham Parkway, Carlstadt, NJ 07072-2403 — 11.15%
•	ING, K-Choice, Trustee: Reliance Trust Company, 400 Atrium Dr, Somerset, NJ 08873-4162 — 15.97%
•	LPL Financial Corp. Counsel Trust DBA MATC FBO G4Tec Holdings USA Inc. 401k, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 19.41%
•	Mid Atlantic Capital Corp. FBO Anacapa Foods LLC 401k Profit Sharing Plan & Trust, P.O. Box 2548, Watsonville, CA 95077-2548 — 21.56%
•	Mid Atlantic Capital Corp. FBO Furniture Shop 401k, 4259 S Western Blvd, Chicago, IL 60609-2237 — 22.58%

SSgA Life Solutions Income and Growth Fund

•	Mid Atlantic Capital Corp. Counsel Trust, for the benefit of Pallet Express, Inc. 401k Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 5.57%
•	MSCS Financial Services, LLC, MG Trust Co as the agent for NTC & Co., custodian for the benefit of Casswood Insurance Agency Ltd, P.O. Box 5508, Denver, CO 80217-5508 — 5.91%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 7.49%
•	Mid Atlantic Capital Corp. for the benefit of William B Rossi 401k Profit Sharing Plan & Trust, 7101 York Ave S, Suite 300, Edina, MN 55435-4489 — 7.75%
•	State Street Global Markets, LLC, All Saints Episcopal Church, 3001 Meeting Street, Hilton Head, SC 29926-1673 — 8.43%
•	Mid Atlantic Capital Corp. Counsel Trust doing business as MATC for the benefit of JTAG Technologies Inc. 401k Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 13.71%
•	ING, Patterson & Co, FBO Union Privilege 401k Plan, 1525 West Wt Harris Blvd, Charlotte NC 28262-8522 — 17.86%

SSgA Life Solutions Income and Growth Fund Class R Shares

•	LPL Financial Corp. FBO Hoey & Farina PC 401k PSP & TR, 542 S. Dearborn Street, Suite 200, Chicago, IL 60605-1522 — 8.70%
•	NFS LLC FEBO, State Street Bank & Trust Trustee, 4360 41st Street Apt 1, San Diego, CA 92105-1162 — 10.05%
•	Mid Atlantic Capital Corp. Counsel Trust doing business as MATC for the benefit of Iowa Pacific Holdings LLC 401k Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228 — 70.34%

INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, Advisor directs the Life Solutions Fund’s investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders. The Advisor has contractually agreed to waive up to the full amount of the Life Solutions Funds’ Advisory fees and reimburse each Life Solutions Fund to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .45% until December 31, 2011. The applicable waiver and reimbursement amounted to the following for the fiscal years ended August 31:

Life Solutions Fund	2010	2009	2008

SSgA Life Solutions Balanced Fund	$78,554	$78,420	$0
SSgA Life Solutions Growth Fund	$152,165	$137,439	$76,805
SSgA Life Solutions Income and Growth Fund	$156,330	$141,588	$105,693

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;
•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);
•	Managing a separate account alongside a commingled fund;
•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and
•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2010
	Number of	Assets	Number of	Assets			Assets
	Registered	Under	Pooled	Under			Under
	Investment	Management	Investment	Management	Other Types		Management		Asset Total
Portfolio Managers	Companies	(in billions)	Vehicles	(in billions)	of Accounts		(in billions)		(in billions)
Michael Martel, Daniel Farley	6	$1.92	5	$6.23	331	*	$60.03	*	$68.18

*	Includes 1 account with performance based fees of $0.35 billion.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Ownership of Securities. As of August 31, 2010, except as described below, the portfolio managers do not beneficially own any shares of any Fund described in this statement.

Ownership of Securities as of August 31, 2010

Dollar Range Of Equity Securities In the Funds
Portfolio Manager	Managed by the Portfolio Manager

Daniel Farley	SSgA Emerging Markets Fund	$10,001-$20,000
	SSgA International Stock Selection Fund	$10,001-$20,000
	SSgA Tuckerman Active REIT Fund	$1-$10,000
	SSgA High Yield Bond Fund	$1-$10,000

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a fee.

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

■	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

■	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

■	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

■	Yields. $4,200 per Fund annually;

■	On-Line Access Charge. $960 per Fund annually;

■	Multiple Classes of Shares. $5,100 per class annually;

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

■	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

■	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

■	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

■	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

■	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Life Solutions Fund	2010	2009	2008

SSgA Life Solutions Balanced Fund	$4,696	$10,062	$12,794
SSgA Life Solutions Balanced Fund — Class R	$1,027	$3,362	$564
SSgA Life Solutions Growth Fund	$1,160	$4,588	$7,482
SSgA Life Solutions Growth Fund — Class R	$537	$878	$207
SSgA Life Solutions Income and Growth Fund	$1,427	$2,509	$3,803
SSgA Life Solutions Income and Growth Fund — Class R	$3,175	$1,397	$171

Through December 31, 2011, the Distributor has contractually agreed to waive up to .70% of the average daily net assets on an annual basis the distribution and shareholder servicing fees of the Class R Shares. The waiver amounted to $0 in fiscal 2010, 2009 and 2008.

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

			Compensation to	Compensation to
Life Solutions Fund	Advertising	Printing	Dealers	Sales Personnel	Other*

SSgA Life Solutions Balanced Fund	$923	$594	$283	$2,290	$606
SSgA Life Solutions Balanced Fund — Class R	$0	$0	$1,027	$0	$0
SSgA Life Solutions Growth Fund	$186	$121	$474	$255	$124
SSgA Life Solutions Growth Fund — Class R	$0	$0	$537	$0	$0
SSgA Life Solutions Income and Growth Fund	$99	$65	$851	$375	$67
SSgA Life Solutions Income and Growth Fund — Class R	$0	$0	$3,175	$0	$0

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Class R Plan. The Plan of Distribution Pursuant to Rule 12b-1 for Class R Shares (the “Class R Plan”) provides for payment by the Funds to the Distributor for various distribution, shareholder and administrative services up to the plan limit The Board of Trustees adopted the Class R Plan on April 8, 2003, and it is similar in all material respects to the distribution plans for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Class R Plan each Fund in the class pays the Distributor a fee not to exceed 0.70% of the Fund’s average net asset value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a Fund are not permitted by the Class R Plan to exceed .65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the Class R Plan to exceed 0.05% of the Fund’s average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Class R Plan may be carried forward and paid in the following two fiscal years so long as the Class R Plan is in effect.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State

Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Class R Distribution and Shareholder Servicing. Under the Class R Plan, the Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the Class R Shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Life Solutions Fund:	2010	2009	2008

SSgA Life Solutions Balanced Fund	$0	$5	$0
SSgA Life Solutions Balanced Fund — Class R	$460	$432	$774
SSgA Life Solutions Growth Fund	$0	$3	$0
SSgA Life Solutions Growth Fund — Class R	$255	$223	$455
SSgA Life Solutions Income and Growth Fund	$0	$0	$0
SSgA Life Solutions Income and Growth Fund — Class R	$370	$197	$151

For the fiscal year ended August 31, 2010, the Life Solutions Funds Institutional Class accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds’ Transfer Agent and are not effected through a broker.

PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on

Christmas Eve and New Year’s Eve, and therefore limited trading may apply. Limited trading will be available on Veteran’s Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between Funds, and SSgA Funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President’s Day, Memorial Day, Labor Day, Columbus Day, and Veteran’s Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA Funds account representative as the dates approach.

The Life Solutions Funds’ net asset value is determined by referencing the net asset value of each of the Funds which are Underlying Funds of the Life Solutions Funds and the net asset value of any exchange traded funds that are Underlying Funds (as of 4 p.m. Eastern time). The Life Solutions Funds are priced contemporaneously with the Underlying Funds.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the redemption, sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

A Fund will recognize taxable income or gain on account of distributions from an Underlying Fund, and the character of such income or gain generally will pass through to Fund shareholders in connection with distributions from a Fund. In addition, a Fund may recognize gain or loss upon a redemption of shares of an Underlying Fund; such a redemption (whether otherwise at a gain or a loss) may be characterized as a dividend (taxable as ordinary income rather than capital gain) to the extent provided in the Code and Treasury Regulations.

Any capital loss incurred by a Fund on the redemption of Underlying Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of an Underlying Fund will be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Underlying Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

In general, realized gains or losses on the sale of securities held by an Underlying Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If an underlying Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the underlying Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, an underlying Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by an underlying Fund may involve complex tax rules that could result in income or gain recognition by the underlying Fund without corresponding current cash receipts. If noncash income is recognized by an underlying Fund, the underlying Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the underlying Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the underlying Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the underlying Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the underlying Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. An underlying Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the underlying Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. The Funds will not be permitted to claim a credit or deduction for foreign taxes paid in that year, nor will the Fund shareholders be permitted to include their proportionate share of the foreign taxes paid by the Funds in their gross income by treating that amount as paid by them for the purpose of the foreign tax credit or deduction.

If an underlying Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the underlying Fund. The underlying Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the underlying Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the underlying Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the underlying Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA Life Solutions Balanced Fund	$203,577	8/31/2011
SSgA Life Solutions Balanced Fund	$609,595	8/31/2012
SSgA Life Solutions Balanced Fund	$2,853,693	8/31/2017
SSgA Life Solutions Balanced Fund	$3,807,786	8/31/2018
SSgA Life Solutions Growth Fund	$1,740,113	8/31/2011
SSgA Life Solutions Growth Fund	$33,733	8/31/2017
SSgA Life Solutions Growth Fund	$2,852,199	8/31/2018
SSgA Life Solutions Income and Growth Fund	$1,397,985	8/31/2017
SSgA Life Solutions Income and Growth Fund	$433,362	8/31/2018

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

Total Return

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV
Where: P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Return

	One Year	Five Years	10 Years
	Ending	Ending	Ending
	August 31,	August 31,	August 31,
Fund	2010	2010	2010

SSgA Life Solutions Balanced Fund(1)	3.66%	0.14%	1.11%
Class R(2)	3.09%	(0.42)%	0.58%
SSgA Life Solutions Growth Fund(1)	2.05%	(1.02)%	(0.24)%
Class R(2)	1.46%	(1.55)%	(0.75)%
SSgA Life Solutions Income and Growth Fund(1)	5.39%	1.21%	2.25%
Class R(2)	4.84%	0.66%	1.73%

(1)	The Life Solutions Funds began operation on July 1, 1997.
(2)	Performance for the Class R shares before their inceptions (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund).

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process—

especially the proxy voting process—to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
1-800-997-7327
www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA S&P 500 INDEX FUND

DECEMBER 20, 2010

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

Effective June 1, 2000, the SSgA S&P 500 Index Fund may invest substantially all of its investable assets in an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in a corresponding “master” portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio’s expenses in proportion to their assets.

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund. The Tuckerman Group, LLC (“Tuckerman”) serves as the investment subadvisor to SSgA Tuckerman Active REIT Fund. The term “Advisor” refers to SSgA FM with respect to all Funds other than SSgA Tuckerman Active REIT Fund, in which case it refers to Tuckerman.

DESCRIPTION OF INVESTMENTS AND RISKS

Investment Strategies

(a) To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include: (1) US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The US Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

The Fund will also sell when-issued securities in order to match the benchmark treatment of such securities.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). ADRs may be purchased by a Fund under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

The ADRs chosen for investment by SSgA S&P 500 Index Fund will be constituents of the S&P 500 Index.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Total Rate of Return Swaps. The Fund may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves.

The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Real Estate Securities. Real estate securities are Real Estate Investment Trusts or securities of publicly traded real estate companies and real estate-related industry companies. The real estate securities chosen for investment by SSgA S&P 500 Index Fund will be constituents of the S&P 500 Index. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

(b) Description of Benchmark Index. The following is a description of the index against which the Fund measures its performance.

The S&P 500® Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

Hedging Strategies and Related Investment Techniques

The Fund described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Fund may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund’s total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund’s total assets.

The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A Fund’s transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Writing Covered Call Options. The Fund is authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Fund is authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Selective Disclosure of the SSgA Funds’ Portfolio Holdings

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Investment Restrictions

The Fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2.	The Fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3.	With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10.	Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

11.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

12.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

13.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Portfolio Turnover

The Fund buys securities and holds them until the index changes or deletes the securities. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, such as to cover redemptions, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short- term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

2010	2009	2008

13%	8%	13%

MANAGEMENT OF THE FUND

Board of Trustees and Officers

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a rejection is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2010, the Board of Trustees held six meetings (including one meeting of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of eight Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He or she also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of their duties and the fulfillment of their obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor as well as Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, Tuckerman in its capacity as sub-Advisor to SSgA Tuckerman Active REIT Fund, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out a Fund’s investment management, distribution and business affairs. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor, Tuckerman (with respect to SSgA Tuckerman Active REIT Fund), and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor, or Tuckerman in the case of SSgA Tuckerman Active REIT Fund, is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a committee structure that allows the Board to allocate areas of responsibility among committees of Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The four standing committees of the Board described below meet regularly. Each of the standing committees is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at standing committee meetings, he attends the meetings of such committees on an ex-officio basis:

■	The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. For the fiscal year ended August 31, 2010, the Audit Committee held three meetings.

■	The Valuation Committee’s primary purposes are to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board of Trustees meetings. For the fiscal year ended August 31, 2010, the Valuation Committee held no meetings.

■	The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. For the fiscal year ended August 31, 2010, the Governance Committee held two meetings.

■	The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. During the fiscal year ended August 31, 2010, the QLCC held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, Tuckerman, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); ■ March 2007 to September 2010, member, IDC Board of Governors; ■ September 2007 to September 2010, member, Investment Company Institute Board of Governors; ■ September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and ■ Until December 2008, Director, Russell Trust Company (Retired).	20	■ Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Diane B. Glossman Born March 9, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since October 2009 ■ Audit Committee Financial Expert ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ 2003 to Present, Consultant to financial institutions; ■ 1998 to Present, Director, A.M. Todd Group, Inc. (flavorings manufacturer); ■ 2004 to Present, Director, Bucks County SPCA (animal welfare non-profit) (Until May 2005, President; May 2005 to Present, Vice-President; 2004 to Present, member of Finance Committee); and ■ Chartered Financial Analyst.	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); ■ Certified Financial Planner and Member, Financial Planners Association; and ■ Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None.

Independent Trustee Steven J. Mastrovich Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC	■ June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; ■ January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and ■ October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None.

Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Independent Chairman of the Board since January 2009 ■ Member (ex officio), Audit Committee ■ Member (ex officio), Governance Committee ■ Member (ex officio), Valuation Committee ■ Member (ex officio), QLCC	■ 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; ■ 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); ■ 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); ■ 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); ■ January 2009 to Present, Independent Director, SSgA Fixed Income plc; and ■ January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Member, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Member, QLCC
■  March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

■  1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

■  1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);

■  September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);

■  1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

■  2003 to 2009, Trustee, Gettysburg College.
			20	None.

	Position(s) with SSgA
	Funds;		Number of
	Length of Time		Portfolios in
	Served;		Fund
	Term of Office: Until	Principal Occupation(s) During	Complex	Other Directorships Held
Name, Address	successor is elected	Past 5 Years; and Other Relevant	Overseen by	by Trustee During Past
and Age	and qualified	Experience, Attributes and Skills(1)	Trustee	5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1991 ■ Member, Audit Committee ■ Member, Governance Committee ■ Chairman, Valuation Committee ■ Member, QLCC	■ 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc; ■ Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and ■ Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Independent Trustee Henry W. Todd Born May 4, 1947 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Trustee since 1988 ■ Alternate Chairman, Audit Committee ■ Member, Governance Committee ■ Member, Valuation Committee ■ Chairman, QLCC	■ Until May 30, 2010, Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); ■ Until December 2008, Independent Director, SSgA Cash Management Fund plc (investment company); and ■ Until July 2005, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Trustee since November 2008	■ 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; ■ 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; ■ 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and ■ June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Position(s) with SSgA Funds;
Length of Time Served;
Term of Office: Until successor is
Name, Address and Age	elected by Trustees	Principal Occupation(s) During Past Five Years
Principal Officer James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ President and Chief Executive Officer from January 2006 to Present; and ■ Principal Executive Officer since 2005
■  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

■  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

■  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Principal Officer Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Vice President since May 2006
■  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);

■  July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

■  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Principal Officer Cuan Coulter Born August 30, 1972 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	■ Chief Compliance Officer since December 2010
■  April 2009 – Present (Senior Vice President, SSgA Global Chief Compliance Officer);

■  July 2008 – April 2009 (Senior Vice President, SSgA U.S Senior Compliance Officer); and

■  1999 – July 2008 (Partner, PricewaterhouseCoopers, LLP).

Principal Officer Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	■ Treasurer and Principal Accounting Officer since 2000
■  2009 to Present, Global Head of Fund Operations, Russell Investments;

■  Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, and Russell Trust Company;

■  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

■  Director, Russell Financial Services, Inc., Russell Investment Management Company, and Russell Fund Services Company.

Principal Officer Sandra G. Richardson Born January 12, 1971 1301 Second Ave., 18th Floor Seattle, WA 98101	■ Secretary and Chief Legal Officer since 2010
■  September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and

■  November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Trustee Compensation

Independent Trustees are paid each calendar year an annual base retainer fee of $80,000. In addition to the base retainer, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), $750 (special telephonic meetings under thirty minutes), and $1,500 (special telephonic meetings over thirty minutes). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chair of each Committee receives an additional annual fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2010, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2010
	Aggregate	Pension Or Retirement		Total Compensation
	Compensation	Benefits Accrued As	Estimated Annual	From Funds And Fund
	From SSgA	Part Of SSgA Fund	Benefits Upon	Complex Paid To
	Funds	Expenses	Retirement	Trustees
Independent Trustees

Lynn L. Anderson	$50,383	$0	$0	$50,383

Diane B. Glossman	$148,112	$0	$0	$148,112

William L. Marshall	$171,473	$0	$0	$171,473

Steven J. Mastrovich	$160,217	$0	$0	$160,217

Patrick J. Riley, Chairman of the Board	$188,610	$0	$0	$188,610

Richard D. Shirk	$156,403	$0	$0	$156,403

Bruce D. Taber	$162,518	$0	$0	$162,518

Henry W. Todd	$160,866	$0	$0	$160,866

Equity Securities Beneficially Owned By Trustees For The Calendar Year Ended December 31, 2009

Aggregate Dollar Range
Of Equity Securities In
All Registered Investment
Companies Overseen By
Trustees In Family of
Trustee	Dollar Range Of Equity Securities In Each Fund		Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000
Diane B. Glossman	None	$0	$0
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Steven J. Mastrovich	None	$0	$0
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
	Money Market Fund	Over $100,000
Richard D. Shirk	Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000
Henry W. Todd	None	$0	$0

Trustees and Officers of the Master Funds

The trustees of the State Street Master Funds (the Master Funds) are responsible for generally overseeing the Master Funds’ business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.

Independent Trustees of the Master Funds

	Position(s)
	Held with		Number of
	Trust; Term of		Funds in Fund
	Office and		Complex	Other
	Length of		Overseen by	Directorships
Name, Address, and Age	Time Served	Principal Occupation During Past Five Years	Trustee	Held by Trustee

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 65	Trustee and Chairman of the Board Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Trust; and Director The China Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 73	Trustee Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital (1984 – present); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman , Boston Plan For Excellence (non-profit) (1994 – 2008);	22	Trustee, State Street Institutional Investment Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 61	Trustee Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1998 – present); Chief Executive Officer, IEmily.com (internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984–1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	22	Trustee, State Street Institutional Investment Trust; and Director, IEmily.com, Inc.

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust

Interested Trustee

Position(s)
	Held with		Number of
	Trust; Term of		Funds in Fund
	Office and		Complex	Other
	Length of		Overseen by	Directorships
Name, Address, and Age	Time Served	Principal Occupation During Past Five Years	Trustee	Held by Trustee

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 45	Term: Indefinite Trustee since 2/07 President Elected: 4/05	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment adviser); • March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and • President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).	22	Listed under principal occupations

Officers of the Master Funds

Position(s)
Held with
Trust;
Term of
Office and
Length of
Name, Address, and	Time
Age	Served	Principal Occupation During Past Five Years

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 45	President Term: Indefinite Elected: 4/05
•  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment adviser);

•  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors;

•  President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator
Securities Lending Trust (registered investment companies).

Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Vice President Term: Indefinite Elected: 9/09
•  Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment adviser);

•  July 2007 to Present, Managing Director (June 2006 to July 2007,
Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

•  Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age 59	Treasurer Term: Indefinite Elected: 05/05, Resigned November 2010	• Senior Vice President of State Street Bank and Trust Company (2002 — present).

Position(s)
Held with
Trust;
Term of
Office and
Length of
Name, Address, and	Time
Age	Served	Principal Occupation During Past Five Years

Laura Healy State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age 46	Treasurer Term: Indefinite Elected: 11/10
•  Vice President of State Street Bank and Trust Company (2002 — present);

•  Managing Director, Deutsche Bank (including its predecessor, Scudder Investments),

•  Fund Operations Unit (2001 — 2002);

•  President, UAM Fund Services (1995 — 2001).

Brian D. O’Sullivan State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 Age 35	Assistant Treasurer Term: Indefinite Elected: 11/08	• Vice President of State Street Bank and Trust Company (2007 — present) with which he has been affiliated with since 1997.

Peter T. Sattelmair State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 Age 32	Assistant Treasurer Term: Indefinite Elected: 11/08	• Director of Fund Administration of State Street Bank and Trust Company (2007 — present) with which he has been affiliated with since 1999.

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age 39	Secretary Term: Indefinite Elected: 11/09
•  Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present;

•  Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009;

•  Assistant Vice President and Counsel, State Street Bank and Trust
Company, October 2000 to December 2004 and was retired in 2005.

Brian C. Poole State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age 39	Assistant Secretary Term: Indefinite Elected: 11/09
•  Vice President and Counsel, State Street Bank and Trust Company, 2008 to present;

•  Associate Counsel, State Street Bank and Trust Company (formerly known as Investors Bank and Trust Company, 2004-2007.

Cuan Coulter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 38	Chief Compliance Officer Term: Indefinite Elected: 12/10
•  April 2009 — Present (Senior Vice President, SSgA Global Chief Compliance Officer);

•  July 2008 — April 2009 (Senior Vice President, SSgA U.S. Senior Compliance Officer); and

•  1999 — July 2008 (Partner, PricewaterhouseCoopers, LLP).

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation’s address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Investment Company has retained the Advisor as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment Advisor to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fund).

Controlling and Principal Shareholders

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2010, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of Investment Company’s voting securities.

As of November 26, 2010, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA S&P 500 Index Fund

•	Frontier Trust Company FBO Asset Mgmt Plan for Affils GE Cos 40033, P.O. Box 10758, Fargo, ND 58106-0758 — 5.33%

•	ING, Baylor Health 401k, Trustee: State Street Bank & Trust, 1 Heritage Drive, Quincy, MA 02171-2105 — 7.14%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281 — 22.65%

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor is One Lincoln Street, Boston, MA 02111-2900. State Street Corporation’s address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Investment Company has retained the Advisor as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment Advisor to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fund).

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2010
	Number of	Assets	Number of	Assets		Assets
	Registered	Under	Pooled	Under		Under
Portfolio	Investment	Management	Investment	Management	Other Types	Management	Asset Total
Managers	Companies	(in billions)	Vehicles	(in billions)	of Accounts	(in billions)	(in billions)
Karl Schneider, John Tucker	101	$57.12	193	$223.15	284	$189.30	$469.57

Ownership of Securities. As of August 31, 2010, the portfolio managers do not beneficially own any shares of the Fund.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:

2010	2009	2008

$334,591	$320,646	$378,349

Custodian

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the

 1 The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

▪	Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion — 0.75 basis point (b.p.); over $30 billion — 0.50 b.p. (domestic accounting); First $10 billion — 1.50 b.p.; over $10 billion — 1.00 b.p. (international accounting);

▪	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion — 0.40 b.p.; over $20 billion — 0.20 b.p. Domestic transaction charges range from $6 to $25. For international transactions, holding charges range from 1 b.p. to 35 b.p. and transaction charges range from $30 to $125, depending on the country in which securities are held. An additional manual trade charge of $15 (US domestic trades) or $25 (non-US trades) applies to trades not delivered electronically in good form.

▪	Pricing. Monthly quote charge, based on month-end positions: $4,500 annual base pricing charge per Fund with charges ranging from $4 to $16, depending on the type of security. ITG fair value pricing $4,000 per Fund annually;

▪	Yields. $4,200 per Fund annually;

▪	On-Line Access Charge. $960 per Fund annually;

▪	Multiple Classes of Shares. $5,100 per class annually;

▪	Fund of Funds. Accounting fee, daily priced — $9,000 per Fund of Fund annually; each additional class — $9,000 per class annually; transactions — $5 each; custody feeder flat fee $9,000 annual per feeder;

▪	Loan Servicing Fee. The greater of the per loan calculation and asset based calculation. Per loan calculations range from $750 per loan for a Fund that holds 5 loans, to $3,750 per loan for a Fund that holds 50 loans, and a minimum additional $55 per loan charge in excess of 50 loans; asset based fee calculations are 3 b.p. for the first $500 million, 2.5 b.p. for the next $500 million and 2 b.p. thereafter, with incoming and outgoing wire charges of $5 and $5.25 respectively.

▪	Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 91-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

▪	Special Services. Wash sales system and ITELS — $3,000 per Fund annually; qualified dividend income reporting — $500 per Fund; Chief Compliance Officer reporting fees — $600 per Fund annually; and

▪	Out-of-Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, ITG fair value fee per composite fund annually of $10,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

Distributor

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

2010	2009	2008

$634,401	$489,330	$648,405

For the fiscal year ended August 31, 2010 these amounts are reflective of the following individual payments:

Advertising	$47,324
Printing	$30,825
Compensation to Dealers	$314,515
Compensation to Sales Personnel	$184,598
Other*	$57,139

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Code of Ethics

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

Distribution Plan and Shareholder Servicing Arrangements

Distribution Plan. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each Fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plan, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Funds by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the “Plan”), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (“Intermediaries”), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Intermediaries; arranging for bank wires transferring customers’ funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the Fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the Service Agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the Fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of Fund shares, are not permitted by the Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 15 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each Fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or (ii) sponsorship of regional or national events of Intermediaries.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The Fund paid the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

2010	2009	2008

$329,597	$297,502	$437,772

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

Legal Counsel

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisors as to if and how the U.S. federal income tax and its withholding requirements applies to them.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. A Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% (instead of 15%) for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2010 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date

SSgA S&P 500 Index Fund	$61,496,969	8/31/2011
SSgA S&P 500 Index Fund	$20,170,152	8/31/2012
SSgA S&P 500 Index Fund	$9,160,101	8/31/2013
SSgA S&P 500 Index Fund	$10,082,013	8/31/2014
SSgA S&P 500 Index Fund	$4,992,179	8/31/2018

Due to recent legislation, capital loss carryovers arising in future years will not expire.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the SEC. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5-and 10-year periods (or life of a Fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

P(1+T)[n] = ERV
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1+T)[n] = ATVD
where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the Fund, less taxes due on such distributions, are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Average Annual Total Return

One Year Ended	Five Years Ended	Ten Years Ended
August 31, 2010	August 31, 2010	August 31, 2010

4.77%	(1.05)%	(1.96)%

ADDITIONAL INFORMATION

Shareholder Meetings

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

Capitalization and Voting

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund.

Federal Law Affecting State Street

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of

Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

Proxy Voting Policy

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

Massachusetts Business Trust

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2010, appearing in the Funds’ 2010 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in any respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

▪	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

▪	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

▪	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

▪	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

▪	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

▪	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

▪	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

▪	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

▪	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

▪	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

▪	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

▪	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

▪	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

▪	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

▪	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

▪	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co.  (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•	Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•	The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors[1]

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

 1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•	Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process—

especially the proxy voting process—to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.